UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-12

REVLON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
April 21, 2010

Dear Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Revlon, Inc., which will be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2010, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818. The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Please also see the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for important information that you will need in order to pre-register for admission to the meeting, if you plan to attend in person.

While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the 2010 Annual Meeting. In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (instead of a paper copy of the Proxy Statement and our 2009 Annual Report) which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically. The Notice of Internet Availability of Proxy Materials also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2009 Annual Report and a form of proxy card. Our proxy materials are being furnished to stockholders on or about April 21, 2010.

Whether or not you plan to attend the 2010 Annual Meeting, we encourage you to vote your shares, regardless of the number of shares you hold, by utilizing the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and our Proxy Statement. This will not restrict your right to attend the 2010 Annual Meeting and vote your shares in person, should you wish to change your prior vote.

Thank you.

Sincerely yours,

Alan T. Ennis
President and Chief Executive Officer

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Revlon, Inc.

The 2010 Annual Meeting of Stockholders of Revlon, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2010, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818. The following proposals will be voted on at the 2010 Annual Meeting:

1. the election of the following persons as members of the Company’s Board of Directors to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert;

2. the approval of the Revlon Executive Incentive Compensation Plan;

3. the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010; and

4. the transaction of such other business as may properly come before the 2010 Annual Meeting.

A Proxy Statement describing the matters to be considered at the 2010 Annual Meeting accompanies this notice. Only stockholders of record at 5:00 p.m., Eastern Time, on April 8, 2010 are entitled to notice of, and to vote at, the 2010 Annual Meeting and at any adjournments thereof. For at least ten days prior to the 2010 Annual Meeting, a list of stockholders entitled to vote at the 2010 Annual Meeting will be available for inspection during normal business hours at the offices of the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, and such list also will be available at the 2010 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the June 3, 2010 Annual
Stockholders’ Meeting:

We are delivering our Proxy Statement and 2009 Annual Report this year under U.S. Securities and Exchange Commission rules that require companies to make proxy materials available to their stockholders over the Internet and to furnish notice of Internet access to such materials. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all of our stockholders (stockholders who have a request for paper copies on file with our transfer agent or their broker will receive paper copies of our proxy materials in the mail). A paper copy of our proxy materials may be requested through one of the methods described in the Notice of Internet Availability of Proxy Materials. Our Proxy Statement, including the Notice of Annual Meeting of Stockholders, and our 2009 Annual Report to Stockholders are available at www.proxyvote.com (where stockholders may also vote their shares, over the Internet) and at www.revloninc.com.

Whether or not you plan to attend the 2010 Annual Meeting, your vote is important. Please promptly submit your proxy by Internet, telephone or mail by following the instructions found on your Notice of Internet Availability of Proxy Materials or proxy card. Your proxy can be withdrawn by you at any time before it is voted at the 2010 Annual Meeting.

If you plan to attend the 2010 Annual Meeting in person, you should check the appropriate box on your proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you intend to do so. You will need to present valid picture identification, such as a driver’s license or passport, in order to be admitted to the meeting. If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents (copies will not be accepted) to evidence your stock ownership as of the April 8, 2010 record date, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted), your brokerage account statement demonstrating that you held Revlon, Inc. Class A Common Stock, Class B Common Stock or

Series A Preferred Stock (“voting capital stock”) in your account on the April 8, 2010 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. voting capital stock in your account on the April 8, 2010 record date. Please see our Proxy Statement for information on how to pre-register for the meeting, should you wish to attend.

As previously disclosed, in September 2008, the Company completed a 1-for-10 reverse stock split of its Class A and Class B Common Stock (the “Reverse Stock Split”) pursuant to which each ten (10) shares of Revlon, Inc. Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2010 Annual Meeting.

In order to expedite the admission registration process, we encourage stockholders to pre-register in accordance with the pre-registration procedures set forth in our Proxy Statement.

Thank you.

By Order of the Board of Directors

Michael T. Sheehan
Senior Vice President, Deputy General Counsel
and Secretary

April 21, 2010

PLEASE PROMPTLY SUBMIT YOUR VOTE BY INTERNET, TELEPHONE OR MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, VOTING INSTRUCTION FORM OR PROXY CARD. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

Objectives of the Company’s Compensation Program and What it is Designed to Reward	18
Each Element of Compensation and Why the Company Chooses to Pay It	18
Setting Pay; Market References	19
Total Compensation	19
Base Salary	19
Annual Cash Bonus	19
Long-Term Compensation	22
Other Compensation and Benefit Programs	22
How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements	23
Role of the Compensation Committee	23
Tax Deductibility of Executive Compensation	24
EXECUTIVE COMPENSATION	24
SUMMARY COMPENSATION TABLE	25
Employment Agreements and Payments Upon Termination and Change of Control	26
Termination Payments	26
Change of Control Payments	30
GRANTS OF PLAN-BASED AWARDS	32
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	33
OPTION EXERCISES AND STOCK VESTED	36
PENSION BENEFITS	37
NON-QUALIFIED DEFERRED COMPENSATION	39
DIRECTOR COMPENSATION	39
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
EQUITY COMPENSATION PLAN INFORMATION	43
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	44
Transfer Agreements	44
Reimbursement Agreements	44
Tax Sharing Agreements	45
Registration Rights Agreement	45
MacAndrews & Forbes Senior Subordinated Term Loan and Related Transactions	46
Contribution and Stockholder Agreement	47
Fidelity Stockholders’ Agreement	47
Other	48
Review and Approval of Transactions with Related Persons	48
CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS	49
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	49
PROPOSAL NO. 2 APPROVAL OF THE REVLON EXECUTIVE INCENTIVE COMPENSATION PLAN	49
VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION	50
DESCRIPTION OF THE PLAN’S TERMS	50
Summary of the Revlon Executive Incentive Compensation Plan	50
Plan Administration; Delegation	50
Eligibility	51
Awards and Performance Periods	51

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why am I receiving these proxy materials?

A.	Our Board of Directors is providing this Proxy Statement and other materials to you in connection with the Company’s 2010 Annual Meeting of Stockholders. This Proxy Statement describes the matters proposed to be voted on at the 2010 Annual Meeting, including the election of directors, approval of the Revlon Executive Incentive Compensation Plan, and the ratification of the selection of the Company’s independent registered public accounting firm for 2010 and such other business as may properly come before the 2010 Annual Meeting. The approximate date when these proxy materials are being made available to you is April 21, 2010.

Q.	Why did I receive a notice regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2010 Annual Meeting, we are making the proxy materials and our 2009 Annual Report available to our stockholders electronically via the Internet. On or about April 21, 2010, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”). The Internet Notice contains instructions on how stockholders may access and review our proxy materials and our 2009 Annual Report over the Internet and vote electronically, as well as instructions on how stockholders can receive a paper copy of our proxy materials, including the 2010 Proxy Statement, the 2009 Annual Report and a form of proxy card. Otherwise, you will not receive a printed copy of the proxy materials (unless you already had a request for paper copies on file with our transfer agent or your broker). Instead, the Internet Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you would like to receive a printed copy of the proxy materials, please follow the instructions included in the Internet Notice for requesting printed materials.

Important Notice Regarding the Availability of Proxy Materials for the June 3, 2010 Annual
Stockholders’ Meeting:

Our 2010 Proxy Statement, including the Notice of Annual Meeting of Stockholders, and 2009 Annual Report to Stockholders are available at www.proxyvote.com (where stockholders may also vote their shares, via the Internet) and at www.revloninc.com.

Q.	How can I request paper copies of proxy materials?

A.	If you only received the Internet Notice, you will not receive a printed copy of the proxy materials unless you request them. There is no charge imposed by the Company for requesting a copy. To request paper copies, stockholders can go to www.proxyvote.com and follow the instructions posted for requesting materials, call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. If you request materials by email, send a blank email with your Control Number(s) (located in the Internet Notice) in the subject line. To facilitate timely delivery of paper copies of requested materials, please make your paper copy request no later than May 20, 2010.

Q.	When and where is the 2010 Annual Meeting?

A.	The 2010 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2010, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818.

Q.	What is the purpose of the 2010 Annual Meeting?

A.	At the 2010 Annual Meeting, the Company’s stockholders will act upon the following matters set forth in the Notice of Annual Meeting of Stockholders:

•	the election of the following persons as members of the Company’s Board of Directors to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert (if any nominee is unable or declines unexpectedly to stand for election as a director at the 2010 Annual Meeting, the

i

Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees and proxies will be voted for any such substitute nominee);

•	the approval of the Revlon Executive Incentive Compensation Plan;

•	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010; and

•	the transaction of such other business as may properly come before the 2010 Annual Meeting.

Q.	What are the voting recommendations of the Board?

A.	The Board recommends the following votes:

•	FOR each of the director nominees (all of whom are currently directors);

•	FOR the approval of the Revlon Executive Incentive Compensation Plan; and

•	FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Many holders of the Company’s voting capital stock hold such shares through a broker or other nominee (i.e., a beneficial owner) rather than directly in their own name (i.e., a stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date, you are considered the stockholder of record with respect to those shares, and these proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the 2010 Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.

•	Reverse Stock Split. As previously disclosed, in September 2008, the Company effected a 1-for-10 reverse stock split of its Class A and Class B Common Stock (the “Reverse Stock Split”) pursuant to which each ten (10) shares of Revlon Class A and Class B Common Stock issued and outstanding immediately prior to 11:59 p.m. on September 15, 2008 were automatically combined into one (1) share of Class A Common Stock and Class B Common Stock, respectively, subject to the elimination of fractional shares. The Company has determined that stockholders who have not yet surrendered their shares to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2010 Annual Meeting.

•	Beneficial Owner. If your shares are held in a brokerage account or by another nominee as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being made available, electronically or otherwise, by the Company to your broker, nominee or trustee and they should forward these materials to you, together with a voting instruction form if furnished via paper copy to your broker, trustee or nominee.

Q.	How do I vote?

A.	You may vote using one of the following methods:

Internet.  For all holders of our voting capital stock (whether a stockholder of record or a beneficial owner), to vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website (have your Internet Notice or your proxy card available as you will need to reference your assigned Control Number(s)). You may vote on the Internet up until 11:59 p.m. Eastern Time on June 2, 2010, which is the date before the June 3, 2010 Annual Meeting. If you vote by the Internet, you need not return your proxy card (if you received one), unless you wish to change your Internet vote.

Telephone.  You may vote by telephone by calling the toll-free number on your proxy card up until 11:59 p.m., Eastern Time, on June 2, 2010, which is the date before the June 3, 2010 Annual Meeting, and following the pre-recorded instructions (have your Internet Notice or your proxy card available when you call as you will need to reference your assigned Control Number(s)). If you vote by telephone, you should not return your proxy card (if you received one), unless you wish to change your Internet vote.

Mail.  If you received your proxy materials by mail, due to having a request for paper copies on file with our transfer agent or your broker, you may vote by mail by appropriately marking your proxy card, dating and signing it, and returning it in the postage-prepaid envelope provided, or to Vote Processing (Revlon), c/o Broadridge, 51 Mercedes Way, Edgewood, NJ 11717, for receipt prior to the closing of the voting polls for the June 3, 2010 Annual Meeting.

In Person.  You may vote your shares in person by attending the 2010 Annual Meeting and submitting a valid proxy at the 2010 Annual Meeting. If you are a “registered owner” or “record holder” (i.e., you are listed as a stockholder on the books and records of our transfer agent), you may vote in person by submitting your previously furnished proxy or casting a voting capital stock ballot furnished by the Company at the Meeting prior the closing of the polls; if you are a “beneficial owner” (i.e., your shares are held by a nominee, such as a bank or broker or in “street name”), you may not vote your shares in person at the 2010 Annual Meeting unless you obtain and present to the Company an original (copies will not be accepted) legal proxy from your bank or broker authorizing you to vote the shares (“Requests for Admission” will not be accepted).

Voting, Generally.  All shares that have been voted properly by an unrevoked proxy will be voted at the 2010 Annual Meeting in accordance with your instructions. In relation to how your proxy will be voted, see ”How will my proxy be voted?” below.

If you are a “beneficial owner” because your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive instructions on how to vote from your bank, broker or other record holder. You must follow these instructions in order for your shares to be voted. You should instruct your nominee on how to vote your shares. Your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, the broker may vote your shares only with respect to Proposal No. 3 (the ratification of the appointment of the Company’s independent registered public accounting firm), which is considered a “routine” matter, and not with respect to either Proposal No. 1 (the election of directors) or Proposal No. 2 (the approval of the Revlon Executive Incentive Compensation Plan).

Q.	Who can vote?

A.	Only stockholders of record of Revlon, Inc. Class A and Class B Common Stock and Revlon, Inc. Series A Preferred Stock at 5:00 p.m., Eastern Time, on April 8, 2010, the record date for the 2010 Annual Meeting, or those who have been granted and present an original, signed, valid legal proxy in appropriate form from a holder of record of Revlon, Inc. Class A or Class B Common Stock or Revlon, Inc. Series A Preferred Stock as of 5:00 p.m., Eastern Time, on April 8, 2010, are entitled to vote. Each share of the Company’s Class A Common Stock and Series A Preferred Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes.

As noted above, the Company has determined that stockholders who have not yet surrendered their old shares of Class A Common Stock to the Company’s transfer agent for exchange in connection with the Reverse Stock Split will be considered stockholders of record and will be permitted to receive these proxy materials, vote their shares (after giving effect to the 1-for-10 Reverse Stock Split) and attend the 2010 Annual Meeting.

Q.	How will my proxy be voted?

A.	Your proxy, when properly submitted to us, and not revoked, will be voted in accordance with your instructions. If you sign and return your proxy card without indicating how you would like your shares to be voted, the persons designated by the Company as proxies will vote in accordance with the recommendations of the Board of Directors on Proposal No. 1 (the election of directors), Proposal No. 2 (the approval of the Revlon Executive Incentive Compensation Plan) and Proposal No. 3 (the ratification of the appointment of the Company’s independent registered public accounting firm). The Board’s recommendation is set forth in the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote: (1) FOR each of the 11 director nominees identified in this Proxy Statement (all of whom currently are directors), (2) FOR the approval of the Revlon Executive Incentive Compensation Plan, and (3) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.

Although we are not aware of any other matter that may be properly presented at the 2010 Annual Meeting, if any other matter is properly presented, the persons designated by the Company as proxies may vote on such matters in their discretion.

Q.	Can I change or revoke my vote?

A.	Yes. If you are a stockholder of record, you can change or revoke your vote at any time before it is voted at the 2010 Annual Meeting by:

•	executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2010 Annual Meeting;

•	filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2010 Annual Meeting; or

•	attending the 2010 Annual Meeting and voting in person.

If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee to change or revoke your vote.

To revoke a vote previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Q.	What if I am a participant in the Revlon 401(k) Plan?

A.	This Proxy Statement is being furnished to you if Revlon, Inc. Class A Common Stock is allocated to your account within the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”). The trustee of the 401(k) Plan, as the record holder of the Company’s shares held in the 401(k) Plan, will vote the shares allocated to your account under the 401(k) Plan in accordance with your instructions. If the trustee of the 401(k) Plan does not otherwise receive voting instructions for shares allocated to your 401(k) Plan Account, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee. 401(k) Plan participants must submit their voting instructions to the trustee of our 401(k) Plan in accordance with the instructions included with the proxy card or Internet Notice so that they are received by 11:59 p.m. Eastern Time on May 28, 2010 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the trustee at the 2010 Annual Meeting in the manner described in this paragraph above for non-votes.

Q.	Who can attend the 2010 Annual Meeting?

A.	Anyone who was a stockholder of the Company as of 5:00 p.m., Eastern Time, on April 8, 2010, the record date for the 2010 Annual Meeting, and who provides the necessary identification may attend the 2010 Annual Meeting. Directions to the address for the 2010 Annual Meeting are available on various Internet travel sites, or you may seek assistance from the Company when pre-registering. See also, “Who Can Vote,” above.

To attend the 2010 Annual Meeting, please follow these instructions:

•	If you are a stockholder of record on the April 8, 2010 record date, check the appropriate box on the proxy card (or indicate that you will attend when prompted by electronic voting means which you may access)

indicating that you plan on attending the 2010 Annual Meeting, and please present at the meeting a valid picture identification, such as a driver’s license or passport.

•	If you are a stockholder whose shares are held in a brokerage account or by another nominee, please present at the meeting valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. voting capital stock as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date, in order to be admitted to the 2010 Annual Meeting. As noted, you will need to present original evidence of stock ownership, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted), your brokerage account statement, demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date.

In order to ensure the safety and security of our meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Q.	Should I pre-register for the 2010 Annual Meeting?

A.	In order to expedite the admission registration process required for you to enter the 2010 Annual Meeting, we encourage stockholders to pre-register by phone by calling Amy Heidingsfelder, Senior Manager, Legal Services, at (212) 527-5628, Meaghan Connerty, Senior Corporate Legal Assistant, at (212) 527-5528, or Brett Fleisher, Corporate Legal Assistant, at (212) 527-5648, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 2, 2010 (the date prior to the 2010 Annual Meeting). Stockholders pre-registering by phone will be admitted to the 2010 Annual Meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 8, 2010 record date.

Q.	Can I bring a guest to the 2010 Annual Meeting?

A.	Yes. If you plan to bring a guest to the 2010 Annual Meeting, please provide us with advance notice of that pursuant to the pre-registration procedures for stockholders set forth in this Proxy Statement. When you go through the registration area at the 2010 Annual Meeting, be sure your guest is with you. Guests must also present valid picture identification to gain access to the 2010 Annual Meeting. We reserve the right to limit guest attendance due to space limitations.

Q.	Can I still attend the 2010 Annual Meeting if I have previously voted or returned my proxy?

A.	Yes. Attending the 2010 Annual Meeting does not revoke a previously submitted valid proxy. See, “Can I Change or Revoke My Vote?” above.

Q.	What shares are covered by my proxy card or electronic voting form?

A.	The shares covered by your proxy card or electronic voting form represent all of the shares of the Company’s voting capital stock that you own in the account referenced on the proxy card. Any shares that may be held for your account by the 401(k) Plan or another account will be represented on a separate proxy card or separate Control Number.

Q.	What does it mean if I get more than one proxy card?

A.	It means you have multiple accounts at our transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

v

REVLON, INC.

PROXY STATEMENT
Annual Meeting of Stockholders
to be held on June 3, 2010

This Proxy Statement is being furnished on or about April 21, 2010 by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Revlon, Inc. (the “Company” or “Revlon”) in connection with the solicitation of proxies to be voted at the 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2010, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818, and at any adjournments thereof. The 2009 Annual Report furnished with our Proxy Statement does not form any part of the material for the solicitation of proxies.

Pursuant to the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are required to provide our stockholders with access to our proxy materials over the Internet rather than only in paper form. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), rather than a printed copy of the proxy materials, to our stockholders of record as of April 8, 2010. You will not receive a printed copy of the proxy materials unless you already had a request for paper copies on file with our transfer agent or your broker. If you want to receive paper copies of the proxy materials, you must request them through one of the methods identified elsewhere in this Proxy Statement or in the Internet Notice. There is no charge imposed by the Company for requesting paper copies. Our proxy materials, including the Internet Notice, are being made available to stockholders entitled to vote at the 2010 Annual Meeting on or about April 21, 2010.

At the 2010 Annual Meeting, the Company’s stockholders will be asked to: (1) elect the following persons (all of whom currently are directors) as directors of the Company until the Company’s next annual stockholders’ meeting and until each such director’s successor is duly elected and has been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert; (2) approve the Revlon Executive Incentive Compensation Plan (the “Incentive Compensation Plan”); (3) ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010; and (4) take such other action as may properly come before the 2010 Annual Meeting or any adjournments thereof.

The Company’s principal executive offices are located at 237 Park Avenue, New York, NY 10017, and its main telephone number is (212) 527-4000.

Required Identification and Other Instructions for Attendees at the 2010 Annual Meeting

In order to be admitted to the 2010 Annual Meeting in person, you should check the appropriate box on your proxy card (or indicate that you will attend when prompted by electronic voting means which you may access) indicating that you intend to attend in person and you will need to present valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. Class A Common Stock, Class B Common Stock or Series A Preferred Stock as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date. If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents (copies will not be accepted) to evidence your stock ownership as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date, such as an original of a legal proxy from your bank or broker (“Requests for Admission” will not be accepted) or your brokerage account statement demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. voting capital stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2010 record date.

In order to expedite the admission registration process, we encourage stockholders to pre-register by phone by calling Amy Heidingsfelder, Senior Manager, Legal Services, at (212) 527-5628, Meaghan Connerty, Senior Corporate Legal Assistant, at (212) 527-5528, or Brett Fleisher, Corporate Legal Assistant,

at (212) 527-5648, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 2, 2010 (the date before the 2010 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 8, 2010 record date. Directions to the address for the 2010 Annual Meeting are available on various Internet travel sites, or you may seek assistance from any of the above individuals when pre-registering.

In order to ensure the safety and security of our annual meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Solicitation and Voting of Proxies; Revocation

All proxies properly submitted to the Company, unless such proxies are properly revoked before they are voted at the 2010 Annual Meeting, will be voted on all matters presented at the 2010 Annual Meeting in accordance with the instructions given by the person executing (or electronically submitting) the proxy or, in the absence of instructions, will be voted (1) FOR the election to the Board of Directors of each of the 11 nominees identified in this Proxy Statement (all of whom currently are directors); (2) FOR the approval of the Incentive Compensation Plan; and (3) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010 (see below for discussion of broker non-votes). The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2010 Annual Meeting was December 22, 2009. The Company did not receive any proposals to be included in these proxy materials.

Additionally, pursuant to the Company’s By-laws, in order for business to be properly brought before the 2010 Annual Meeting (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and business specified in this Proxy Statement), notice of such business must have been received by the Company between March 6, 2010 and April 5, 2010 and such notice must have included, among other things: (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of the Company’s shares which are owned beneficially or of record by such stockholder. The Company did not receive notification of any such matters. If any other matters are properly presented before the 2010 Annual Meeting for action, however, in the absence of other instructions, it is intended that the persons named by the Company and acting as proxies will vote in accordance with their discretion on such matters.

The submission of a signed or validly submitted electronic proxy will not affect a stockholder’s right to change their vote, attend and/or vote in person at the 2010 Annual Meeting. Stockholders who execute a proxy or validly submit an electronic vote may revoke it at any time before it is voted at the 2010 Annual Meeting by: (i) filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2010 Annual Meeting; (ii) executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, NY 10017, Attention: Michael T. Sheehan, before the original proxy is voted at the 2010 Annual Meeting; or (iii) attending the 2010 Annual Meeting and voting in person. To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Record Date; Voting Rights

Only holders of record of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock” and, together with the Common Stock, the “Voting Capital Stock”), at 5:00 p.m., Eastern Time, on April 8, 2010 (the “Record Date”) will be entitled to notice of and to vote at the 2010 Annual

Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding: (i) 48,769,593 shares of the Company’s Class A Common Stock, each of which is entitled to one vote, (ii) 3,125,000 shares of the Company’s Class B Common Stock, each of which is entitled to 10 votes, and (iii) 9,336,905 shares of the Company’s Preferred Stock, each of which is entitled to one vote. Of that Voting Capital Stock, Mr. Ronald O. Perelman, Chairman of the Board of Directors, directly and indirectly through MacAndrews & Forbes Holdings Inc., of which Mr. Perelman is the sole stockholder (together with certain of its affiliates (other than the Company or its subsidiaries), “MacAndrews & Forbes”), beneficially owned approximately 77% of the combined voting power of the outstanding shares of the Company’s Voting Capital Stock as of the Record Date that are entitled to vote at the 2010 Annual Meeting.

The presence, in person or by duly submitted proxy, of the holders of a majority in total number of votes of the issued and outstanding shares of Voting Capital Stock entitled to vote at the 2010 Annual Meeting is necessary to constitute a quorum in order to transact business at such meeting. Abstentions and, as there is at least one “routine” matter for consideration at the 2010 Annual Meeting, “broker non-votes,” if any, will be included in the calculation of the number of shares present at the 2010 Annual Meeting for the purposes of determining a quorum. “Broker non-votes” are shares held by a broker, trustee or nominee that are not voted because the broker, trustee or nominee does not have discretionary voting power on a particular proposal and does not receive voting instructions from the beneficial owner of the shares. Brokers will not be allowed to vote shares as to which they have not received voting instructions from the beneficial owner with respect to Proposal No. 1 (the election of directors) or Proposal No. 2 (the approval of the Incentive Compensation Plan). Accordingly, broker non-votes will not be counted as a vote for or against these proposals. For shares as to which they have not received voting instructions from the beneficial owner, brokers will be able to vote on Proposal No. 3 (ratification of the Company’s selection of its independent registered public accounting firm for 2010), as this is considered a “routine” matter for which brokers have discretionary voting power.

MacAndrews & Forbes has informed the Company that it will duly submit proxies (1) FOR the election to the Board of Directors of each of the 11 nominees identified in this Proxy Statement (all of whom currently are directors); (2) FOR the approval of the Incentive Compensation Plan; and (3) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010. Accordingly, there will be a quorum and the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposals No. 1, No. 2 and No. 3 to be considered at the 2010 Annual Meeting.

If shares of Class A Common Stock are held as of the Record Date for the account of participants under the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”), the trustee for the 401(k) Plan will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective voting instruction forms. If the trustee does not otherwise receive voting instructions for shares held on account of a 401(k) Plan participant, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such unvoted shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee. 401(k) Plan participants must cast their votes in accordance with the instructions provided in the proxy materials so that they are received by 11:59 p.m. Eastern Time on May 28, 2010 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the trustee at the 2010 Annual Meeting in the manner described in this paragraph above.

Only holders of record of shares of the Company’s Voting Capital Stock on the Record Date will be entitled to notice of and to vote at the 2010 Annual Meeting or any adjournments thereof. Stockholders will be entitled to vote the number of voting shares held by them on the Record Date.

Distribution of Proxy Materials; Costs of Distribution and Solicitation; Interest of Certain Persons in Matters to Be Acted Upon

The accompanying form of proxy is being solicited on behalf of the Company’s Board of Directors. We will bear all costs in connection with preparing, assembling and furnishing this Proxy Statement and related materials, including reimbursing banks, brokerage houses and other custodians, nominees, agents and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. The Company has hired Broadridge to assist in the distribution and on-line hosting of proxy materials (including the provision of electronic voting methods) for the 2010 Annual Meeting. The estimated fee is approximately $10,500, plus out-of-pocket expenses such as postage. As part of the Company’s standard, historical incentive compensation programs, the Company’s employees, including its executive officers, have, in the past, received bonuses under the Company’s performance-based bonus plans upon achievement of the applicable performance criteria, and they may receive performance-based incentive compensation grants under an annual bonus program or a long-term incentive program under the Revlon Executive Incentive Compensation Plan, which is being submitted for stockholder approval as Proposal No. 2 under this Proxy Statement, subject to Compensation Committee approval. Such performance-based incentive program awards are structured so that they only pay out upon achievement by the Company of specific performance objectives and achievement by the program participants of their individual objectives.

Householding of Stockholder Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of our Internet Notice or proxy materials, as the case may be, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our Internet Notice or the 2010 proxy materials, as the case may be, to you if you write us at the following address: Revlon, Inc., Investor Relations Department, 237 Park Avenue, New York, NY 10017; or our proxy distributor at the following address: Broadridge, 51 Mercedes Way, Edgewood, NJ 11717. If you want to receive separate copies of the stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address. In the interest of reducing costs and promoting environmental responsibility, we encourage our stockholders to review electronic versions of our proxy materials, via the Internet.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors, pursuant to the Company’s By-laws, has fixed the number of directors at eleven (11), effective as of the date of the 2010 Annual Meeting. The 11 directors nominated for election by the Board of Directors, upon recommendation of the Board’s Nominating and Corporate Governance Committee, will be elected at the 2010 Annual Meeting to serve until the Company’s next Annual Meeting and until their successors are duly elected and shall have been qualified. All of the nominees currently are members of the Board of Directors. All director nominees, if elected, are expected to serve until the next Annual Meeting.

The Board of Directors has been informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees, in which event the individuals appointed as proxies will vote as directed as to the election of any such substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The election to the Board of Directors of each of the 11 nominees identified in this Proxy Statement requires the affirmative vote of a plurality of the votes cast by the holders of shares of Voting Capital Stock present in person or represented by proxy at the 2010 Annual Meeting and entitled to vote. With respect to Proposal No. 1, all proxies properly submitted to the Company, unless such proxies are revoked, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of each of the 11 nominees identified in this Proxy Statement. Brokers do not have the ability to vote on “non-routine” matters, including the election of directors, as to shares for which they have not received voting instructions from the beneficial owner. In light of the application of plurality voting to the election of Directors, when tabulating the vote and determining whether the Director has received the requisite number of affirmative votes, abstentions and broker non-votes will not count as a vote for or against a Director. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the 11 nominees identified in this Proxy Statement. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of the Company’s other stockholders, to effect the election of each of the director nominees. Given the affirmative vote of MacAndrews & Forbes, each director nominee will receive the necessary plurality vote and, in fact, will receive at least a majority of the votes cast at the 2010 Annual Meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the election to the Board of Directors of each of the 11 nominees identified below.

Nominees for Election as Directors

The name, age (as of December 31, 2009), principal occupation for the last five years, public company board service for the last five years, selected biographical information and period of service as a Director of the Company of each of the nominees for election as a director are set forth below.

Mr. Perelman (66) has been Chairman of the Board of Directors of the Company and of Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (“Products Corporation”), since June 1998 and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes”), a diversified holding company, and certain of its affiliates since 1980. Mr. Perelman has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: the Company (1992 — present); Products Corporation (1992 — present); REV Holdings LLC (2002 — 2006); Scientific Games Corporation (“Scientific Games”) (2003 — present); Allied Security Holdings LLC (“Allied Security”) (2004 — 2008); and M&F Worldwide Corp. (1995 — present), a holding company that owns and operates various businesses, for which Mr. Perelman has served as Chairman of the Board of Directors since 2007 (“M&F Worldwide”).

Mr. Ennis (39) has been the Company’s and Products Corporation’s President and Chief Executive Officer since May 2009. Mr. Ennis has served as a Director of the Company and of Products Corporation since March 2009. Mr. Ennis served as President, Revlon International from May 2008 to March 2009. Mr. Ennis served as the Company’s and Products Corporation’s Executive Vice President and Chief Financial Officer from November 2006 to May 2009, Treasurer from June 2008 to May 2009, and Corporate Controller and Chief Accounting Officer from September 2006 to March 2007. From March 2005 to September 2006, Mr. Ennis served as the Company’s Senior Vice President, Internal Audit. From 1997 through 2005, Mr. Ennis held several senior financial positions with Ingersoll-Rand Company Limited, a NYSE-listed company, where his duties included regional responsibility for Internal Audit in Europe and global responsibility for financial planning and analysis. Mr. Ennis began his career in 1991 with Arthur Andersen in Ireland. Mr. Ennis is a Chartered Accountant and member of the Institute of Chartered Accountants in Ireland. Mr. Ennis has a Bachelor of Commerce Degree from University College, Dublin, Ireland, and a Master of Business Administration Degree from New York University, New York, NY. Mr. Ennis has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: the Company (2009 — present) and Products Corporation (2009 — present).

Mr. Kennedy (63) has been the Company’s and Products Corporation’s Vice Chairman since May 2009. Mr. Kennedy has served as a Director of the Company and of Products Corporation since September 2006. Mr. Kennedy has also served as Senior Executive Vice President of MacAndrews & Forbes since May 2009. Mr. Kennedy served as the Company’s and Products Corporation’s President and Chief Executive Officer from September 2006 to May 2009, and Executive Vice President, Chief Financial Officer and Treasurer from March 2006 to September 2006, and as the Company’s Executive Vice President and Products Corporation’s President, International from June 2002 until March 2006. From 1998 until 2001, Mr. Kennedy was Managing Director (CEO) and a member of the Board of Directors of Coca-Cola Amatil Limited, a publicly-traded company headquartered in Sydney, Australia and listed on the Sydney Stock Exchange (“Coca-Cola Amatil”). From 1992 to 1997,

Mr. Kennedy served as General Manager of the Coca-Cola USA Fountain Division, a unit of The Coca-Cola Company (“Coca-Cola”), which he joined in 1980. Mr. Kennedy has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: the Company (2006 — present); Products Corporation (2006 — present); and Scientific Games (2009 — present).

Mr. Bernikow (69) has been a Director of the Company and of Products Corporation since September 2003. Mr. Bernikow has served as Senior Advisor of Barington Capital Group, L.P. since November 2006 and has served on the Board of Directors of Premier American Bank, N.A. since January 2010. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP (“D&T”). Prior to that, Mr. Bernikow held various senior executive positions at D&T and various of its predecessor companies, which he joined in 1977. Previously, Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm, J.K. Lasser & Company, which he joined in 1966. Mr. Bernikow serves as Chairman of the Company’s Audit Committee and Chairman of the Company’s Compensation Committee. Mr. Bernikow has served on the Boards of Directors or Trustees of the following companies which were required to file reports under the Exchange Act, or were registered investment companies under the Investment Company Act of 1940 (the “1940 Act”), within the last five years: the Company (2003 — present); Products Corporation (2003 — present); Casual Male Retail Group, Inc. (“Casual Male”) (2003 — present), for which he also currently serves as a member of its audit committee; Mack-Cali Realty Corporation (“Mack-Cali”) (2004 — present), for which he also currently serves as chairman of its audit committee; and certain funds (the “UBS Funds”) for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates, serves as investment advisor, sub-advisor or manager (2005 — present), and for which he serves as Chairman of its audit committee.

Mr. Bohan (64) has been a Director of the Company since March 2004 and a Director of Products Corporation since June 2008. Prior to his retirement in February 2001, Mr. Bohan was a Managing Director of the high-yield bond sales group of Salomon Smith Barney, having joined Salomon Smith Barney in 1980. Mr. Bohan also serves as a member of the Board of Directors of Arena Brands, Inc., which is a privately-held company, and as a member of the Board of Directors and audit committee of The New York Police & Fire Widows’ & Children’s Benefit Fund. Mr. Bohan serves as a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Bohan has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: the Company (2003 — present); Products Corporation (2003 — present); and Haynes International, Inc. (“Haynes”) (2004 to present).

Professor Feldberg (67) has been a Director of the Company since February 1997. Professor Feldberg has been a Senior Advisor with Morgan Stanley since March 2005 and has been the Dean Emeritus and the Professor of Leadership and Ethics at Columbia Business School, New York City, since July 2004. He was the Dean of Columbia Business School from July 1989 through June 2004. Since 2007, Professor Feldberg has served as the President of NYC Global Partners, an office in the New York City Mayor’s office that manages the relationships between New York City and other cities around the world. Professor Feldberg serves as Chairman of the Company’s Nominating and Corporate Governance Committee and as a member of the Company’s Audit Committee. Professor Feldberg has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act, or were registered investment companies under the 1940 Act, within the last five years: Macy’s, Inc. (“Macy’s”) (1992 — present); the Company (1997 — present); PRIMEDIA Inc. (“PRIMEDIA”) (1997 — present), for which he also currently serves as a member of its audit committee; UBS Funds (2001 — present); and Sappi Limited (“Sappi”) (2002 — present).

Ms. Lee (55) has been a Director of the Company since January 2006. Ms. Lee is Chairman and Chief Executive Officer of BET Networks (“BET”), a division of Viacom Inc., a global media and entertainment company, that owns and operates Black Entertainment Television. Ms. Lee’s career at BET began in 1986 as Vice President and General Counsel. In 1992, she was named Executive Vice President of Legal Affairs and Publisher of BET’s magazine division, while continuing to serve as BET’s General Counsel. In 1995, Ms. Lee assumed responsibility for BET’s strategic business development and was named President and Chief Operating Officer in 1996. Prior to joining BET, Ms. Lee was an attorney with the Washington, D.C.-based law firm of Steptoe & Johnson. Ms. Lee serves as a member of the Company’s Nominating and Corporate Governance Committee. Ms. Lee has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: Eastman Kodak Company (“Kodak”) (1999 — present); WGL

Holdings, Inc. (“WGL”) (2000 — present); Marriott International, Inc. (“Marriott”) (2004 — present); and the Company (2006 — present).

Ms. Mellon (42) has been a Director of the Company since August 2008. Ms. Mellon is the President and Founder of J. Choo Limited (“Jimmy Choo”), a leading manufacturer and international retailer of glamorous, ready-to-wear women’s shoes and accessories based in London, England. Ms. Mellon has served in a senior executive capacity with Jimmy Choo since its inception in 1996. Prior to that, Ms. Mellon served as accessories editor for British Vogue magazine, since 1990, and previously held positions at Mirabella magazine and Phyllis Walters Public Relations. Ms. Mellon also serves on the Board of Directors and on the Creative Advisory Board of The H Company Holdings, LLC, a privately held holding company which owns and manages the Halston fashion design company. Ms. Mellon has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: the Company (2008 — present).

Mr. Santagati (66) has been a Director of the Company since October 2009. Mr. Santagati served as the President of Merrimack College from 1994 to 2008. Prior to his tenure at Merrimack College, Mr. Santagati served as President and Chief Executive Officer of Artel Communications Corporation, a high-tech company (“Artel”), from 1991 to 1994, as a Partner of Lighthouse Capital, Inc., a private investment management firm, from 1990 to 1991, and as Chief Executive Officer of Gaston & Snow, formerly a nationally-recognized, Boston-based law firm, from 1986 to 1990. From 1965 to 1986, Mr. Santagati served in various senior management roles of increasing responsibility with various telecommunications providers, including serving as President and Chief Executive Officer of NYNEX Business Information Systems from 1982 to 1986. Mr. Santagati is also involved with a number of civic organizations and institutions, including serving as Chairman of the Board of the Lawrence General Hospital; on the Executive Committee of the New England Colleges Foundation; and on the Board of Governors of the Lawrence Girls & Boys Club.  Mr. Santagati serves as a member of each of the Company’s Compensation Committee and Nominating and Corporate Governance Committee. Mr. Santagati has not served on the Boards of Directors of any companies that were required to file reports under the Exchange Act within the last five years other than the Company (2009 — present).

Mr. Schwartz (60) has been a Director of the Company since November 2007 and a Director of Products Corporation since March 2004. Mr. Schwartz has served as Executive Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes since October 2007, and as Chief Executive Officer of M&F Worldwide since January 2008. Prior to that, Mr. Schwartz was M&F Worldwide’s Acting Chief Executive Officer and General Counsel since September 2007 and its Executive Vice President and General Counsel since 1996. Mr. Schwartz served as Senior Vice President of MacAndrews & Forbes from 1989 to 1993 and as Executive Vice President and General Counsel of MacAndrews & Forbes and various of its affiliates from 1993 to 2007. Mr. Schwartz is a member of the Board of Trustees of Kenyon College. In addition, Mr. Schwartz is a member of the Board of Visitors of the Georgetown University Law Center. Mr. Schwartz serves as a member of the Company’s Compensation Committee. Mr. Schwartz has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: Scientific Games (2003 — present); Products Corporation (2004 — present); Harland Clarke Holdings Corp. (2005 — present); Allied Security (2007 — 2008); the Company (2007 — present); and M&F Worldwide (2008 — present).

Ms. Seifert (60) has been a Director of the Company since January 2006. Ms. Seifert has been Chairperson of Katapult, LLC, a business consulting company, since July 2004. Ms. Seifert served as Corporate Executive Vice President — Personal Care of Kimberly-Clark Corporation (“Kimberly-Clark”) from 1999 until her retirement in June 2004. Ms. Seifert joined Kimberly-Clark, a global health and hygiene company, in 1978 and, prior to her retirement, served in several senior executive positions in connection with Kimberly-Clark’s domestic and international consumer products businesses. Prior to joining Kimberly-Clark, Ms. Seifert held management positions at The Procter & Gamble Company, Beatrice Foods, Inc. and Fort Howard Paper Company. Ms. Seifert serves as a member of the Company’s Audit Committee. Ms. Seifert has served on the Boards of Directors of the following companies which were required to file reports under the Exchange Act within the last five years: Eli Lilly & Company (1995 — present), for which she also currently serves as a member of its audit committee (“Eli Lilly”); Albertson’s Inc. (2004 — 2006); Paperweight Development Corp. (2004 — present) (“Paperweight Development”); Appleton Papers Inc. (2004 — present) (“Appleton”); the Company (2006 — present); Lexmark

International, Inc. (2006 — present) (“Lexmark”); and Supervalu Inc. (2006 — present), for which she also currently serves as a member of its audit committee (“Supervalu”).

CORPORATE GOVERNANCE

Board of Directors and its Committees

Standing Committees

The Board of Directors currently has the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Governance Committee”). Each of these committees and their functions are described in further detail below.

Controlled Company Exemption

The Company is a “controlled company” (one in which more than 50% of the voting power for the election of directors is held by an individual, a group or another company) within the meaning of the rules of the New York Stock Exchange (the “NYSE”). Accordingly, the Company is not required under the NYSE rules to have a majority of independent directors, a nominating and corporate governance committee or a compensation committee (each of which, under the NYSE’s rules, would otherwise be required to be comprised entirely of independent directors).

While the Company is not required under NYSE rules to satisfy the above-listed NYSE corporate governance requirements due to its “controlled company” status, the Board has determined that more than a majority of its directors (including Messrs. Bernikow, Bohan, Feldberg and Santagati and Mses. Lee, Mellon and Seifert) qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence, which the Board adopted in accordance with Section 303A.02 of the NYSE Listed Company Manual. The Board Guidelines for Assessing Director Independence are attached hereto as Annex A, and a printable copy is available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

Notwithstanding the fact that the Company qualifies for the “controlled company” exemption, the Company maintains the Governance Committee and the Compensation Committee. The Company maintains the Governance Committee (comprised of Messrs. Feldberg (Chairman), Santagati (since February 2010) and Bohan and Ms. Lee), and the Board of Directors has determined that all members of the Governance Committee qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence. The Company maintains the Compensation Committee (comprised of Messrs. Bernikow (Chairman), Santagati (since February 2010) and Schwartz and Ms. Seifert), and the Board has determined that three of the four directors on the Compensation Committee (Mr. Bernikow, Mr. Santagati and Ms. Seifert) qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence and also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and as “outside directors” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”).

In October 2009, the Company closed its voluntary exchange offer transaction, pursuant to which Revlon, Inc. issued to stockholders (other than MacAndrews & Forbes and certain of its affiliates) 9,336,905 shares of Preferred Stock (the “Exchange Offer”). In connection with the Exchange Offer, the Company entered into a Contribution and Stockholder Agreement, dated August 9, 2009, as amended, with MacAndrews & Forbes, pursuant to which the parties agreed, among other things, that, until October 8, 2013, the Company will continue to maintain a majority of independent directors on its Board of Directors, each of whom meets the “independence” criteria as set forth in Section 303A.02 of the NYSE Listed Company Manual (see “Certain Relationships and Related Transactions — Contribution and Stockholder Agreement”).

Number of Board and Committee Meetings

During 2009, the Board of Directors held 11 meetings and acted four times by unanimous written consent; the Audit Committee held seven meetings and acted four times by unanimous written consent; the Compensation

Committee held six meetings and acted one time by unanimous written consent; and the Governance Committee held six meetings.

In connection with a proposal that the Company received from MacAndrews & Forbes and publicly disclosed in April 2009, the Company formed a Special Committee, consisting of Messrs. Bernikow, Bohan, Feldberg and Wolfe and Ms. Lee, which committee met 12 times during 2009. Additionally, the Company’s independent Directors met, as a group, 4 times during 2009.

Director Attendance at Annual Stockholders’ Meeting

While the Board has not adopted a formal policy regarding directors’ attendance at the Company’s annual stockholders’ meeting, directors are invited to attend such meetings. Seven members of the Company’s Board of Directors attended the Company’s 2009 Annual Stockholders’ Meeting.

Board Leadership Structure

The Company believes that its board leadership structure is appropriate given the specific circumstances of the Company, as its Board continues to function effectively and efficiently. Notwithstanding the fact that the Company is a “controlled” company, more than a majority of the Company’s Directors are independent under applicable SEC and NYSE rules. The Board has established audit, nominating and compensation committees, each operating under written charters, to assist the Board in its oversight functions, and in each case those committees are comprised of at least a majority of independent Directors (with the Board’s Audit Committee and Governance Committee each being comprised entirely of independent directors and three of the four members of the Compensation Committee being independent directors). The qualifications and experience of nominees for board service and committee membership are reviewed by the Governance Committee. Nominees for board membership are then recommended by such committee for appointment by the Board. Respective committee chairmen lead each committee. The Company has not established a “lead director” role. At Board and committee meetings, the Chairman of the Board and the Chairman of each such committee, as applicable, presides for the purpose of conducting an orderly and efficient meeting. Independent directors or any other director may lead or initiate discussion, in the interest of promoting thorough consideration of any issue before the Board or any committee. The Company has historically maintained separate positions of Chairman and Chief Executive Officer. Mr. Perelman, Chairman and Chief Executive Officer of MacAndrews & Forbes, has held the position of Chairman of the Board since June 1998 and Mr. Ennis has held the position of President and Chief Executive Officer of the Company since May 2009. The Chairman provides overall leadership to the Board in its oversight function, while the Chief Executive Officer provides leadership in respect to the day-to-day management and operation of the Company’s business. The Board and each committee conduct annual self-assessments to review and monitor their respective continued effectiveness. As part of its 2009 self-assessment exercise, the Board determined, among other things, that its size, composition and structure were appropriate. The Company believes this separation of the Chairman and Chief Executive Officer positions and its overall board leadership structure are appropriate.

Set forth below is a summary of the Company’s respective Directors’ experience, qualifications (including management experience, education and professional training) and background (including public company board experience and familiarity with the Company, including past service on the Company’s Board of Directors), which, among other factors, including as summarized in each Director’s biographical information presented above in this Proxy Statement, and as set forth below, support their respective qualifications to continue to serve on the Company’s Board of Directors. Without limiting the foregoing —

•	Mr. Bernikow: Mr. Bernikow’s accounting experience and financial expertise (including having served for 26 years at Deloitte & Touche), his public-company board and audit committee experience (including at UBS Funds, Casual Male and Mack-Cali) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Mr. Bohan: Mr. Bohan’s capital markets and finance experience (including having served as Managing Director of the high-yield bond sales group of Salomon Smith Barney), his public-company board experience (including at Haynes) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Mr. Ennis: Mr. Ennis’ experience as the Company’s President and Chief Executive Officer, as well as his prior experience as the Company’s Chief Financial Officer, President, Revlon International, and Chief Accounting Officer, qualify him to continue to serve on the Company’s Board.

•	Professor Feldberg: Professor Feldberg’s academic experience (including having served for 15 years as Dean of the Columbia Business School), his civic experience (including serving as President of NYC Global Partners), his business experience (including serving as Senior Advisor at Morgan Stanley), as well as his public company board experience (including at Macy’s, PRIMEDIA, Sappi and UBS Funds) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Mr. Kennedy: Mr. Kennedy’s senior executive, international business and financial experience (including having served as the Company’s President and Chief Executive Officer and previously as Chief Financial Officer and President, Revlon International and in several senior executive positions at Coca-Cola), his public company board experience (including at Coca-Cola Amatil), and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Ms. Lee: Ms. Lee’s senior executive experience (including serving in various senior executive roles at BET, including currently serving as its Chairman and Chief Executive Officer), her legal experience (including having practiced as an attorney at the law firm of Steptoe & Johnson and then as General Counsel of BET), her public company board experience (including at Kodak, Marriott and WGL) and her familiarity with the Company, as well as her prior service as a Director of the Company, qualify her to continue to serve on the Company’s Board.

•	Ms. Mellon: Ms. Mellon’s experience in the fashion industry and marketing of women’s retail products (including serving as founder of Jimmy Choo) and her familiarity with the Company, as well as her prior service as a Director of the Company, qualify her to continue to serve on the Company’s Board.

•	Mr. Perelman: Mr. Perelman’s extensive business and financial experience, his public company board experience, his knowledge of the Company and his long-standing service as a Director of the Company, together with his being the Company’s controlling stockholder, qualify him to continue to serve on the Company’s Board, including continuing to serve as the Chairman of the Board.

•	Mr. Santagati: Mr. Santagati’s senior executive experience in the commercial field (including having served as President and Chief Executive Officer of Artel) and in the educational field (including having served as President at Merrimack College), his public company board experience (including at CTC Communications Group Inc., 1991-2004, and Celerity Solutions, Inc., 1997-2005) and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Mr. Schwartz: Mr. Schwartz’ senior executive experience, his public company board experience and his familiarity with the Company, as well as his prior service as a Director of the Company, qualify him to continue to serve on the Company’s Board.

•	Ms. Seifert: Ms. Seifert’s senior executive experience (including having served as Corporate Executive Vice President — Personal Care at Kimberly-Clark, a major consumer products company), her public company board experience (including at Eli Lilly, Supervalu, Appleton, Paperweight Development and Lexmark) and her familiarity with the Company, as well as her prior service as a Director of the Company, qualify her to continue to serve on the Company’s Board.

Audit Committee

Composition of the Audit Committee

The Audit Committee is comprised of Messrs. Bernikow (Chairman), Bohan and Feldberg and Ms. Seifert, each of whom the Board of Directors has determined satisfies the NYSE’s and the SEC’s audit committee independence and financial experience requirements. Each of these directors served as a member of the Audit Committee during all of 2009 and each of these directors remained a member of the Audit Committee as of the date of this Proxy Statement.

The Company has determined that Mr. Bernikow qualifies as an “audit committee financial expert,” under applicable SEC rules. In accordance with applicable NYSE listing standards, the Company’s Board of Directors has considered Mr. Bernikow’s simultaneous service on the audit committees of more than three public companies, namely the audit committees of the Company, Casual Male, Mack-Cali and the UBS Funds, and has determined that such service does not impair his ability to effectively serve on the Company’s Audit Committee as, among other things, Mr. Bernikow is retired and, accordingly, has a more flexible schedule and more time to commit to service as an Audit Committee and Board member, including on a full-time basis, if necessary; he has significant professional accounting experience and expertise, which renders him highly qualified to effectively and efficiently serve on multiple audit committees; and the audit committees of the UBS Funds effectively function as a single, consolidated audit committee.

Audit Committee Charter

The Audit Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

Audit Committee Responsibilities

Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things, the integrity of the Company’s financial statements and disclosures; the Company’s compliance with legal and regulatory requirements; the appointment, compensation, retention and oversight of the Company’s independent auditors, as well as their qualifications, independence and performance; and the performance of the Company’s internal audit functions. The Audit Committee is also responsible for preparing the annual Audit Committee Report, which is required under SEC rules to be included in this Proxy Statement (see “— Audit Committee Report,” below).

Audit Committee Complaint Procedures

The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These complaint procedures are described in the Audit Committee’s charter, a printable and current copy of which is available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

Audit Committee Report

Management represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm.

The Audit Committee discussed with the Company’s independent registered public accounting firm those matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, including information concerning the scope and results of the audit and information relating to KPMG LLP’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles. These communications and discussions are intended to assist the Audit Committee in overseeing the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

The Audit Committee also reviewed, among other things, the amount of fees paid to the independent registered public accounting firm for audit and permissible non-audit services (see “Audit Fees” in this Proxy Statement, below). The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Respectfully submitted,

Audit Committee

Alan S. Bernikow, Chairman
Paul J. Bohan
Meyer Feldberg
Kathi P. Seifert

Compensation Committee

Composition of the Compensation Committee

The Compensation Committee is comprised of Messrs. Bernikow (Chairman), Santagati and Schwartz and Ms. Seifert. Each of Messrs. Bernikow and Schwartz served as a member of the Compensation Committee during all of 2009; Ms. Seifert was appointed to the Compensation Committee in October 2009; and Mr. Santagati was appointed to the Compensation Committee in February 2010. Each of Messrs. Bernikow, Santagati and Schwartz and Ms. Seifert remained a member of the Compensation Committee as of the date of this Proxy Statement.

Compensation Committee Charter

The Compensation Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

Compensation Committee’s Responsibilities

Pursuant to its charter, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluates the CEO’s performance in light of those goals and objectives and determines, either as a committee or together with the Board of Directors, the CEO’s compensation level based on such evaluation. The Compensation Committee also reviews and approves compensation and incentive arrangements for the Company’s executive officers and such other employees of the Company as the Compensation Committee may determine to be necessary or desirable from time to time. The Compensation Committee also reviews and approves awards pursuant to the Third Amended and Restated Revlon, Inc. Stock Plan (the “Stock Plan”) and administers such plan. The Company did not implement any annual equity award program for 2009, and does not intend to issue equity as a component of long-term compensation in 2010 or beyond.

The Compensation Committee is also responsible for reviewing and discussing with the Company’s Executive Vice President, Human Resources and Chief Legal Officer the Compensation Discussion and Analysis required by the SEC’s rules and, based on such review and discussion, (i) determining whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K or in the annual proxy statement (and incorporated by reference into the annual report on Form 10-K) and (ii) producing the annual Compensation Committee Report and approving its inclusion in the Company’s annual report on Form 10-K or in the annual proxy statement.

Compensation Committee’s Delegation of Authority

Pursuant to the terms of the Incentive Compensation Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) the power and authority to administer the Incentive Compensation Plan for the Company’s employees, other than its Chief Executive Officer and certain other officers who constitute “covered employees” as defined in Treasury Regulation § 1.162-27(c)(2) (“Section 162(m) Officers”). Section 157(c) of the Delaware General Corporation Law (the “DGCL”) provides that the Company’s Board of Directors (or the Compensation Committee acting on behalf of the Board) may delegate authority to any officer of the Company to designate grantees of equity awards under the Stock Plan other than himself or herself and to determine the number of such equity awards to be issued. The Compensation Committee did not delegate any such authority for 2009.

Role of Officers and Consultants in the Compensation Committee’s Deliberations

For a discussion of the role of the Company’s executive officers and compensation consultants in recommending the amount or form of executive and director compensation, see “Compensation Discussion and Analysis — Role of the Compensation Committee.”

Compensation Committee Interlocks and Insider Participation

The Compensation Committee does not have any interlocks or insider participation requiring disclosure under the SEC’s executive compensation rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below in this Proxy Statement with the Company’s appropriate officers. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including by incorporation by reference to this 2010 Proxy Statement.

Respectfully submitted,

Compensation Committee

Alan S. Bernikow, Chairman
Richard J. Santagati (became a Compensation Committee member in February 2010)
Barry F. Schwartz
Kathi P. Seifert

Nominating and Corporate Governance Committee

Composition of the Governance Committee

The Governance Committee is comprised of Messrs. Feldberg (Chairman), Santagati and Bohan and Ms. Lee. Each of Messrs. Feldberg and Bohan and Ms. Lee served as a member of the Governance Committee during all of 2009; and Mr. Santagati was appointed to the Governance Committee in February 2010. Each of these Directors remained a member of the Governance Committee as of the date of this Proxy Statement.

Governance Committee Charter

The Governance Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

Governance Committee Responsibilities

Pursuant to its charter, the functions of the Governance Committee include, among other things: identifying individuals qualified to become Board members; selecting or recommending to the Board proposed nominees for Board membership; recommending directors to the Board to serve on the Board’s standing committees; overseeing the evaluation of the Board’s performance; evaluating the CEO’s and senior management’s performance; overseeing the Revlon, Inc. Related Party Transaction Policy; overseeing the Company’s processes for succession planning for the CEO and other senior management positions; and periodically reviewing the Board’s Corporate Governance Guidelines and Board Guidelines for Assessing Director Independence and recommending changes, if any, to the Board.

Director Nominating Processes; Diversity

The Governance Committee identifies individuals qualified to become members of the Board when any vacancy occurs by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, and selects or recommends that the Board select director nominees for each annual meeting of stockholders and director nominees to fill vacancies on the Board that may occur between annual meetings of stockholders.

In evaluating director nominees, the Governance Committee is guided by, among other things, the principles for Board membership expressed in the Company’s Corporate Governance Guidelines, which are available at www.revloninc.com under the heading Investor Relations (Corporate Governance). The Governance Committee, in identifying and considering candidates for nomination to the Board, considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and the Governance Committee’s charter, the quality of the candidate’s experience, the Company’s needs and the range of talent and experience represented on the Board. In its assessment of each potential candidate, the Governance Committee will consider the nominee’s reputation, judgment, accomplishments in present and prior positions, independence, knowledge and experience that may be relevant to the Company, and such other factors as the Governance Committee determines to be pertinent in light of the Board’s needs over time, including, without limitation, education, diversity, race, gender and other individual qualities and attributes that are expected to contribute to the Board having an appropriate mix of viewpoints. The Governance Committee identifies potential nominees from various sources, such as officers, directors and stockholders, and from time to time retains the services of third party consultants to assist it in identifying and evaluating director nominees.

Stockholder Process for Submitting Director Nominees

The Governance Committee will also consider director candidates recommended by stockholders. The process the Governance Committee follows to evaluate candidates submitted by stockholders does not differ from the process it follows for evaluating other director nominees. The Governance Committee may also take into consideration the number of shares held by the recommending stockholder, the length of time that such shares have been held and the number of candidates submitted by each stockholder or group of stockholders over the course of time. Stockholders desiring to submit director candidates must submit their recommendation in writing (certified mail — return receipt requested) to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan.

The Governance Committee will accept recommendations for director candidates throughout the year; however, in order for a recommended director candidate to be considered by the Governance Committee for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Company, as set forth above, not less than 120 days prior to the anniversary date of the date of the Company’s most recent proxy statement, which, for recommendations for the Company’s 2010 Annual Meeting, was December 22, 2009. No such recommendations were received for the 2010 Annual Meeting. To have a candidate considered by the Governance Committee, a stockholder must, subject to further requests for information from the Governance Committee, initially provide the following information:

•	the stockholder’s name and address, evidence of such stockholder’s ownership of the Company’s Voting Capital Stock, including the number of shares owned and the length of time of ownership, and a statement as to the number of director candidates such stockholder has submitted to the Governance Committee during the period that such stockholder has owned shares of the Company’s Voting Capital Stock, including the names of any candidates previously submitted by such stockholder;

•	the name of the candidate;

•	the candidate’s resume or a listing of his or her qualifications to be a director of the Company;

•	any other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board; and

•	the candidate’s consent to be named as a director, if selected by the Governance Committee and nominated by the Board.

Stockholder-Director Communications

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Any stockholder or other interested party desiring to communicate with the Board or individual directors (including, without limitation, the non-management directors) regarding the Company may contact either the Board or such director by sending such communication to the attention of the Board or such director, in each case in care of the Company’s Secretary, who is responsible to ensure that all such communications are promptly provided to the Board or such director. Any such communication may be sent by: (i) emailing it to Michael T. Sheehan, Senior Vice President, Deputy General Counsel and Secretary, at michael.sheehan@revlon.com; or (ii) mailing it to Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY, 10017, attention: Michael T. Sheehan. Communications that consist of stockholder proposals must instead follow the procedures set forth under “General Rules Applicable to Stockholder Proposals” in this Proxy Statement, below, and, in the case of recommendations of director candidates, “Nominating and Corporate Governance Committee — Stockholder Process for Submitting Director Nominees,” in this Proxy Statement, above.

Non-Management Executive Sessions

The Company’s Corporate Governance Guidelines provide that the Company’s Board of Directors will regularly meet in executive session without any member of the Company’s management being present and that the Company’s independent directors will also meet in at least one non-management executive session per year attended only by independent directors. A non-management director will preside over each non-management executive session of the Board, and an independent director will preside over each independent executive session of the Board, although the same director is not required to preside at all such non-management or independent executive sessions. The presiding director at such non-management and independent executive sessions of the Board is determined in accordance with the applicable provisions of the Company’s By-laws, such that the Chairman of the Board of Directors or, in his absence (as is the case with independent executive sessions), a director chosen by a majority of the directors present will preside at such meetings. As noted above, the Board of Directors met in four non-management executive sessions, attended by only independent directors, during 2009.

EXECUTIVE OFFICERS

The following table sets forth each of the Named Executive Officers of the Company as of December 31, 2009 (and their respective current positions with the Company as of the date hereof):

Name	Position

David L. Kennedy	Vice Chairman
Alan T. Ennis	President and Chief Executive Officer
Chris Elshaw	Executive Vice President and Chief Operating Officer
Robert K. Kretzman	Executive Vice President, Human Resources, Chief Legal Officer and General Counsel
Steven Berns	Executive Vice President and Chief Financial Officer

The following sets forth the age (as of December 31, 2009), positions held with the Company and selected biographical information for the Company’s Named Executive Officers whose biographical information is not included in this Proxy Statement, above, with the Company’s other Directors:

Mr. Elshaw (49) has served as the Company’s and Products Corporation’s Executive Vice President and Chief Operating Officer since May 2009. Mr. Elshaw previously served as the Company’s Executive Vice President and General Manager, U.S. Region, from October 2007 until May 2009. From July 2002 until September 2007, Mr. Elshaw held several leadership roles within Revlon International, including Senior Vice President and Managing Director, Europe, Middle East and Canada from May 2006 to October 2007; Managing Director of Europe and the Middle East from December 2003 to May 2006; General Manager of the U.K., Ireland and European Distributor Markets from February 2003 to December 2003; and General Manager of the U.K. and Ireland from July 2002 to February 2003. Prior to joining the Company, Mr. Elshaw held several senior management sales and marketing positions at Bristol-Myers Squibb from 1996 until 2002, including serving as General Manager of the U.K. and Ireland from 2000 until 2002. From 1983 to 1995, Mr. Elshaw served in various European senior sales and marketing positions at Alberto Culver. Mr. Elshaw is a board member of the Personal Care Products Council (formerly known as the Cosmetic, Toiletry & Fragrance Association), a cosmetic and personal care products industry association.

Mr. Kretzman (58) has served as the Company’s and Products Corporation’s Executive Vice President, Chief Legal Officer and General Counsel since December 2003 and also as the Company’s and Products Corporation’s Executive Vice President, Human Resources since October 2006. Mr. Kretzman formerly served as the Company’s and Products Corporation’s Secretary from September 1992 to June 2009. Mr. Kretzman served as the Company’s and Products Corporation’s Senior Vice President, General Counsel and Secretary from January 2000 until December 2003. Prior to becoming General Counsel, Mr. Kretzman served as Senior Vice President, Deputy General Counsel and Secretary from March 1998 to January 2000, as Vice President, Deputy General Counsel and Secretary from January 1997 to March 1998, and as Vice President and Secretary from September 1992 to January 1997. Mr. Kretzman joined the Company in 1988 as Senior Counsel responsible for mergers and acquisitions. Mr. Kretzman has also served as the Company’s Chief Compliance Officer since January 2000.

Mr. Berns (45) has served as the Company’s and Products Corporation’s Executive Vice President and Chief Financial Officer since May 2009. Mr. Berns also served as the Company’s and Products Corporation’s Treasurer from May 2009 to February 2010. Mr. Berns previously served as Chief Financial Officer of Tradeweb, LLC, a leading over-the-counter, multi-asset class online marketplace, from November 2007 to May 2009. From November 2005 until July 2007, Mr. Berns served as President, Chief Financial Officer and Director of MDC Partners Inc. From September 2004 to November 2005, Mr. Berns served as Vice Chairman and Executive Vice President of MDC Partners. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc., an organization of advertising agencies and marketing services companies, from August 1999 until September 2004. Before that, Mr. Berns held a variety of positions in finance with the Company from April 1992 until August 1999, becoming Senior Vice President and Treasurer in 1996, after having served as the Company’s Vice President, Corporate Finance, Investor Relations. Prior to joining the Company, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of Deloitte & Touche. He has served as a Director and member of the audit and compensation committees for LivePerson, Inc., a provider of online customer communications platforms, since April 2002. Mr. Berns is a Certified Public Accountant.

RISK MANAGEMENT

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Risk Oversight

The Company’s senior management is responsible for identifying and managing risks to the Company’s business and the Board’s Audit Committee is responsible for reviewing and discussing that process with management. In accordance with applicable NYSE rules for listed issuers, the Audit Committee maintains an Audit Committee charter that addresses the duties and responsibilities of the Audit Committee, including the requirement that such committee discuss the Company’s policies with respect to risk assessment and risk management. As part of the Company’s enterprise risk management function, management identifies internal and external risk factors, monitors identified risks and takes appropriate action to mitigate such identified risks. Specifically, the Company’s internal audit group, with input from the Company’s senior management, leads a comprehensive enterprise risk assessment annually using an established risk management framework. This process identifies and characterizes risks based on the possible impact to the Company’s business and likelihood of occurrence. The Company’s management puts in place appropriate plans to mitigate the risks identified. The risk assessment is also taken into account in the formulation of the internal audit plan for the ensuing year. The Audit Committee reviews and discusses the Company’s risk assessment and risk management processes at least annually. Further, the Board reviews the Company’s business plan and receives regular business and financial updates, including progress against the Company’s business plan, at Board meetings, enabling the Board to understand the business risks faced by the Company and the Company’s management of those risks.

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below is a discussion and analysis of all material elements of the Company’s compensation of its Named Executive Officers, including: (i) the objectives of the Company’s compensation program; (ii) what the compensation program is designed to reward; (iii) each element of compensation; (iv) why the Company chooses to pay each element; (v) how the Company determines the amount (and, where applicable, the formula) for each element to pay; and (vi) how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and may affect decisions regarding other elements of compensation.

Overview of 2009 Compensation Events

In the face of the uncertain economic conditions in 2009, to balance the Company’s goal of providing competitive compensation with its goal of maintaining financial flexibility to achieve its financial objectives, the Company took the following compensation actions affecting certain of its 2009 compensation programs:

•	The Company’s 2009 bonus program (the “2009 Bonus Program”) was accrued at 50% of target. Managers had the ability to award to individuals, based upon their relative performance, between 75% and 150% of that 50% adjusted target, subject to staying within the overall budget of 50% of target. In March 2010, the Company paid annual cash bonuses under its 2009 Bonus Program to eligible employees, including its Named Executive Officers, based upon achieving, and in some cases exceeding, individual and Company performance objectives for 2009.

•	The Company did not implement its annual company-wide merit increases to base salaries for 2009.

•	The Company did not implement any annual equity award program for 2009, and does not intend to issue equity as a component of long-term compensation in 2010 or beyond. In lieu of equity awards, effective for years from and after 2010, the Compensation Committee approved a cash-based long-term incentive compensation component (“LTIP”) to the existing Revlon Executive Bonus Plan, which, as amended, was renamed the Revlon Executive Incentive Compensation Plan. Such plan is being submitted for stockholder approval at the 2010 Annual Meeting, pursuant to the requirements of Section 162(m), in this Proxy Statement.

•	The Company amended its U.S. qualified and non-qualified defined benefit pension plans to cease future benefit accruals under such plans after December 31, 2009.

•	The Company also amended, effective December 31, 2009, its U.S. qualified and non-qualified defined contribution savings plans by creating a new discretionary profit sharing component under such plans that enables the Company, should it elect to do so, to make discretionary profit sharing contributions in any given year.

Objectives of the Company’s Compensation Program and What it is Designed to Reward

The Company’s philosophy is to provide a compensation package that is reasonably designed to satisfy the following objectives:

•	to align the interests of management and employees with corporate performance and shareholder interests, by rewarding performance that is directly linked to achieving the Company’s business plan and strategic goals; and

•	to attract and retain exceptional performers and key contributors with the skills and experience necessary for the Company to achieve its business objectives and who are prepared to work in a lean organization; this requires that the Company’s compensation programs be competitive with the compensation practices of other companies, as discussed in further detail below.

Each Element of Compensation and Why the Company Chooses to Pay It

In order to achieve the objectives discussed above, the Company maintains a relatively simple compensation program. This program consists principally of: (i) base salary; (ii) eligibility for annual cash bonuses under the Incentive Compensation Plan, contingent upon achieving specific Company and individual performance objectives; and (iii) eligibility for long-term incentive compensation under such plan, contingent upon achieving specific Company and individual performance objectives (which elements of compensation are referred to, collectively, in this Proxy Statement as “total compensation,” unless otherwise noted). Traditionally, the Company’s long-term incentive compensation has been comprised of annual equity grants (principally, restricted stock) under the Company’s Stock Plan. During 2009, the Company determined not to implement an annual equity award program under its Stock Plan. To enable the Company to maintain total compensation at competitive levels, the Company adopted an LTIP component under its Incentive Compensation Plan, to position the Company to make future LTIP awards, from and after 2010 (for further discussion of the LTIP, see Proposal No. 2, in this Proxy Statement, below).

The performance-based and incentive compensation elements of cash bonus and prior equity grants have not resulted in significant wealth accumulation for the Company’s employees, including its Named Executive Officers. The Company’s bonus programs have been accrued and paid at 0%, 50%, 75% and 50% of target, respectively, for 2006, 2007, 2008 and 2009. Based on the $17.01 NYSE closing price of the Company’s Class A Common Stock on December 31, 2009, all stock options held by the Named Executive Officers were “out of the money,” as the exercise price of all of their stock options exceeded such NYSE closing price at year end. The lowest exercise price of any stock option currently held by a Named Executive Officer is $25.50 per share.

Setting Pay; Market References

The Company’s Compensation and Human Resources departments and the Compensation Committee, with input from the Compensation Committee’s outside compensation consultant, consider the compensation of the Named Executive Officers in order to balance compensation opportunities and reward and retain the Company’s higher-performing executives and incent them to maximize their performance.

As part of its assessment of the compensation opportunities for the Named Executive Officers, the Company also compares the Named Executive Officers’ total compensation to the total compensation opportunities for executives at comparison group companies. The Company seeks to design its total compensation to be competitive with other leading consumer products companies and other companies outside of the consumer products field, as the Company believes that the market for certain executive talent is broader than the consumer products field. When reviewing and setting Named Executive Officer compensation for 2009, the Company compared the total compensation of its executive officers to market compensation data for certain groups of companies in Towers Perrin’s U.S. compensation data banks for similarly situated executives (sometimes referred to herein as “competitive benchmark norms” or “competitive benchmarks,” with such companies being referred to herein as the “Comparison Group”). The Comparison Group for 2009 consisted of the companies listed on Annex B.

Total Compensation

For 2009, total compensation for the Company’s Named Executive Officers was below the 50th percentile of competitive benchmark norms. Specifically, the Named Executive Officers’ total compensation for 2009, as a percentage of the 50th percentile of compensation in the relevant Comparison Group, was as follows: (i) 39.8% for Mr. Kennedy; (ii) 33.1% for Mr. Ennis; (iii) 48.9% for Mr. Elshaw; (iv) 55.6% for Mr. Kretzman; and (v) 47.9% for Mr. Berns.

Base Salary

Base salary adjustments are considered annually and may be based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the Company’s overall compensation guidelines and annual salary budget guidelines. Higher annual increases may be made to higher performers and key contributors, provided that the overall increases are within budgeted guidelines.

In the face of the uncertain economic conditions in 2009, to balance the Company’s goal of providing competitive compensation with its goal of maintaining financial flexibility to achieve its financial objectives, the Company did not award any annual base salary merit increases to its Named Executive Officers during 2009 (although Messrs. Ennis and Elshaw did receive salary increases in connection with their respective individual promotions during the year in recognition of their assumption of increased responsibilities in their new roles as President and Chief Executive Officer and Executive Vice President and Chief Operating Officer, respectively).

Annual Cash Bonus

Under the Incentive Compensation Plan, annual cash bonus targets for 2009 were designed to reward the achievement of specific business objectives approved by the Compensation Committee at the beginning of the year. As noted above, the Company’s 2009 Bonus Program was accrued at 50%, to balance the Company’s goal of providing competitive compensation with its goal of maintaining financial flexibility to achieve its financial objectives in the face of the uncertain economic conditions in 2009.

Each year, the Compensation Committee reviews and establishes the performance measures for the Company’s annual cash bonus program to ensure that the program design appropriately motivates executives to achieve the Company’s financial and operational performance goals, which are designed to be challenging and linked directly to the Company’s business plan for the year. Payouts under the Company’s 2009 Bonus Program were contingent upon the achievement of identified corporate and individual performance objectives. The

Company’s corporate performance objective for the payout of bonuses at 50% of target under the 2009 Bonus Program was the achievement of 90% of $229 million of “adjusted EBITDA” for 2009 (the “2009 EBITDA Performance Goal”)1.

Upon achieving the Company’s 2009 EBITDA Performance Goal, participants in the 2009 Bonus Program were eligible to receive 50% of their target bonus award if they achieved their individual performance objectives and met or exceeded expectations based on their 2009 Performance Management Review. Depending on the assessment of individual performance, participants could receive 75% to 150% of their 50% adjusted target bonus award, to enable managers to reward higher-performing employees, as long as the overall bonus budget of 50% of target was not exceeded.

Approximately 430 employees, including the Named Executive Officers, were eligible to participate in the 2009 Bonus Program. The bonus objectives for all employees in the 2009 Bonus Program included the Company’s achievement of its 2009 EBITDA Performance Goal, as well as the participants’ achievement of their individual performance objectives linked directly to executing the Company’s business plan for 2009.

The Company’s confidentiality and non-competition agreement (which all employees, including the Named Executive Officers, are required to execute), Stock Plan and Incentive Compensation Plan condition each employee’s eligibility for benefits (including 2009 bonus awards) upon compliance with confidentiality, non-competition and non-solicitation obligations.

Mr. Kennedy, who transitioned from President and Chief Executive Officer to Vice Chairman of the Board of Directors in May 2009 as part of the Company’s overall succession planning, did not participate in the 2009 Bonus Program in his role as Vice Chairman. Mr. Ennis, who succeeded Mr. Kennedy as President and Chief Executive Officer in May 2009, was eligible during 2009 for a target bonus of 100% of his base salary, but for 2009 his target bonus was adjusted to 50%, due to the accrual of the 2009 Bonus Program at 50% of target. Messrs Elshaw, Kretzman and Berns were eligible under their employment agreements during 2009 for target bonuses of 75% of base salary, but for 2009 their target bonuses were adjusted to 37.5%, due to the accrual of the 2009 Bonus Program at 50% of target. In February 2010, with the Company reporting 2009 adjusted EBITDA in excess of the 2009 EBITDA Performance Goal, the Compensation Committee determined that the Company had exceeded its 2009 EBITDA Performance Goal, and that each of the Named Executive Officers had achieved (and in a number of cases exceeded) all of their respective individual performance objectives (including, in the case of Messrs. Ennis, Elshaw, Kretzman and Berns, objectives for 2009 established in compliance with Section 162(m)). Accordingly, bonuses were earned by each of the Named Executive Officers in respect of 2009, other than Mr. Kennedy, as noted above (see the Named Executive Officers’ respective objectives and the “Summary Compensation Table,” below).

As approved by the Compensation Committee, under the 2009 Bonus Program, the Compensation Committee had discretion to award up to 150% of the 50% adjusted target bonuses to reward high performance, as long as the overall bonus budget of 50% of target was not exceeded.

The Chief Executive Officer and the Executive Vice President, Human Resources develop, for review and approval by the Compensation Committee, the annual objectives that each Named Executive Officer is expected to achieve, and against which their performance is assessed. The Chief Executive Officer in conjunction with the Executive Vice President, Human Resources and the Vice Chairman develops, for review and approval by the Compensation Committee, his objectives to support and drive the execution of the Company’s business strategy. These objectives are derived from the Company’s annual financial and strategic planning sessions in which the Company’s Named Executive Officers and other senior executives participate. These objectives are established by

1 Adjusted EBITDA is a non-GAAP financial measure which the Company defines as income from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the repurchase of debt and miscellaneous expenses. In calculating adjusted EBITDA, the Company excludes the effects of gains/losses on foreign currency transactions, gains/losses on the repurchase of debt, results of and gains/losses on discontinued operations and miscellaneous expenses because the Company’s management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company’s operating performance.

the Compensation Committee at the start of the year and then reviewed after the end of the year to assess the extent to which they have been achieved.

For 2009, the Named Executive Officers’ objectives included both quantitative financial measurements and qualitative strategic and operational objectives linked directly to achieving the Company’s business strategy. When assessing the Named Executive Officers’ performance during 2009, the Compensation Committee reviewed and analyzed, in February 2010, detailed, comprehensive documentary support of each Named Executive Officer’s accomplishments against his respective 2009 performance objectives, including the following:

Mr. Ennis — President and Chief Executive Officer:

•	the Company’s 2009 reported financial results, which supported the Company’s achievement of both its 2009 EBITDA Performance Goal, on which 80% of Mr. Ennis’ target bonus was based, and its consolidated free cash flow target,[2] on which 5% of Mr. Ennis’ target bonus was based;

•	the identification of certain revenue growth opportunities, on which 5% of Mr. Ennis’ target bonus was based;

•	the continued improvement of the Company’s new product development process and portfolio strategy, on which 5% of Mr. Ennis’ target bonus was based; and

•	the continued improvement of the Company’s organizational capabilities through developmental assignments and succession planning, on which 5% of Mr. Ennis’ target bonus was based.

Mr. Elshaw — Executive Vice President and Chief Operating Officer:

•	the Company’s 2009 reported financial results, which supported the Company’s achievement of both its 2009 EBITDA Performance Goal, on which 50% of Mr. Elshaw’s target bonus was based, and its consolidated free cash flow target, on which 10% of Mr. Elshaw’s target bonus was based;

•	the identification of certain revenue growth opportunities, on which 10% of Mr. Elshaw’s target bonus was based;

•	the continued improvement of the Company’s new product development process and portfolio strategy, on which 10% of Mr. Elshaw’s target bonus was based;

•	the continued improvement of the Company’s organizational capabilities through developmental planning and succession planning, on which 10% of Mr. Elshaw’s target bonus was based; and

•	the Company’s transition to a new sales force structure, following the restructuring of its U.S. sales force, and the implementation of U.S.-based sales training, on which 10% of Mr. Elshaw’s target bonus was based.

Mr. Kretzman — Executive Vice President, Human Resources, Chief Legal Officer and General Counsel:

•	the Company’s 2009 reported financial results, which supported the Company’s achievement of both its 2009 EBITDA Performance Goal, on which 50% of Mr. Kretzman’s target bonus was based, and its consolidated free cash flow target, on which 10% of Mr. Kretzman’s target bonus was based;

•	the continued improvement of the Company’s organizational capabilities through developmental planning and succession planning, on which 20% of Mr. Kretzman’s target bonus was based;

•	the provision of comprehensive legal services within budget in support of the Company’s worldwide operations, on which 10% of Mr. Kretzman’s target bonus was based; and

2 Free cash flow is a non-GAAP measure which the Company defines as net cash provided by operating activities, less capital expenditures for property, plant and equipment, plus proceeds from the sale of certain assets. Free cash flow excludes proceeds on sale of discontinued operations. Free cash flow does not represent the residual cash flow available for discretionary expenditures, as it excludes certain expenditures such as mandatory debt service requirements, which for the Company are significant.

•	the achievement of key Human Resources initiatives, including employee training, on which 10% of Mr. Kretzman’s target bonus was based.

Mr. Berns — Executive Vice President and Chief Financial Officer:

•	the Company’s 2009 reported financial results, which supported the Company’s achievement of both its 2009 EBITDA Performance Goal, on which 50% of Mr. Berns’ target bonus was based, and its consolidated free cash flow target, on which 10% of Mr. Berns’ target bonus was based;

•	the continued enhancement of the Company’s financial control environment, on which 10% of Mr. Berns’ target bonus was based;

•	the continued development and execution of various strategic initiatives, including refinancings, on which 10% of Mr. Berns’ target bonus was based;

•	the continued enhancement of the Company’s internal financial reporting and communications processes, on which 10% of Mr. Berns’ target bonus was based; and

•	the implementation of improved information technology processes in support of the Company’s financial reporting and long-range planning, on which 10% of Mr. Berns’ target bonus was based.

Based upon its review and discussion of these materials, and following its determination that the Company had exceeded its 2009 EBITDA Performance Goal, the Compensation Committee determined in February 2010 that each of the Named Executive Officers had achieved (and in a number of cases exceeded) all of their respective individual performance objectives. As a result of the achievement or over-achievement of their performance objectives, the Compensation Committee awarded each of Messrs. Ennis, Elshaw, Kretzman and Berns 102.9%, 104.8%, 103.1% and 106.7%, respectively, of their adjusted target bonuses for 2009.

The Summary Compensation Table, below, reflects the bonus awards that were made for 2009 to the Named Executive Officers under the 2009 Bonus Program.

Long-Term Compensation

The third principal component of total compensation for the Company’s key employees (i.e., base salary, cash bonus and long-term incentive compensation) is long-term incentive compensation awards. Historically, this has taken the form of an annual grant of equity awards, usually in the form of restricted stock and, in prior years, stock options, under the Stock Plan.

However, during 2009, the Company decided not to implement an annual equity award program under its Stock Plan, and does not intend to issue equity as a component of long-term compensation in 2010 or beyond. To enable the Company to seek to maintain competitive total compensation, the Company adopted an LTIP component under its Incentive Compensation Plan, effective from and after 2010 (for further discussion of the LTIP, see Proposal No. 2, in this Proxy Statement, below).

Other Compensation and Benefit Programs

The Company also maintains fairly standard benefits that are consistent with those offered by other major corporations and which are generally available to all of the Company’s full time employees (subject to meeting basic eligibility requirements). These plans include fairly standard medical, dental, vision and life insurance coverages that are available to all U.S.-based, non-union employees.

The Company also maintains a limited number of benefit programs that are available to the Named Executive Officers and other senior employees qualifying for eligibility based on salary grade level. These benefits and perquisites include an automobile allowance or use of a Company automobile and limited reimbursement of certain costs for financial counseling, tax preparation and life insurance premiums. These types of benefits are commonly made available to senior executives at other major corporations and assist the Company in attracting and retaining key talent.

How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements of Compensation

The Company focuses annually on developing a total compensation package that is intended to be externally competitive such that the level of total compensation (i.e., base salary, cash bonus and long-term incentive compensation) is targeted to be positioned at or about the 50th percentile of competitive benchmark norms. Salary ranges, annual bonus plan targets and long-term incentive compensation targets are reviewed using a “total compensation” perspective under which total remuneration is targeted to be within certain ranges compared to the Comparison Group. Values and targets of each element may change from year to year. Historically, the Named Executive Officers have not realized any meaningful wealth accumulation from prior equity awards, which has influenced setting base salaries.

The Company designs its compensation programs such that there is a correlation between level of position and degree of risk in compensation. Based on that guiding principle, the Company’s more senior executives with the highest levels of responsibility and accountability have a higher percentage of their total potential remuneration at risk, than do employees with lower levels of responsibility and accountability. This means that a higher proportion of their total potential compensation is based upon variable elements, than is the case with the Company’s employees with lower levels of responsibility and accountability.

Role of the Compensation Committee

The Compensation Committee reviews and approves, among other things, compensation for the Company’s Named Executive Officers; the structure of the Company’s annual bonus program under the Incentive Compensation Plan, including setting annual performance objectives for the Named Executive Officers and annually assessing the extent to which those objectives have been achieved; and the structure of and actual grants under the Company’s long-term incentive compensation award programs.

The Compensation Committee reviews and approves goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates the CEO’s performance in respect of those goals and objectives and determines, either as a committee or together with the Governance Committee and/or the Board of Directors, the CEO’s total compensation level based on that evaluation process. The Compensation Committee also reviews and approves compensation and incentive arrangements for the Company’s other Named Executive Officers.

The Compensation Committee reviews “tally sheets,” which include key components of each Named Executive Officer’s compensation that enables the Compensation Committee to make informed decisions regarding future elements of compensation.

The Company’s Executive Vice President, Human Resources, in consultation with the Company’s Chief Executive Officer, works with the Company’s Compensation Department to recommend: (i) merit increase guidelines under the Company’s salary administration program; (ii) the structure of the Company’s annual bonus program under the Incentive Compensation Plan; and (iii) the structure of its long-term incentive compensation programs (as noted above, the Company did not implement any annual equity award program under the Stock Plan in 2009).

As part of the Company’s processes and procedures for determining the amount and form of executive officer and director compensation, the Company’s Compensation Committee relies in part upon informed proposals and information provided by management, as well as market data, analysis and guidance provided by its outside compensation consultant. During 2009, the Compensation Committee consulted with and/or considered advice provided by its outside compensation advisors (Mercer through the third quarter of 2009 and thereafter, Compensation Advisory Partners LLC (“CAP”)) with respect to the following matters, among others: (i) the Company’s adoption of a cash-based, long-term incentive compensation component to its executive incentive compensation plan, effective from and after January 1, 2010; (ii) the structure and components of the Company’s 2010 Bonus Program; and (iii) salary adjustments for various executives who took on new roles in the organization during 2009 (including Mr. Kennedy as Vice Chairman, Mr. Ennis as President and Chief Executive Officer, Mr. Elshaw as Executive Vice President and Chief Operating Officer, and Mr. Berns, who was hired as Executive Vice President and Chief Financial Officer). Additionally, the Compensation Committee received guidance from CAP during 2009 when considering increases recommended by management to the compensation of the Company’s independent, non-employee directors (see “Director Compensation,” below), which increases were approved by the Board during 2009, effective from and after January 1, 2010, upon the recommendation of the Compensation Committee, as director compensation has been below the median of competitive benchmarks. CAP performed no other services for the Company or the Compensation Committee during 2009 other than providing compensation advice to the Compensation Committee; without limiting the foregoing, CAP did not provide services such as benefits administration, human resources consulting or actuarial services. The Compensation Committee approved CAP’s engagement, upon the recommendation of management, and based upon CAP’s experience and qualifications. The Chairman of the Compensation Committee reviews and approves all invoices from the outside compensation consultant prior to payment.

As there has never been a restatement of the Company’s financial results, the Company has not considered any policy in respect of adjustment or recovery of amounts paid under its compensation plans.

Tax Deductibility of Executive Compensation

Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct, for tax purposes, in any one year for certain officers who constitute “covered employees” under the rule, unless such amounts are determined to be “performance-based compensation” meeting certain requirements. Generally, the Company’s provision of cash incentive compensation under the Incentive Compensation Plan, stock option awards and performance-based stock awards meets the requirements for performance-based compensation under Section 162(m) and thus, generally, those items are fully deductible. Salary, perquisites, discretionary bonuses and restricted stock that have time-based vesting generally are not considered performance-based compensation under Section 162(m) and are generally subject to Section 162(m) limitations on deductibility. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. The 2009 bonus objectives for the Company’s Named Executive Officers were approved under Section 162(m)’s guidelines for deductibility. Certain amounts of compensation for the Company’s officers do not meet Section 162(m)’s performance-based requirements and therefore are not deductible by the Company.

EXECUTIVE COMPENSATION

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as the Company’s Chief Executive Officer and the Chief Financial Officer during 2009 and the three other most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer and the Chief Financial Officer, who served as executive officers of the Company during 2009 (collectively, the “Named Executive Officers”), for services rendered in all capacities to the Company and its subsidiaries during such periods. The amounts under the columns “Stock Awards” and “Option Awards,” in the Summary Compensation Table below, have been calculated based upon the aggregate grant date fair value of the stock and option awards made during each given fiscal year, if any, in each case as determined in accordance with applicable financial accounting standards (namely, FASB Accounting Standards Codification Topic 718). Historic amounts for 2008 and 2007 under the columns “Stock Awards” and “Option Awards,” and the corresponding historic amounts in the “Total” column, in the Summary Compensation Table below, have been adjusted and are re-presented in accordance with the SEC’s recent amendments to Item 402 of Regulation S-K under the Exchange Act. Additionally, the Company is presenting its 2009 annual cash bonus awards under the Revlon Executive Incentive Compensation Plan, as well as its historic presentation of those awards for 2008 and 2007, in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below, for awards of target bonuses for the year, and any discretionary annual cash bonus in excess of target bonuses for the year in the “Bonus” column, where the Company formerly disclosed all of its annual cash bonus payments (i.e., annual target bonus plus any discretionary annual cash bonus). In all cases, stock option awards outstanding as of December 31, 2009 were “out-of-the-money,” in that in each case they had exercise prices that were above the $17.01 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2009 and therefore had no realizable monetary value to the Named Executive Officers on such date. See “Outstanding Equity Awards at Fiscal Year End.”

SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings ($)	Compensation	Total
Name and Principal Position(a)	Year	($)	($)	($)(b)	($)	($)	(c)	($)(d)	($)

David L. Kennedy	2009	867,500	—	—	—	—	101,146	36,447	1,005,093
Vice Chairman	2008	1,310,000	—	602,388	—	975,000	111,287	40,859	3,039,534
	2007	1,305,000	150,000	1,043,750	—	650,000	61,278	41,212	3,251,240
Alan T. Ennis	2009	781,558	12,500	—	—	437,500	56,176	24,063	1,311,797
President and Chief Executive	2008	460,923	30,000	347,490	—	270,000	26,517	22,512	1,157,442
Officer	2007	397,212	30,000	437,500	—	150,000	11,198	22,688	1,048,598
Chris Elshaw	2009	678,347	12,500	—	—	262,500	34,226	192,533	1,180,106
Executive Vice President and Chief Operating Officer
Robert K. Kretzman	2009	713,783	8,357	—	—	266,643	673,313	75,990	1,738,086
Executive Vice President,	2008	711,889	20,036	275,990	—	399,964	311,337	71,972	1,791,188
Human Resources, Chief Legal Officer and General Counsel	2007	681,189	51,612	562,500	—	256,388	110,054	68,774	1,730,517
Steven Berns	2009	268,077	10,625	122,750	—	159,375	18,461	18,982	598,270
Executive Vice President and Chief Financial Officer

(a)	Messrs. Kennedy, Ennis and Kretzman served as Named Executive Officers of the Company during 2009, 2008 and 2007. Mr. Berns and Mr. Elshaw became “Named Executive Officers” during 2009, as Mr. Berns was appointed Executive Vice President and Chief Financial Officer in May 2009 and Mr. Elshaw was appointed Executive Vice President and Chief Operating Officer in May 2009; neither of Messrs. Berns or Elshaw served as a “Named Executive Officer” during 2008 or 2007. Mr. Kennedy served as the Company’s President and Chief Executive Officer during 2007, 2008 and through May 2009, when he transitioned to Vice Chairman of the Board of Directors as part of the Company’s overall succession planning, which included Mr. Ennis succeeding to the positions of President and Chief Executive Officer.

(b)	The restricted shares granted to Mr. Berns during 2009 upon his joining the Company pursuant to the Stock Plan are discussed under “Grants of Plan-Based Awards” in this Proxy Statement, below.

(c)	The amounts under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column have been calculated based on the aggregate change in actuarial present value of the Named Executive Officers’ accumulated benefit under the Retirement Plan and the Pension Equalization Plan from January 1 to December 31 of each reported year and based on, with respect to 2009, the assumptions as set forth in Note 13 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”); with respect to 2008, the assumptions as set forth in Note 12 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008; and, with respect to 2007, the assumptions as set forth in Note 11 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. The Pension Equalization Plan is a non-qualified and unfunded plan. As noted elsewhere in this Proxy Statement, in May 2009 the Company amended the Retirement Plan and the Pension Equalization Plan to cease future benefit accruals under such plans after December 31, 2009.

•	For Mr. Kennedy, who has over 7 years of service with the Company, this amount includes $18,541, $15,686 and $9,076 under the Retirement Plan and $82,605, $95,601 and $52,202 under the Pension Equalization Plan for 2009, 2008 and 2007, respectively.

•	For Mr. Ennis, who has over 4 years of service with the Company, this amount includes $18,158, $10,785 and $5,562 under the Retirement Plan and $38,018, $15,732 and $5,636 under the Pension Equalization Plan for 2009, 2008 and 2007, respectively.

•	For Mr. Elshaw, who has over 2 years of service under the Company’s U.S. pension plans, this amount includes $12,722 under the Retirement Plan and $21,504 under the Pension Equalization Plan for 2009.

•	For Mr. Kretzman, who has over 21 years of service with the Company, this amount includes $117,445, $50,849 and $26,793 under the Retirement Plan and $555,868, $260,488 and $83,261 under the Pension Equalization Plan for 2009, 2008 and 2007, respectively. Mr. Kretzman’s employment agreement provides that he is entitled to a retirement benefit at age 60. The aggregate change in the actuarial present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan, the Pension Equalization Plan and his employment agreement for 2009 is, respectively, $110,933, $548,584 and $315,462, based on retirement at age 60.

•	For Mr. Berns, who has over 7 years of service with the Company (due to credited service during his period of employment with the Company from April 1992 to August 1999), this amount includes $12,781 under the Retirement Plan and $5,680 under the Pension Equalization Plan for 2009.

(d)	Mr. Kennedy. The amount shown under All Other Compensation for Mr. Kennedy for 2009 consists of a car allowance; life insurance premiums; and matching contributions under the 401(k) Plan.

Mr. Ennis.  The amount shown under All Other Compensation for Mr. Ennis for 2009 consists of a car allowance; tax preparation services; life insurance premiums; and matching contributions under the 401(k) Plan.

Mr. Elshaw.  The amount shown under All Other Compensation for Mr. Elshaw for 2009 consists of $155,563 in housing allowance (as Mr. Elshaw relocated to the U.S. from the U.K. at the Company’s request in connection with his promotion in 2007 to Executive Vice President and General Manager, U.S. Region, prior to his being appointed Executive Vice President and Chief Operating Officer in May 2009); a car allowance; life insurance premiums; matching contributions under the 401(k) Plan; and employer contributions to Mr. Elshaw’s Revlon U.K. pension program, in which he ceased participation in May 2009.

Mr. Kretzman.  The amount shown under All Other Compensation for Mr. Kretzman for 2009 consists of $15,060 in tax gross ups in respect of imputed income arising from use of a Company automobile and life insurance premiums; and other compensation in respect of use of a Company automobile; life insurance premiums; Executive Medical Plan premiums; tax preparation services and financial counseling; and matching contributions under the 401(k) Plan.

Mr. Berns.  The amount shown under All Other Compensation for Mr. Berns for 2009 consists of a car allowance; life insurance premiums; matching contributions under the 401(k) Plan; and health club dues.

Employment Agreements and Payments Upon Termination and Change of Control

Termination Payments

Each of Messrs. Kennedy, Ennis, Elshaw, Kretzman and Berns, who were the Company’s Named Executive Officers during 2009, has an executive employment agreement with Products Corporation.

Mr. Kennedy

Mr. Kennedy’s employment agreement (as amended and restated, his “employment agreement”) provides that he will serve as Vice Chairman of the Board of Directors at an annual base salary of not less than $650,000.

Under his employment agreement, Mr. Kennedy is eligible to participate in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Kennedy’s level, including a car allowance and financial planning and tax preparation assistance. Mr. Kennedy’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Kennedy’s employment agreement effective 24 months after written notice of non-extension of the agreement, and Mr. Kennedy may terminate his employment agreement at any time upon 60 days’ prior written notice following a material uncured breach by Products Corporation of its obligations to

Mr. Kennedy under such agreement. Mr. Kennedy’s employment agreement provides that, in the event of termination of employment by Mr. Kennedy for any material breach by Products Corporation of any of its obligations under his employment agreement, or by Products Corporation (otherwise than for “cause” as defined in the employment agreement or for disability), Mr. Kennedy would be entitled to continued payments of base salary throughout the 24-month severance period, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Kennedy is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

The estimated aggregate total of termination benefits over 24 months if Mr. Kennedy had been terminated without “cause” on December 31, 2009 would have been approximately $1,355,221, consisting of the following: (a) two times Mr. Kennedy’s annual base salary on December 31, 2009; (b) 24 months of life insurance coverage, at a cost of approximately $4,221; (c) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000; (d) 24 months of tax preparation and financial counseling; and (e) 24 months of car allowance, at a cost of approximately $30,000. Mr. Kennedy does not currently participate in the Company’s standard group medical and dental plans. All of Mr. Kennedy’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Ennis

Mr. Ennis’ employment agreement (as amended and restated, his “employment agreement”) provides that Mr. Ennis will serve as the Company’s President and Chief Executive Officer, at an annual base salary of not less than $875,000, with a target bonus of 100% of his base salary. As previously noted, the 2009 Bonus Program was accrued at 50% of target in furtherance of the Company’s goal of maintaining financial flexibility to achieve its financial objectives.

Under his employment agreement, Mr. Ennis is eligible to participate in fringe benefit programs and perquisites as may be generally made available to other senior executives of Products Corporation, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Ennis also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Ennis’ employment agreement effective 24 months after written notice of non-extension of the agreement, and Mr. Ennis may terminate his employment agreement upon 60 days’ prior written notice following a material uncured breach by Products Corporation of its obligations to Mr. Ennis under such agreement. Mr. Ennis’ employment agreement provides that, in the event of termination of employment by Mr. Ennis for any material breach by Products Corporation of any of its obligations under his employment agreement or by Products Corporation (otherwise than for “cause” as defined in Mr. Ennis’ employment agreement or disability), Mr. Ennis would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, and continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Ennis is covered by like plans of another company and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

The estimated aggregate total of termination benefits over 24 months if Mr. Ennis had been terminated without “cause” on December 31, 2009 would have been approximately $2,231,030, consisting of the following: (a) two times Mr. Ennis’ annual base salary on December 31, 2009; (b) $437,500, representing Mr. Ennis’ 2009 target bonus; (c) 24 months of life insurance coverage at a cost of approximately $9,282; (d) 24 months of medical and dental insurance coverage, at a total cost of approximately $4,000; (e) 24 months of tax preparation and financial counseling; and (f) 24 months of car allowance, at a cost of approximately $30,000. Mr. Ennis does not currently participate in the Company’s standard group medical and dental plans. All of Mr. Ennis’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Elshaw

Mr. Elshaw’s employment agreement (as amended and restated, his “employment agreement”) provides that Mr. Elshaw will serve as the Company’s Executive Vice President and Chief Operating Officer, at an annual base salary of not less than $700,000, with a target bonus of 75% of his base salary. As previously noted, the 2009 Bonus Program was accrued at 50% of target in furtherance of the Company’s goal of maintaining financial flexibility to achieve its financial objectives.

Under his employment agreement, Mr. Elshaw, who relocated to the U.S. from the U.K. at the Company’s request in connection with his promotion in 2007 to Executive Vice President and General Manager, U.S. Region, prior to his being appointed Executive Vice President and Chief Operating Officer in May 2009, receives a $150,000 annual housing allowance and is eligible to participate in fringe benefit programs and perquisites as may be generally made available to other senior executives of Products Corporation, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Elshaw also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Elshaw’s employment agreement effective 24 months after written notice of non-extension of the agreement. Mr. Elshaw’s employment agreement provides that, in the event of termination of employment by Products Corporation (otherwise than for “cause” as defined in Mr. Elshaw’s employment agreement or disability), Mr. Elshaw would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Elshaw is covered by like plans of another company, and repatriation to the U.K.

The estimated aggregate total of termination benefits over 24 months if Mr. Elshaw had been terminated without “cause” on December 31, 2009 would have been approximately $1,696,954, consisting of the following: (a) two times Mr. Elshaw’s annual base salary on December 31, 2009; (b) $262,500, representing Mr. Elshaw’s 2009 target bonus; (c) 24 months of life insurance coverage, at a cost of approximately $7,426; (d) 24 months of group medical and dental insurance coverage, at a total cost of approximately $14,028; and (e) repatriation from the U.S. to the U.K. All of Mr. Elshaw’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Kretzman

Mr. Kretzman’s employment agreement (as amended and restated, his “employment agreement”) provides that he will serve as Executive Vice President, Human Resources, Chief Legal Officer and General Counsel, at an annual base salary of not less than his current base salary, with a target bonus of 75% of his base salary. As previously noted, the 2009 Bonus Program was accrued at 50% of target in furtherance of the Company’s goal of maintaining financial flexibility to achieve its financial objectives.

Under his employment agreement, Mr. Kretzman is eligible for participation in fringe benefit programs and perquisites as may be generally made available to senior executives of Products Corporation of Mr. Kretzman’s level, including financial planning and tax preparation assistance; use of an automobile; supplemental term life insurance coverage of two times Mr. Kretzman’s base salary; and a retirement benefit at age 60 without regard to the early retirement reductions he would otherwise be subject to under the Retirement Plan and Pension Equalization Plan, and giving effect to his years of service and compensation through his retirement date. Mr. Kretzman’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Kretzman’s employment agreement effective 24 months after written notice of non-extension of the agreement. Mr. Kretzman’s employment agreement provides that, in the event of termination of employment by Mr. Kretzman for any material breach by Products Corporation of any of its obligations under his employment agreement or for “good reason” (as set forth in Mr. Kretzman’s employment agreement), or by Products Corporation (otherwise than for “cause,” as defined in the employment agreement, or for disability), Mr. Kretzman would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical, dental and executive medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Kretzman is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

Additionally, in the event Mr. Kretzman’s employment is terminated by Products Corporation without “cause” or by Mr. Kretzman for “good reason,” all restricted stock and stock option awards held by Mr. Kretzman would continue to vest and remain exercisable in accordance with their terms (in consideration for which, the non-solicitation and non-competition covenants in Mr. Kretzman’s employment agreement would remain in effect until the date that all existing equity awards are fully vested).

The estimated aggregate total of termination benefits over 24 months if Mr. Kretzman had been terminated without “cause” on December 31, 2009 would have been approximately $1,841,283, consisting of the following: (a) two times Mr. Kretzman’s annual base salary on December 31, 2009; (b) $266,643, representing his 2009 target bonus; (c) 24 months of life insurance coverage, at a cost of approximately $30,736; (d) 24 months of group and executive medical and dental insurance coverage, at a total cost of approximately $47,628; (e) 24 months of use of an automobile, at a cost of approximately $57,180; and (f) 24 months of tax preparation and financial counseling. Under such circumstances, Mr. Kretzman would also be entitled to the continued vesting of unvested restricted stock (68,600 restricted shares were unvested at December 31, 2009 having a fair market value on such date of $1,166,886 based on the $17.01 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2009 (all of Mr. Kretzman’s options were “out-of-the-money” on such date and had no realizable monetary value on December 31, 2009). Mr. Kretzman’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Berns

Mr. Berns’ employment agreement (his “employment agreement”) provides that Mr. Berns will serve as the Company’s Executive Vice President and Chief Financial Officer, at an annual base salary of not less than $425,000, with a target bonus of 75% of his base salary. As previously noted, the 2009 Bonus Program was accrued at 50% of target in furtherance of the Company’s goal of maintaining financial flexibility to achieve its financial objectives.

Under his employment agreement, Mr. Berns is eligible to participate in fringe benefit programs and perquisites as may be generally made available to other senior executives of Products Corporation, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Berns also provides for protection of Company confidential information and includes a non-compete obligation.

Products Corporation may terminate Mr. Berns’ employment agreement effective 24 months after written notice of non-extension of the agreement and Mr. Berns may terminate his employment agreement upon 60 days’ prior written notice following a material uncured breach by Products Corporation of its obligations to Mr. Berns under such agreement. Mr. Berns’ employment agreement provides that, in the event of termination of employment by Mr. Berns for any material uncured breach by Products Corporation of any of its obligations under his employment agreement, or by Products Corporation (otherwise than for “cause” as defined in Mr. Berns’ employment agreement or disability), Mr. Berns would be entitled to continued payments of base salary throughout the 24-month severance period, payment of a prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, continued participation in Products Corporation’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the severance period or until Mr. Berns is covered by like plans of another company, and continued participation during the severance period in the other perquisites of Products Corporation for which he was eligible on the termination date.

The estimated aggregate total of termination benefits over 24 months if Mr. Berns had been terminated without “cause” on December 31, 2009 would have been approximately $1,087,160, consisting of the following: (a) two times Mr. Berns’ annual base salary on December 31, 2009; (b) $159,375, representing Mr. Berns’ 2009 target bonus; (c) 24 months of life insurance coverage, at a cost of approximately $7,362; (d) 24 months of group medical and dental insurance coverage, at a total cost of approximately $23,423; (e) 24 months of tax preparation and financial counseling; and (f) 24 months of car allowance, at a cost of approximately $30,000. All of Mr. Berns’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Change of Control Payments

Each of Messrs. Kennedy’s, Elshaw’s, Ennis’, Kretzman’s and Berns’ employment agreements provides that, in the event of any “change of control,” the terms of their employment agreements would be extended for an additional 24 months from the effective date of any such “change of control.” Each of their employment agreements also provides that if, within this 24-month period, the executive were to terminate his employment with the Company for “good reason” or if the Company were to terminate the executive’s employment other than for “cause,” he would receive: (i) a lump-sum payment equal to two times the sum of (a) the executive’s base salary and (b) the executive’s average gross bonus earned over the five calendar years prior to termination; and (ii) 24 months of continuation of all fringe benefits in which the executive participated on the “change of control” effective date or, in lieu of such benefits, a lump-sum cash payment equal to the value of such benefits. Each of their employment agreements also provides that, in the event of a “change of control,” all then-unvested stock options and restricted shares held by them shall immediately vest and become fully exercisable.

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Kennedy had been terminated on December 31, 2009 would have been approximately $2,214,361, consisting of the following: (a) two times his annual base salary on December 31, 2009; (b) two times his 5-year average bonus, which average was $389,720 as of December 31, 2009; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $65,000 in respect of two years of profit sharing contributions under the Company’s 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $4,221; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000; (g) 24 months of car allowance at a cost of approximately $30,000; and (h) 24 months of tax preparation and financial counseling. In addition, under such circumstances, Mr. Kennedy would be entitled to the immediate vesting of his unvested restricted stock (139,917 restricted shares were unvested at December 31, 2009 having a fair market value on December 31, 2009 of $2,379,988 based on the $17.01 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2009 (all of Mr. Kennedy’s options were “out-of-the-money” on such date and had no realizable monetary value on December 31, 2009).

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Ennis had been terminated on December 31, 2009 would have been approximately $2,312,150, consisting of the following: (a) two times his annual base salary on December 31, 2009; (b) two times his average 5-year bonus of $186,335; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $131,250 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $9,282; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $4,000; (g) 24 months of car allowance at a total cost of approximately $30,000; and (h) 24 months of tax preparation and financial counseling. In addition, under such circumstances, Mr. Ennis would be entitled to the immediate vesting of his unvested restricted stock (71,934 restricted shares were unvested at December 31, 2009 having a fair market value on December 31, 2009 of $1,223,597 based on the $17.01 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2009

(all of Mr. Ennis’ options were “out-of-the-money” on such date and had no realizable monetary value on December 31, 2009).

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Elshaw had been terminated on December 31, 2009 would have been approximately $2,198,004, consisting of the following: (a) two times his annual base salary on December 31, 2009; (b) two times his average 5-year bonus of $155,100; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $96,250 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $7,426; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $14,028; (g) 24 months of car allowance, at a cost of approximately $30,000; (h) 24 months of tax preparation and financial counseling; (i) 24 months of housing allowance, at a total cost of approximately $300,000; and (j) the cost of two annual trips to the U.K. and airfare to repatriate Mr. Elshaw back to the U.K., as he relocated to the U.S. from the U.K. at the Company’s request in connection with his promotion in 2007 to Executive Vice President and General Manager, U.S. Region, prior to his being appointed Executive Vice President and Chief Operating Officer in May 2009. In addition, under such circumstances, Mr. Elshaw would be entitled to the immediate vesting of his unvested restricted stock (72,334 restricted shares were unvested at December 31, 2009 having a fair market value on December 31, 2009 of $1,230,401 based on the $17.01 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2009 (all of Mr. Elshaw’s options were “out-of-the-money” on such date and had no realizable monetary value on December 31, 2009).

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Kretzman had been terminated on December 31, 2009 would have been approximately $2,345,991, consisting of the following: (a) two times his annual base salary on December 31, 2009; (b) two times his 5-year average bonus of $221,726; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $313,200 in respect of two additional years of service credit for purposes of his retirement benefit; (e) 24 months of life insurance coverage at a cost of approximately $30,736; (f) 24 months of group and executive medical and dental insurance coverage at a total cost of approximately $47,628; (g) 24 months of use of a Company automobile at a cost of approximately $57,180; and (h) 24 months of tax preparation and financial counseling. In addition, under such circumstances, Mr. Kretzman would be entitled to the immediate vesting of his unvested restricted stock (68,600 restricted shares were unvested at December 31, 2009 with a fair market value of $1,166,886 on December 31, 2009 based on the $17.01 per share NYSE closing price of the Company’s Class A Common Stock on such date) and stock option awards outstanding on December 31, 2009 (all of Mr. Kretzman’s stock options were “out-of-the-money” on such date and had no realizable monetary value on December 31, 2009).

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Berns had been terminated on December 31, 2009 would have been approximately $1,321,473, consisting of the following: (a) two times his annual base salary on December 31, 2009; (b) two times his average bonus of $159,375 during the one year he has been eligible to receive a bonus; (c) two years of contributions under the Company’s 401(k) Plan; (d) approximately $58,438 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) 24 months of life insurance coverage, at a cost of approximately $7,362; (f) 24 months of group medical and dental insurance coverage, at a total cost of approximately $23,423; (g) 24 months of car allowance at a cost of approximately $30,000; and (h) 24 months of tax preparation and financial counseling. In addition, under such circumstances, Mr. Berns would be entitled to the immediate vesting of his unvested restricted stock (25,000 restricted shares were unvested at December 31, 2009 having a fair market value on December 31, 2009 of $425,250 based on the $17.01 per share NYSE closing price of the Company’s Class A Common Stock on such date).

GRANTS OF PLAN-BASED AWARDS

During 2009, the only Named Executive Officer who received an equity award under the Stock Plan was Mr. Berns, whose restricted stock award, which was granted upon Mr. Berns joining the Company as Executive Vice President and Chief Financial Officer in May 2009, is summarized below. None of the other Named Executive Officers received restricted stock awards during 2009 and none of the Named Executive Officers received awards of stock options during 2009. Grant date fair value, below, reflects the number of shares of restricted stock (all of which are currently unvested) times $4.91, which was the NYSE closing market price of the Company’s Class A Common Stock on the May 18, 2009 grant date.

			All Other Option	Grant Date Fair
		All Other Stock Awards:	Awards: Number of	Value of Stock
		Number of Shares of	Securities Underlying	and Option
Name	Grant Date	Stock or Units (#)	Options (#)	Awards ($)

Steven Berns	May 18, 2009	25,000	—	$122,750
Executive Vice President and Chief Financial Officer

On May 18, 2009, the Compensation Committee granted shares of restricted Class A Common Stock to Mr. Berns in connection with the commencement of his employment with the Company as Executive Vice President and Chief Financial Officer. Mr. Berns’ award was publicly reported on a Form 4 filed with the SEC on May 19, 2009. All of the restricted shares granted to Mr. Berns vest as to one-third of the shares on each of July 2, 2010, July 2, 2011 and July 2, 2012, or in full upon any “change of control.” No dividends will be paid on the unvested restricted stock granted in 2009 to Mr. Berns. On December 31, 2009, all of these shares were unvested and therefore had no realizable monetary value as of that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards held by the Named Executive Officers under the Company’s Stock Plan which remained outstanding as of December 31, 2009. As the $17.01 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2009 was lower than the exercise price for all options outstanding on December 31, 2009, all of the stock options held by the Named Executive Officers had no realizable monetary value as of December 31, 2009. The NYSE closing market price of the Company’s Class A Common Stock on the Record Date was $15.04 per share. All historical share data has been adjusted for the Company’s 1-for-10 Reverse Stock Split. Each of the Named Executive Officers exchanged in the Exchange Offer all of their eligible shares of the Company’s Class A Common Stock held by them on October 8, 2009 (the closing date of the Exchange Offer), and received a like number of shares of Series A Preferred Stock. The stock awards listed in the table below reflect restricted shares of Class A Common Stock that vest after the closing date of the Exchange Offer and therefore were not exchanged.

						Stock Awards
								Equity
								Incentive	Equity
	Option Awards							Plan	Incentive Plan
			Equity					Aards:	Awards:
			Incentive					Number of	Market or
			Plan				Market	Unearned	Payout Value
			Awards:			Number of	Value of	Shares,	of Unearned
	Number of	Number of	Number of			Shares or	Shares or	Units or	Shares, Units
	Securities	Securities	Securities			Units of	Units of	Other	or Other
	Underlying	Underlying	Underlying			Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		That	That	That	That
	Options (#)	Options (#)	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(a)	(a)	(#)	($)	Date	(#)	($)(b)	(#)	($)

David L. Kennedy	15,000	—	—	49.60	6/21/2012	139,917	2,379,988	—	—
Vice Chairman	5,000	—	—	30.60	4/22/2013
	149,300	—	—	30.30	4/14/2011
	13,500	—	—	25.50	3/07/2012
Alan T. Ennis	2,000	—	—	28.80	3/31/2012	71,934	1,223,597	—	—
President and Chief Executive Officer
Chris Elshaw	300	—	—	39.80	9/4/2012	72,334	1,230,401	—	—
Executive Vice President	300	—	—	37.80	9/17/2012
and Chief Operating	16,600	—	—	30.30	4/14/2011
Officer	7,000	—	—	25.50	3/7/2012
Robert K. Kretzman	2,000	—	—	70.625	5/22/2010	68,600	1,166,886	—	—
Executive Vice	1,500	—	—	56.60	6/18/2011
President, Human	5,000	—	—	37.80	9/17/2012
Resources, Chief	95,500	—	—	30.30	4/14/2011
Legal Officer and General Counsel	12,000	—	—	25.50	3/07/2012
Steven Berns	—	—	—	—	—	25,000	425,250	—	—
Executive Vice President and Chief Financial Officer

(a)	Grant dates and vesting for options listed in the table are as follows:

•	Mr. Kennedy:

•	Mr. Kennedy was granted 15,000 stock options at an exercise price of $49.60 per share on June 21, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on June 21, 2006.

•	Mr. Kennedy was granted 5,000 stock options at an exercise price of $30.60 per share on April 22, 2003. The options vested 25% on each anniversary of the grant date and were fully vested on April 22, 2007.

•	Mr. Kennedy was granted 149,300 stock options at an exercise price of $30.30 per share on April 14, 2004. The options vested 25% on December 31 of each year and were fully vested on December 31, 2007.

•	Mr. Kennedy was granted 13,500 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 7, 2009.

•	Mr. Ennis:

•	Mr. Ennis was granted 2,000 stock options at an exercise price of $28.80 per share on March 31, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 31, 2009.

•	Mr. Elshaw:

•	Mr. Elshaw was granted 300 options at an exercise price of $39.80 per share on September 4, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on September 4, 2006.

•	Mr. Elshaw was granted 300 stock options at an exercise price of $37.80 per share on September 17, 2002. One-third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.

•	Mr. Elshaw was granted 16,600 stock options at an exercise price of $30.30 per share on April 14, 2004. The options vested 25% on December 31 of each year and were fully vested on December 31, 2007.

•	Mr. Elshaw was granted 7,000 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 7, 2009.

•	Mr. Kretzman:

•	Mr. Kretzman was granted 2,000 stock options at an exercise price of $70.625 per share on May 22, 2000. The options vested 25% on each anniversary of the grant date and were fully vested on May 22, 2004.

•	Mr. Kretzman was granted 1,500 stock options at an exercise price of $56.60 per share on June 18, 2001. The options vested 25% on each anniversary of the grant date and were fully vested on June 18, 2005.

•	Mr. Kretzman was granted 5,000 stock options at an exercise price of $37.80 per share on September 17, 2002. One-third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.

•	Mr. Kretzman was granted 95,500 stock options at an exercise price of $30.30 per share on April 14, 2004. The options vested 25% on December 31 of each year and were fully vested on December 31, 2007.

•	Mr. Kretzman was granted 12,000 stock options at an exercise price of $25.50 per share on March 7, 2005. The options vested 25% on each anniversary of the grant date and were fully vested on March 7, 2009.

(b)	The market value of the restricted shares identified in the table above is based on the $17.01 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2009. None of the restricted stock granted to the executives has any dividend rights until vested.

•	Mr. Kennedy:

•

•	Mr. Kennedy was granted 5,000 shares of restricted stock on June 21, 2002. 100% of these shares were vested on June 18, 2004.

•	Mr. Kennedy was granted 19,500 shares of restricted stock on April 14, 2004. 100% of these shares were vested on April 14, 2007.

•	Mr. Kennedy was granted 35,000 shares of restricted stock on November 16, 2006. 100% of these shares were vested on November 16, 2009.

•	Mr. Kennedy was granted 83,500 shares of restricted stock on December 10, 2007. As of December 31, 2009, 27,833 of these shares had vested. 27,833 of these shares vested on January 2, 2010 (after December 31, 2009), and the remaining 27,834 vest on January 2, 2011.

•	Mr. Kennedy was granted 84,250 shares of restricted stock on December 8, 2008. 28,083 of these shares vested on January 10, 2010 (after December 31, 2009). The remaining shares vest on January 10, 2011 (as to 28,083 shares) and January 10, 2012 (as to 28,084 shares).

•	Mr. Ennis:

•	Mr. Ennis was granted 11,000 shares of restricted stock on November 16, 2006. 100% of these shares were vested on November 16, 2009.

•	Mr. Ennis was granted 35,000 shares of restricted stock on December 10, 2007. As of December 31, 2009, 11,666 of these shares had vested. 11,667 of these shares vested on January 2, 2010 (after December 31, 2009) and the remaining 11,667 of these shares vest on January 2, 2011.

•	Mr. Ennis was granted 48,600 shares of restricted stock on December 8, 2008. 16,200 of these shares vested on January 10, 2010 (after December 31, 2009). The remaining shares vest on January 10, 2011 (as to 16,200 shares) and January 10, 2012 (as to 16,200 shares).

•	Mr. Elshaw:

•	Mr. Elshaw was granted 12,000 shares of restricted stock on November 16, 2006. 100% of these shares were vested on November 16, 2009.

•	Mr. Elshaw was granted 35,600 shares of restricted stock on December 10, 2007. As of December 31, 2009, 11,866 of these shares had vested. 11,867 of these shares vested on January 2, 2010 (after December 31, 2009) and the remaining 11,867 shares vest on January 2, 2011.

•	Mr. Elshaw was granted 48,600 shares of restricted stock on December 8, 2008. As of December 31, 2009, none of these shares had vested. 16,199 of these shares vested on January 10, 2010 (after December 31, 2009). The remaining shares vest on January 10, 2011 (as to 16,200 shares) and January 10, 2012 (as to 16,201 shares).

•	Mr. Kretzman:

•	Mr. Kretzman was granted 3,500 shares of restricted stock on June 18, 2001. 100% of these shares were vested on June 18, 2004.

•	Mr. Kretzman was granted 4,000 shares of restricted stock on September 17, 2002. 100% of these shares were vested on September 17, 2005.

•	Mr. Kretzman was granted 24,000 shares of restricted stock on April 14, 2004. 100% of these shares were vested on April 14, 2007.

•	Mr. Kretzman was granted 18,750 shares of restricted stock on November 16, 2006. 100% of these shares were vested on November 16, 2009.

•	Mr. Kretzman was granted 45,000 shares of restricted stock on December 10, 2007. As of December 31, 2009, 15,000 of these shares had vested. 15,000 of these shares vested on January 2, 2010 (after December 31, 2009) and the remaining 15,000 shares vest on January 2, 2011.

•	Mr. Kretzman was granted 38,600 shares of restricted stock on December 8, 2008. As of December 31, 2009, none of these shares had vested. 12,866 of these shares vested on January 10, 2010 (after December 31, 2009) and the remaining shares vest on January 10, 2011 (as to 12,867 shares) and January 10, 2012 (as to 12,867 shares).

•	Mr. Berns:

•	Mr. Berns was granted 25,000 shares of restricted stock on May 18, 2009. As of December 31, 2009, none of these shares had vested. These shares vest in substantially equal one-third installments on July 2, 2010, July 2, 2011 and July 2, 2012.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the value of restricted stock held by the Named Executive Officers which vested during 2009, with the value determined by multiplying the number of shares that vested by the NYSE closing market price of the Company’s Class A Common Stock on the vesting date. Each of the Named Executive Officers exchanged in the Exchange Offer all of their eligible shares of the Company’s Class A Common Stock held by them on October 8, 2009 (the closing date of the Exchange Offer), and received a like number of shares of Series A Preferred Stock. None of the Named Executive Officers sold any of their shares of formerly restricted stock that vested during 2009.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)(a)

David L. Kennedy	—	—	39,499	395,883
Vice Chairman
Alan T. Ennis	—	—	12,416	95,970
President and Chief Executive Officer
Chris Elshaw	—	—	15,865	152,306
Executive Vice President and Chief Operating Officer
Robert K. Kretzman	—	—	21,249	212,708
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel
Steven Berns	—	—	—	—
Executive Vice President and Chief Financial Officer

(a)	The aggregate dollar amount realized upon the vesting of restricted shares was computed by multiplying the number of shares of restricted stock that vested during 2009 by the NYSE closing price of the Company’s Class A Common Stock on the respective vesting dates.

•	Mr. Kennedy had 27,833 shares of restricted stock vest on January 2, 2009. Of this amount, 11,449 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 2, 2009 was $7.14 per share. Mr. Kennedy had 11,666 shares of restricted stock vest on November 16, 2009, after the closing date of the Exchange Offer. Of this amount, 6,006 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2009 was $16.90 per share.

•	Mr. Ennis had 11,666 shares of restricted stock vest on January 2, 2009. Of this amount, 4,667 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 2, 2009 was $7.14 per share. Mr. Ennis had 750 shares of restricted stock vest on November 16, 2009, after the closing date of the Exchange Offer. Of this amount, 282 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2009 was $16.90 per share.

•	Mr. Elshaw had 11,866 shares of restricted stock vest on January 2, 2009. Of this amount, 5,222 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A

Common Stock on January 2, 2009 was $7.14 per share. Mr. Elshaw had 3,999 shares of restricted stock vest on November 16, 2009, after the closing date of the Exchange Offer. Of this amount, 1,659 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2009 was $16.90 per share.

•	Mr. Kretzman had 15,000 shares of restricted stock vest on January 2, 2009. Of this amount, 5,998 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on January 2, 2009 was $7.14 per share. Mr. Kretzman had 6,249 shares of restricted stock vest on November 16, 2009, after the closing date of the Exchange Offer. Of this amount, 2,343 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2009 was $16.90 per share.

PENSION BENEFITS

The following table shows, as of December 31, 2009 (the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements included in the Company’s 2009 Form 10-K), the number of years of credited service, and the present value of accumulated benefit and payments during the last fiscal year, with respect to each Named Executive Officer under the Retirement Plan and the Pension Equalization Plan, as described below.

		Number of Years	Present Value of	Payments
		of Credited Service	Accumulated Benefit	During 2009
Name	Plan Name	(#)	($)(b)	($)

David L. Kennedy	Retirement Plan	7.50	99,999	—
Vice Chairman	Pension Equalization Plan	7.50	342,118	—
Alan T. Ennis	Retirement Plan	4.75	49,972	—
President and Chief Executive Officer	Pension Equalization Plan	4.75	60,796
Robert K. Kretzman	Retirement Plan	21.42	554,126	—
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel	Pension Equalization Plan	21.42	1,703,726	—
Chris Elshaw	Retirement Plan	2.00	22,038	—
Executive Vice President and Chief Operating Officer	Pension Equalization Plan	0.67	21,504	—
Steven Berns	Retirement Plan	7.33	61,046	—
Executive Vice President and Chief Financial Officer(a)	Pension Equalization Plan	7.33	27,132	—

(a)	Mr. Berns rejoined the Company in May 2009, when he was appointed as the Company’s Executive Vice President and Chief Financial Officer. Mr. Berns’ years of credited service set forth in the above Pension Benefits Table represents service he accrued during his first period of employment with the Company from 1992 to 1999 for which he earned a vested pension benefit. Mr. Berns did not accrue any further credited service or pension benefit during 2009 following his re-employment.

(b)	The amounts set forth in the Pension Benefits Table are based on the assumptions set forth in Note 13 to the consolidated financial statements in the 2009 Form 10-K. These amounts have been calculated based on the normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. Mr. Kretzman’s employment agreement provides that he is entitled to a retirement benefit at age 60. The aggregate present value of Mr. Kretzman’s accumulated retirement benefit based on retirement at age 60 calculated under the Retirement Plan, the Pension Equalization Plan and his employment agreement is $576,174, $1,771,516 and $1,038,965, respectively.

The Retirement Plan is intended to be a tax qualified defined benefit plan. In May 2009 the Company amended the Retirement Plan and the Pension Equalization Plan to cease future benefit accruals under such plans after December 31, 2009. Prior to such amendments, benefits under the non-cash balance program of the Retirement Plan (the “Non-Cash Balance Program”) were a function of service and final average compensation. The Non-Cash Balance Program was designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Participants in the Non-Cash Balance Program are eligible for early retirement upon the later of the date that they reach age 55 or complete 10 years of service. The amount payable upon early retirement is calculated based on the normal retirement benefit calculation under the Non-Cash Balance Program, reduced by 1/2% for each month that benefits start before the normal retirement date of age 65 (or 6% for each full year of early retirement). Messrs. Kennedy, Ennis and Elshaw, each of whom joined the Company after the implementation of the Cash Balance Program (as discussed below), do not participate in the Non-Cash Balance Program.

Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the “Cash Balance Program”). Prior to ceasing future benefit accruals under the Retirement Plan after December 31, 2009, under the Cash Balance Program, eligible employees received quarterly pay credits to an individual cash balance bookkeeping account equal to 5% of their base salary and bonus (but not any part of bonuses in excess of 50% of base salary) for the previous quarter. Interest credits, which commenced June 30, 2001, were and will continue to be allocated quarterly (based on the yield of the 30-year Treasury bill for November of the preceding calendar year). Messrs. Kennedy, Ennis and Elshaw participated in the Cash Balance Program prior to the cessation of future benefit accruals after December 31, 2009. Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60, including Mr. Kretzman, were “grandfathered” and continued to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph, prior to ceasing future benefit accruals under the Retirement Plan after December 31, 2009. All eligible employees had their benefits earned (if any) under the Non-Cash Balance Program “frozen” on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001, prior to ceasing future benefit accruals under the Retirement Plan after December 31, 2009. The “frozen” benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement.

The Retirement Plan and Pension Equalization Plan each provide that employees vest in their benefits after they have completed three years of service with the Company or an affiliate of the Company. Each of the Named Executive Officers are fully vested in their respective benefits under the Pension Plan and the Pension Equalization Plan as of December 31, 2009. The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations under ERISA and the Code upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Code limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended, is a non-qualified and unfunded benefit arrangement that was designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would otherwise be payable under the Retirement Plan but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Benefits provided under the Pension Equalization Plan are conditioned on the participant’s compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

Messrs. Kennedy, Ennis and Elshaw will be paid out their “frozen” vested accrued benefit under the Cash Balance Program, at termination or retirement, as a lump sum, in the form of a monthly annuity or other deferred payment as they elect. Mr. Kretzman will be paid out his accrued benefit under the Non-Cash Balance Program, at termination or retirement, in the form of a monthly annuity payment. Mr. Berns will be paid out his “frozen” accrued benefit under the Non-Cash Balance Program, at termination or retirement, in the form of a monthly annuity payment.

NON-QUALIFIED DEFERRED COMPENSATION

Prior to December 31, 2004, employees were able to make contributions to the Company’s Excess Savings Plan, an unfunded, non-qualified, defined contribution, deferred compensation plan, and the Company matched 50% of those contributions up to 6% of pay contributed. New contributions to the Excess Savings Plan were frozen on December 31, 2004. The Excess Savings Plan provides for the same investment choices as are available in the Company’s 401(k) Plan. The Excess Savings Plan does not provide for above-market returns. Payments of participant balances under the Excess Savings Plan commence as soon as practicable after termination of a participant’s employment and may be paid in either annual installments over a period of no more than 10 years or as a single lump-sum payment, as elected by participants upon enrollment. Mr. Kretzman contributed to the Company’s Excess Savings Plan before it was frozen. Amounts shown in the table below reflect amounts deferred from compensation and Company matching contributions prior to December 31, 2004, as well as investment returns from December 31, 2004 through December 31, 2009.

Aggregate
	Executive	Registrant		Withdrawals/
	Contribution in	Contributions in	Aggregate Earnings	Distributions	Aggregate Balance
Name	2009 ($)	2009 ($)	in 2009 ($)(a)	($)(b)	at 12/31/09 ($)

Robert K. Kretzman	—	—	16,850	—	66,421
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

(a)	Amounts reported under Aggregate Earnings in 2009 are not reported in the Summary Compensation Table. These amounts represent the appreciation in market returns on Mr. Kretzman’s investments under the Excess Savings Plan. See the “Pension Benefits Table” and the “Summary Compensation Table,” above, for a discussion of the Pension Equalization Plan, a non-qualified, deferred compensation plan.

DIRECTOR COMPENSATION

The following Director Compensation table shows all compensation paid by the Company to its Directors in respect of 2009.

		Fees Earned or			All Other
	Fiscal	Paid in Cash	Stock Awards	Option Awards	Compensation	Total
Name (a)	Year	($)(b)	($)	($)	($)(c)	($)

Alan S. Bernikow	2009	202,000	—	—	25,000	227,000
Paul J. Bohan	2009	180,000	—	—	25,000	205,000
Meyer Feldberg	2009	190,500	—	—	—	190,500
Ann D. Jordan	2009	61,500	—	—	—	61,500
Debra L. Lee	2009	154,000	—	—	—	154,000
Tamara Mellon	2009	74,000	—	—	—	74,000
Richard J. Santagati	2009	10,332	—	—	—	10,332
Kathi P. Seifert	2009	103,500	—	—	—	103,500
Kenneth L. Wolfe	2009	123,000	—	—	—	123,000

(a)	See “Summary Compensation Table” regarding compensation paid during the fiscal year to each of Messrs. Kennedy and Ennis in his role as an executive officer. Messrs. Kennedy, Ennis, Perelman and Schwartz did not receive any compensation for their service as Directors for 2009. Ms. Jordan was elected as a

Director in March 2009 and Mr. Santagati was elected as a Director in October 2009. Ms. Jordan is not included as a nominee for re-election at the 2010 Annual Meeting, so that she may devote more time to her significant civic commitments; she will, however, remain a member of the Company’s management advisory council, which includes select members of the Board and meets periodically with management to discuss product and marketing trends.

(b)	During 2009, the Company’s Board compensation structure was comprised of the following components: (i) an annual Board retainer of $50,000; (ii) Board and Committee meeting fees of $1,500 per meeting; (iii) an additional annual retainer of $10,000 for each Committee chairman; and (iv) an additional annual Audit Committee membership retainer of $10,000. Additionally, the Company’s 2009 Board fees include a $50,000 annual retainer and a $2,000 meeting fee payable to Directors serving on the Board’s Special Committee (i.e., Messrs. Bernikow, Bohan, Feldberg and Wolfe and Ms. Lee). Additionally, amounts shown under this column reflect fees received by Mses. Jordan, Mellon and Seifert for attending certain Special Committee meetings by invitation of such committee. In light of the Company’s decision not to grant an annual equity award to its Directors under its Stock Plan, in December 2009, management recommended, and the Board approved, upon the advice of CAP (the Compensation Committee’s outside compensation consultant) and the recommendation of the Compensation Committee, increasing the annual retainer fee for the Company’s non-employee Directors (i.e., those Directors who were not receiving compensation as officers or employees of the Company or any of its affiliates; the “Non-Employee Directors”) from $50,000 to $85,000, effective from and after January 1, 2010.

(c)	The amounts shown under the “All Other Compensation” column reflect fees received by Messrs. Bernikow and Bohan during 2009 as members of the Board of Directors of Products Corporation (the Company’s wholly-owned operating subsidiary). Products Corporation’s Non-Employee Directors are paid an annual retainer fee of $25,000 per annum and are entitled to a meeting fee of $1,500 for each meeting of Products Corporation’s Board of Directors that they attend. Messrs. Ennis, Kennedy, Perelman and Schwartz also served as members of Products Corporation’s Board of Directors during 2009, but received no fees for such service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2010, the number of shares of the Company’s Voting Capital Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (ii) each director of the Company; (iii) the Chief Executive Officer and each of the other Named Executive Officers; and (iv) all directors and executive officers of the Company as a group. The number of shares owned are those beneficially owned, as determined under the applicable rules of the SEC for the purposes of this Proxy Statement, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Voting Capital Stock as to which a person has sole or shared voting power or investment power and any shares of Voting Capital Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Certain of the shares listed as beneficially owned are pursuant to stock options which were all “out-of-the-money” as of such date.

	Amount and Nature of
Name and Address of	Beneficial Ownership (Class A Common
Beneficial Owner	Stock Unless Otherwise Noted)		Percentage of Class (10)(11)

Ronald O. Perelman	37,577,140	(1)	78.4% (Class A and Class B
35 E. 62nd St.	3,125,000 (Class B Common Stock	)(1)	Common Stock, combined)
New York, NY 10065			77.0% (Class A Common Stock) 100% (Class B Common Stock)
Alan S. Bernikow	11,146	(2)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	2,499 (Preferred Stock	)(9)
Steven Berns	—		—
c/o Revlon, 237 Park Ave., NY, NY 10017
Paul J. Bohan	10,396	(3)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	22,499 (Preferred Stock	)(9)
Chris Elshaw	42,927	(4)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	11,618 (Preferred Stock	)(9)
Alan T. Ennis	19,851	(5)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	23,648 (Preferred Stock	)(9)
Meyer Feldberg	12,646	(6)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	2,499 (Preferred Stock	)(9)
Ann D. Jordan	—		—
c/o Revlon, 237 Park Ave., NY, NY 10017
David L. Kennedy	241,497	(7)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	127,001 (Preferred Stock	)(9)	1.4% (Preferred Stock)
Robert K. Kretzman	137,288	(8)	*
c/o Revlon, 237 Park Ave., NY, NY 10017	49,209 (Preferred Stock	)(9)
Debra L. Lee	5,249		*
c/o Revlon, 237 Park Ave., NY, NY 10017	2,499 (Preferred Stock	)(9)
Tamara Mellon	3,583		*
c/o Revlon, 237 Park Ave., NY, NY 10017
Richard J. Santagati	680 (Preferred Stock	)(9)	*
c/o Revlon, 237 Park Ave., NY, NY 10017
Barry F. Schwartz	22,014 (Preferred Stock	)(9)	*
c/o Revlon, 237 Park Ave., NY, NY 10017
Kathi P. Seifert	5,249		*
c/o Revlon, 237 Park Ave., NY, NY 10017	14,807 (Preferred Stock	)(9)
All Directors and Executive Officers as a Group	38,066,972 (Class A Common Stock	)	67.3% (Class A Common Stock, Class B
(15 Persons)	3,125,000 (Class B Common Stock	)	Common Stock, & Preferred
	278,973 (Preferred Stock	)(9)	Stock, combined)
			77.5% (Class A Common Stock) 100% (Class B Common Stock) 3.0% (Preferred Stock)

*	Less than one percent.

(1)	Mr. Perelman beneficially owned, directly and indirectly through MacAndrews & Forbes, as of March 31, 2010, 37,577,140 shares of Class A Common Stock (24,941,438 shares of which were beneficially owned by MacAndrews & Forbes; 7,718,092 shares of which were owned by a holding company, RCH Holdings One Inc. (of which each of Mr. Perelman and The Ronald O. Perelman 2008 Trust owns 50% of the shares); 323,500 shares of which were owned directly by Mr. Perelman; 4,561,610 shares of which were beneficially owned by a family member of Mr. Perelman with respect to which shares MacAndrews & Forbes holds a voting proxy; and 32,500 shares that Mr. Perelman could acquire under vested stock options). Mr. Perelman, through MacAndrews & Forbes, also beneficially owned, as of March 31, 2010, all of the outstanding 3,125,000 shares of Revlon, Inc. Class B Common Stock, each of which is convertible into one share of Class A Common Stock. Such Common Stock share ownership represented approximately 77% of the Voting Capital Stock as of March 31, 2010. MacAndrews & Forbes has advised the Company that it has pledged shares of Class A Common Stock to secure certain obligations of MacAndrews & Forbes. Additional shares of Revlon, Inc., and shares of common stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes, may from time to time be pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Class A Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes. A foreclosure upon any such shares of common stock or dispositions of shares of Revlon, Inc.’s Class A Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes which are beneficially owned by MacAndrews & Forbes could, in a sufficient amount, constitute a “change of control” under the 2010 Credit Agreements, the Senior Subordinated Term Loan Agreement and the indenture governing the 9 3/4% Senior Secured Notes (each as hereinafter defined). A change of control constitutes an event of default under the 2010 Credit Agreements, which would permit Products Corporation’s lenders to accelerate amounts outstanding under such facilities. In addition, holders of the 9 3/4% Senior Secured Notes may require Products Corporation to repurchase their respective notes under those circumstances. Upon a change of control, Products Corporation would also be required, after fulfilling its repayment obligations under the 9 3/4% Senior Secured Notes indenture, to repay in full the Senior Subordinated Term Loan, provided that Revlon, Inc. at such time has redeemed or is then concurrently redeeming the Preferred Stock.

(2)	Includes 5,249 shares of Class A Common Stock held directly by Mr. Bernikow (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements and were not eligible to be exchanged in the Exchange Offer) and 5,897 shares that Mr. Bernikow may acquire under vested options, all of which options are out-of-the-money.

(3)	Includes 5,249 shares of Class A Common Stock held directly by Mr. Bohan (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements and were not eligible to be exchanged in the Exchange Offer) and 5,147 shares that Mr. Bohan may acquire under vested options, all of which options are out-of-the-money.

(4)	Includes 18,727 shares of Class A Common Stock held directly by Mr. Elshaw (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer) and 24,200 shares that Mr. Elshaw may acquire under vested options, all of which options are out-of-the-money.

(5)	Includes 17,851 shares of Class A Common Stock held directly by Mr. Ennis (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer) and 2,000 shares that Mr. Ennis may acquire under vested options, all of which options are out-of-the-money.

(6)	Includes 5,249 shares of Class A Common Stock held directly by Professor Feldberg (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, and were not eligible to be exchanged in the Exchange Offer) and 7,397 shares that Professor Feldberg may acquire under vested options, all of which options are out-of-the-money.

(7)	Includes 38,697 shares of Class A Common Stock held directly by Mr. Kennedy (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer), 20,000 shares of Class A Common Stock purchased by Mr. Kennedy through his Company 401(k) plan account (which shares were not eligible to be exchanged in the Exchange Offer), and 182,800 shares that Mr. Kennedy may acquire under vested options, all of which options are out-of-the-money.

(8)	Includes 21,288 shares of Class A Common Stock held directly by Mr. Kretzman (representing formerly restricted shares that vested after the closing date of the Exchange Offer in accordance with the terms of the award agreements, net of shares withheld for taxes, and were not eligible to be exchanged in the Exchange Offer) and 116,000 shares that Mr. Kretzman may acquire under vested options, all of which options are out-of-the-money.

(9)	The referenced Executive Officers and Directors fully participated in the Company’s Exchange Offer, by exchanging in the Exchange Offer all of their respective eligible shares of the Company’s Class A Common Stock held by them on October 8, 2009 (the closing date of the Exchange Offer) for a like number of shares of Series A Preferred Stock.

(10)	On November 10, 2009, affiliates of Fidelity Management & Research Co. (“Fidelity”) filed a Schedule 13G/A with the SEC disclosing that they ceased to own any shares of Class A Common Stock as of October 31, 2009. Subsequently, Fidelity advised the Company that, as of the Record Date, it owned 8,233,526 shares of the Company’s outstanding Class A Common Stock and Series A Preferred Stock, in the aggregate, representing approximately 9.2% of the Company’s issued and outstanding shares of Voting Capital Stock.

(11)	On February 10, 2010, Promark Investment Advisors, Inc. and Promark Trust Bank, N.A., as trustee for GMAC Investment Funds Trust (“Promark”), filed a Schedule 13G with the SEC disclosing that it owned 778,241 shares of Class A Common Stock as of December 31, 2009. Shortly thereafter, on February 24, 2010, Promark amended its earlier Schedule 13G by filing a Schedule 13G/A with the SEC disclosing that it owned 778,241 shares of Preferred Stock, not Class A Common Stock, as of December 31, 2009, representing approximately 8.3% of the Company’s issued and outstanding shares of Preferred Stock. As the Preferred Stock is not registered under Section 12 of the Exchange Act, ownership of such shares does not require any such Schedule 13G filing obligation. In light of the foregoing, the Company has no assurance as to the accuracy of Promark’s beneficial ownership disclosure and therefore has not included Promark in the table above, in reliance upon Instruction 3 to Item 403 of Regulation S-K.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of December 31, 2009, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights; (ii) the weighted-average exercise price of such outstanding options, warrants and rights; and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in column (a).

(c)
		(b)	Number of Securities Remaining
	(a)	Weighted-Average	Available for Future Issuance
	Number of Securities to	Exercise Price of	Under Equity Compensation
	be Issued Upon Exercise	Outstanding	Plans
	of Outstanding Options,	Options, Warrants	(Excluding Securities
Plan Category	Warrants and Rights	and Rights	Reflected in Column (a))

Previously Approved by Stockholders:
Stock Plan	1,231,337 (1)	33.17	3,005,484 (2)
Not Previously Approved by Stockholders:	—	—	—

(1)	Includes 1,231,187 stock options and 150 stock appreciation rights issued under the Stock Plan; does not include 1,141,428 shares of restricted stock and restricted stock units issued under the Stock Plan, which are not yet vested and are subject to forfeiture. In all cases, stock option awards outstanding as of December 31, 2009 were “out-of-the-money,” in that in each case they had exercise prices that were above the $17.01 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2009 and therefore had no realizable monetary value on such date.

(2)	As of December 31, 2009, all of these shares remained available for issuance as awards of any kind under the Stock Plan, including awards of restricted stock and restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2009, MacAndrews & Forbes beneficially owned shares of Revlon, Inc.’s Voting Capital Stock having approximately 77% of the combined voting power of such outstanding shares. As a result, MacAndrews & Forbes is able to elect Revlon, Inc.’s entire Board of Directors and control the vote on all matters submitted to a vote of Revlon, Inc.’s stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, Chairman of Revlon, Inc.’s Board of Directors.

Transfer Agreements

In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings LLC, a Delaware limited liability company and formerly a Delaware corporation known as Revlon Holdings Inc. (“Revlon Holdings”), and which is an affiliate and an indirect wholly-owned subsidiary of MacAndrews & Forbes, and certain of Revlon Holdings’ wholly-owned subsidiaries. Revlon, Inc. and Products Corporation also entered into a real property asset transfer agreement with Revlon Holdings. Pursuant to such agreements, on June 24, 1992 Revlon Holdings transferred assets to Products Corporation and Products Corporation assumed all of the liabilities of Revlon Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the “Excluded Liabilities”). Certain consumer products lines sold in demonstrator-assisted distribution channels considered not integral to the Company’s business and that historically had not been profitable and certain other assets and liabilities were retained by Revlon Holdings. Revlon Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Revlon Holdings against losses arising from the liabilities assumed by Products Corporation. The amount reimbursed by Revlon Holdings to Products Corporation for the Excluded Liabilities for 2009 was $0.3 million.

Reimbursement Agreements

Revlon, Inc., Products Corporation and MacAndrews & Forbes Inc., a wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes Holdings”) have entered into reimbursement agreements (the “Reimbursement Agreements”) pursuant to which (i) MacAndrews & Forbes Inc. is obligated to provide (directly or through affiliates) certain professional and administrative services, including employees, to Revlon, Inc. and its subsidiaries, including Products Corporation, and purchase services from third party providers, such as insurance, legal and accounting services and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including employees, to MacAndrews & Forbes and purchase services from third party providers, such as insurance, legal and accounting services, on behalf of MacAndrews & Forbes to the extent requested by MacAndrews & Forbes, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews & Forbes or Products Corporation, as the case may be.

Products Corporation reimburses MacAndrews & Forbes for the allocable costs of the services purchased for or provided to Products Corporation and its subsidiaries and for the reasonable out-of-pocket expenses incurred in connection with the provision of such services. MacAndrews & Forbes reimburses Products Corporation for the allocable costs of the services purchased for or provided to MacAndrews & Forbes and for the reasonable out-of-pocket expenses incurred in connection with the purchase or provision of such services. Each of Revlon, Inc. and Products Corporation, on the one hand, and MacAndrews & Forbes Inc., on the other, has agreed to indemnify the other party for losses arising out of the provision of services by it under the Reimbursement Agreements, other than losses resulting from its willful misconduct or gross negligence.

The Reimbursement Agreements may be terminated by either party on 90 days’ notice. Products Corporation does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to Products Corporation as could be obtained from unaffiliated third parties.

Revlon, Inc. and Products Corporation participate in MacAndrews & Forbes’ directors’ and officers’ liability insurance program, which covers Revlon, Inc. and Products Corporation as well as MacAndrews & Forbes. The limits of coverage are available on an aggregate basis for losses to any or all of the participating companies and their respective directors and officers. Revlon, Inc. and Products Corporation reimburse MacAndrews & Forbes from time to time for their allocable portion of the premiums for such coverage or they pay the insurers directly, which premiums the Company believes are more favorable than the premiums the Company would pay were it to secure stand-alone coverage. Any amounts paid by Revlon, Inc. and Products Corporation directly to MacAndrews & Forbes in respect of premiums are included in the amounts paid under the Reimbursement Agreements. The net amount payable to MacAndrews & Forbes from Products Corporation for the services provided under the Reimbursement Agreements for 2009 was nil.

Tax Sharing Agreements

As a result of a debt-for-equity exchange transaction completed in March 2004 (the “2004 Revlon Exchange Transactions”), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the “MacAndrews & Forbes Group”) for federal income tax purposes.

Revlon Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries, and MacAndrews & Forbes Holdings entered into a tax sharing agreement (as subsequently amended and restated, the “MacAndrews & Forbes Tax Sharing Agreement”) for taxable periods beginning on or after January 1, 1992 through and including March 25, 2004 during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of the MacAndrews & Forbes Group. In these taxable periods, Revlon, Inc.’s and Products Corporation’s federal taxable income and loss were included in such group’s consolidated tax return filed by MacAndrews & Forbes Holdings. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Holdings or its subsidiaries. Revlon, Inc. and Products Corporation remain liable under the MacAndrews & Forbes Tax Sharing Agreement, for all such taxable periods through and including March 25, 2004 for amounts determined to be due as a result of a redetermination arising from an audit or otherwise, equal to the taxes that Revlon, Inc. or Products Corporation would otherwise have had to pay if it were to have filed separate federal, state or local income tax returns for such periods.

Following the closing of the 2004 Revlon Exchange Transactions, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation’s federal taxable income and loss will be included in such group’s consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the “Revlon Tax Sharing Agreement”) pursuant to which Products Corporation will be required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities.

There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement in 2009 with respect to periods covered by the MacAndrews & Forbes Tax Sharing Agreement, and the Company expects that there will not be any such payments in 2010. There were federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement during 2009 of $0.6 million with respect to 2008 and $0.2 million with respect to 2009. There were federal tax repayments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement during 2010 of $0.3 million with respect to 2009.

Registration Rights Agreement

Prior to the consummation of Revlon, Inc.’s initial public equity offering in February 1996, Revlon, Inc. and Revlon Worldwide Corporation (which subsequently merged into REV Holdings LLC (“REV Holdings”), the then direct parent of Revlon, Inc.) entered into a registration rights agreement (the “Registration Rights Agreement”), and in February 2003, MacAndrews & Forbes executed a joinder agreement to the Registration Rights Agreement, pursuant to which REV Holdings, MacAndrews & Forbes and certain transferees of Revlon, Inc.’s Common Stock held by REV Holdings (the “Holders”) had the right to require Revlon, Inc. to register under the Securities Act of 1933, as amended, all or part of the Class A Common Stock owned by such Holders, including shares of Class A Common Stock purchased by MacAndrews & Forbes in connection with the $50.0 million equity rights offering consummated by Revlon, Inc. in 2003 and shares of Class A Common Stock issuable upon conversion of Revlon, Inc.’s Class B Common Stock owned by such Holders (a “Demand Registration”). In connection with the closing of the 2004 Revlon Exchange Transactions and pursuant to an Investment Agreement entered into in connection with such transactions (the “2004 Investment Agreement”), MacAndrews & Forbes executed a joinder agreement that provided that MacAndrews & Forbes would also be a Holder under the Registration Rights Agreement and that all shares acquired by MacAndrews & Forbes pursuant to the 2004 Investment Agreement are deemed to be registrable securities under the Registration Rights Agreement. This included all of the shares of Class A Common Stock acquired by MacAndrews & Forbes in connection with the Company’s $110 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in March 2006, and the Company’s $100 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in January 2007.

Revlon, Inc. may postpone giving effect to a Demand Registration for a period of up to 30 days if Revlon, Inc. believes such registration might have a material adverse effect on any plan or proposal by Revlon, Inc. with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if Revlon, Inc. is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to Revlon, Inc. In addition, the Holders have the right to participate in registrations by Revlon, Inc. of its Class A Common Stock (a “Piggyback Registration”). The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. Revlon, Inc. will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Class A Common Stock sold by such Holders.

MacAndrews & Forbes Senior Subordinated Term Loan and Related Transactions

Upon consummation of the Exchange Offer, MacAndrews & Forbes contributed to Revlon, Inc. $48.6 million of the $107.0 million aggregate outstanding principal amount of the Senior Subordinated Term Loan (the “Senior Subordinated Term Loan;” the agreement in respect to such loan is referred to as the “Senior Subordinated Term Loan Agreement”) made from MacAndrews & Forbes to Products Corporation in 2008 in the original aggregate principal amount of $170 million (such $48.6 million of the Senior Subordinated Term Loan being the “Contributed Loan;” the remaining $58.4 million in principal amount of the Senior Subordinated Term Loan is referred to as the “Non-Contributed Loan”), representing $5.21 of outstanding principal amount for each of the 9,336,905 shares of Revlon, Inc.’s Class A Common Stock exchanged in the Exchange Offer, and Revlon, Inc. issued to MacAndrews & Forbes 9,336,905 shares of Class A Common Stock at a ratio of one share of Class A Common Stock for each $5.21 of outstanding principal amount of the Senior Subordinated Term Loan contributed to Revlon. Also upon consummation of the Exchange Offer, the terms of the Senior Subordinated Term Loan Agreement were amended to extend the maturity date on the Contributed Loan which remains owing from Products Corporation to Revlon, Inc. from August 2010 to October 8, 2013, to change the annual interest rate on the Contributed Loan from 11% to 12.75%, to extend the maturity date on the $58.4 million principal amount of the Senior Subordinated Term Loan which remains owing from Products Corporation to MacAndrews & Forbes from August 2010 to October 8, 2014 and to change the annual interest rate on the Non-Contributed Loan from 11% to 12%.

Interest under the Senior Subordinated Term Loan is payable in arrears in cash on January 8, April 8, July 8 and October 8 of each year. Products Corporation may, at its option, prepay such loan, in whole or in part (together with accrued and unpaid interest), at any time prior to its respective maturity dates without premium or penalty, provided that prior to such loan’s respective maturity dates all shares of Revlon, Inc.’s Preferred Stock have been or are being concurrently redeemed and all payments due thereon are paid in full or are concurrently being paid in full.

The Senior Subordinated Term Loan Agreement contains various restrictive covenants, cross acceleration provisions, customary events of default for loan agreements of such type, and change of control provisions.

In connection with the closing of the MacAndrews & Forbes Senior Subordinated Term Loan, Revlon, Inc. and MacAndrews & Forbes entered into a letter agreement in January 2008 pursuant to which Revlon, Inc. agreed that if Revlon, Inc. conducts any equity offering before full payment of the MacAndrews & Forbes Senior Subordinated

Term Loan, and, if MacAndrews & Forbes and/or its affiliates elects to participate in any such offering, MacAndrews & Forbes and/or its affiliates may pay for any shares it acquires in such offering either in cash or by tendering debt valued at its face amount under the Non-Contributed Loan, including any accrued but unpaid interest, on a dollar for dollar basis, or in any combination of cash and such debt. Revlon, Inc. is under no obligation to conduct an equity offering and MacAndrews & Forbes and its affiliates are under no obligation to subscribe for shares should Revlon elect to conduct an equity offering.

Contribution and Stockholder Agreement

In connection with consummating the Exchange Offer, Revlon, Inc. and MacAndrews & Forbes entered into a Contribution and Stockholder Agreement on August 9, 2009 (as amended, the “Contribution and Stockholder Agreement”), pursuant to which through October 8, 2013:

•	The Company will use its reasonable best efforts to maintain the listing of the Class A Common Stock on the NYSE; if the Class A Common Stock is de-listed from the NYSE, the Company will use its reasonable best efforts to cause the Class A Common Stock to be listed on another national securities exchange; in the event the Company is unable, using its reasonable best efforts, to cause the Class A Common Stock to be listed on another national securities exchange after it is de-listed from the NYSE, it will use its reasonable best efforts to cause a market to be made for the Class A Common Stock; provided, however, that nothing shall prevent MacAndrews & Forbes or the Company from acquiring shares of Class A Common Stock or engaging in any other transaction permitted by the Contribution and Stockholder Agreement;

•	During any period in which Revlon, Inc. may not subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, Revlon, Inc. will file or furnish, as appropriate, with the SEC on a voluntary basis all periodic and other reports that are required of a company that is subject to such reporting requirements;

•	Revlon, Inc. will maintain a majority of independent directors on its Board of Directors, each of whom meets the “independence” criteria as set forth in Section 303A.02 of the NYSE Listed Company Manual; and

•	Revlon, Inc. will not engage in any transaction with any affiliate, other than Revlon, Inc.’s subsidiaries, or with any legal or beneficial owner of 10% or more of the voting power of Revlon, Inc.’s voting stock, unless, in each case subject to certain exceptions (i) any such transaction or series of related transactions involving aggregate payments or other consideration in excess of $5 million has been approved by all of Revlon, Inc.’s independent directors and (ii) any such transaction or series of related transactions involving aggregate payments or other consideration in excess of $20 million has been determined, in the written opinion of a nationally recognized investment banking firm, to be fair, from a financial point of view, to Revlon, Inc.

MacAndrews & Forbes agreed that it will not complete certain short-form mergers under Section 253 of the DGCL unless either (i) such transaction has been approved in advance by a majority of the independent directors of Revlon, Inc.’s Board of Directors, as well as satisfying certain other conditions; or (ii) the short-form merger is preceded by a “qualifying tender offer” (as defined in the Contribution and Stockholder Agreement) for the shares of Class A Common Stock held by persons other than MacAndrews & Forbes, subject to certain other conditions. In any such merger, the holders of Preferred Stock would retain their shares of Preferred Stock, or receive shares of preferred stock in the surviving corporation of such merger with terms identical to, or no less favorable than, the terms of the Preferred Stock (with, for the avoidance of doubt, the same terms as though issued on the date of original issuance of the Preferred Stock).

Fidelity Stockholders’ Agreement

In connection with the 2004 Revlon Exchange Transactions, in February 2004 Revlon, Inc. and Fidelity entered into a stockholders agreement (the “Stockholders’ Agreement”) pursuant to which, among other things, Revlon, Inc. (i) agreed to continue to maintain a majority of independent directors (as defined by NYSE listing standards) on its Board of Directors, as it currently does; (ii) established and maintains its Governance Committee of the Board of Directors; and (iii) agreed to certain restrictions with respect to conducting any business or entering into any transactions or series of related transactions with any of its affiliates, any holders of 10% or more of the outstanding voting stock or any affiliates of such holders (in each case, other than its subsidiaries). This

Stockholders’ Agreement terminates, by its terms, when Fidelity ceases to be the beneficial holder of at least 5% of the Company’s outstanding voting stock.

Other

Pursuant to a lease dated April 2, 1993 (the “Edison Lease”), Revlon Holdings leased to Products Corporation the Edison, NJ research and development facility for a term of up to 10 years with an annual rent of $1.4 million and certain shared operating expenses payable by Products Corporation which, together with the annual rent, were not to exceed $2.0 million per year. In August 1998, Revlon Holdings sold the Edison facility to an unrelated third party, which assumed substantially all liability for environmental claims and compliance costs relating to the Edison facility, and in connection with the sale Products Corporation terminated the Edison Lease and entered into a new lease with the new owner. Revlon Holdings agreed to indemnify Products Corporation through September 1, 2013 (the term of the new lease) to the extent that rent under the new lease exceeds the rent that would have been payable under the terminated Edison Lease had it not been terminated. The net amount reimbursed by Revlon Holdings to Products Corporation with respect to the Edison facility for 2009 was approximately $0.4 million.

Certain of Products Corporation’s debt obligations, including its amended and restated bank term loan agreement and its multi-currency revolving credit agreement (the “2010 Credit Agreements”) and its 9 3/4% Senior Secured Notes, have been, and may in the future be, supported by, among other things, guaranties from the Company and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guaranties are and were secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation’s domestic subsidiaries and 66% of the capital stock of Products Corporation’s and its domestic subsidiaries’ first-tier foreign subsidiaries.

Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, acts as trustee of the 401(k) Plan. During 2009, the Company paid Fidelity Management Trust Company approximately $0.2 million to provide communications to 401(k) Plan holders and other 401(k) Plan related services in connection with the Company’s Exchange Offer and the administration of the Company’s 401(k) Plan. The fees for such services were based on standard rates charged by Fidelity Management Trust Company for similar services and are not material to the Company or FMR.

Review and Approval of Transactions with Related Persons

The Revlon, Inc. Related Party Transaction Policy (the “Policy”) serves as a set of guidelines for the approval of interested transactions with related parties. Under the Policy, related party transactions are subject to the review, approval and/or ratification of the Governance Committee, which is comprised solely of independent directors. The Policy also pre-approves a series of related party transactions including, among others: (i) certain employment relationships and related compensatory arrangements with executive officers, which are either approved by the Compensation Committee or disclosed in the Company’s annual proxy statement, if so required; (ii) transactions related to the ownership of the Company’s common stock where all stockholders are receiving the same or substantially the same pro rata benefit; (iii) competitively-bid transactions; (iv) transactions permitted under Products Corporation’s indentures, credit agreements and other debt instruments (copies of each of which are on file with the SEC); and (v) transactions described in the Company’s proxy statements or other SEC reports filed with or furnished to the SEC on or before the adoption of the Policy in March 2007.

The Policy also delegates to the Chair of the Governance Committee the authority to approve certain related party transactions.

The transactions consummated in connection with the Exchange Offer referred to in this section above in “Certain Relationships and Related Transactions — MacAndrews & Forbes Senior Subordinated Term Loan and Related Transactions” and “— Contribution and Stockholder Agreement” were approved by all of the Board’s independent Directors.

CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS

The Company has a written Code of Business Conduct (the “Code of Business Conduct”) that includes a code of ethics (the “Senior Financial Officer Code of Ethics”) that applies to the Company’s Chief Executive Officer and senior financial officers, including the Company’s Chief Financial Officer, Controller and persons performing similar functions (collectively, the “Senior Financial Officers”). Printable copies of the Code of Business Conduct and the Senior Financial Officer Code of Ethics are available at www.revloninc.com under the heading Investor Relations (Corporate Governance). If the Company changes the Senior Financial Officer Code of Ethics in any material respect or waives any provision of the Code of Business Conduct for its executive officers or Directors, including waivers of the Senior Financial Officer Code of Ethics for any of its Senior Financial Officers, the Company expects to provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its corporate website, www.revloninc.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders may be required under the Exchange Act to file reports of ownership and changes in ownership with the NYSE and the SEC. The Company makes such SEC filings available on its corporate website, www.revloninc.com, under the heading Investor Relations (SEC Filings). Copies of these reports also must be furnished to the Company by such filers.

Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations as to transactions consummated by the Company’s executive officers, directors and 10% stockholders during the year, if any, the Company believes that all Section 16 filing requirements applicable to its executive officers, directors and 10% stockholders were complied with during 2009.

PROPOSAL NO. 2

APPROVAL OF THE REVLON EXECUTIVE INCENTIVE COMPENSATION PLAN

At the 2010 Annual Stockholders’ Meeting, the Company’s stockholders will be asked to approve the Revlon Executive Incentive Compensation Plan (the “Incentive Compensation Plan” or the “Plan”) for purposes of Section 162(m) of the Code. To qualify for certain tax treatment under Section 162(m) of the Code, the Company’s executive bonus plan, which is governed by the Plan, must be approved by stockholders at least once every five years. The Company’s executive bonus plan was last approved by stockholders in 2005.

The purposes of the Plan are to attract, retain and incentivize eligible executives and other employees necessary to operate the Company; to incentivize Plan participants to achieve objectives which are tied to the achievement of the Company’s business plan and strategy, to enhance shareholder value; and to reflect the Company’s commitment to pay for performance. In addition, the Plan is intended to serve as a qualified performance-based compensation program under Section 162(m). Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to certain officers who constitute “covered employees” under the rule (“Covered Employees”). Compensation that qualifies as “performance-based” compensation is, however, exempt from the $1 million deductibility limitation.

After consideration and consultation with CAP, the Compensation Committee’s outside compensation consultant, the Company believes that adoption of the Plan will further the Company’s objectives of attracting, retaining and compensating key employees and providing an appropriate incentive to them to execute the Company’s business strategy.

During the fourth quarter of 2009, the Compensation Committee approved the structure and design of a long-term incentive component (the “LTIP”) to the existing Revlon Executive Bonus Plan, which, as amended, was renamed the “Revlon Executive Incentive Compensation Plan,” to be effective from and after January 1, 2010. The provisions of the new Revlon Executive Incentive Compensation Plan relating to the executive bonus plan are substantially identical to those set forth in the former Revlon Executive Bonus Plan. CAP reviewed the LTIP and advised that the LTIP was reasonably designed and structured and appropriate for its purposes. Potential LTIP awards may be payable over multi-year periods to serve as a retention measure.

In this Proposal No. 2, the Company is asking stockholders to approve the Plan and the performance factors thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The approval of the Plan requires the affirmative vote of the holders of a majority of the total number of votes of Voting Capital Stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting, voting as a single class. With respect to Proposal No. 2, all proxies properly submitted to the Company, unless such proxies have been previously revoked, will be voted in accordance with the instructions given by the person executing such proxy or, in the absence of such instructions, will be voted FOR approval of the Plan. In determining whether Proposal No. 2 has received the requisite number of affirmative votes, abstentions will have the same effect as a vote against such proposal and broker non-votes will be counted neither as a vote for or against Proposal No. 2. MacAndrews & Forbes has informed the Company that it will vote FOR approval of the Plan. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt Proposal No. 2.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the Revlon Executive Incentive Compensation Plan.

Set out below is a summary of the key provisions of the Plan as approved by the Board, subject to the approval of the Company’s stockholders for purposes of Section 162(m). The summary of the Plan is qualified in its entirety by reference to the text of the Revlon Executive Incentive Compensation Plan (in the form approved by the Board, subject to stockholder approval), which is attached as Annex C. Capitalized terms used in the below description of the Plan which are not defined below, or elsewhere in this Proxy Statement, shall have the meanings ascribed to such terms in the Plan.

DESCRIPTION OF THE PLAN’S TERMS

Summary of the Revlon Executive Incentive Compensation Plan

As noted above, the purposes of the Plan are to attract, retain and incentivize eligible executives and other employees necessary to operate the Company; to incentivize Plan participants to achieve objectives which are tied to the achievement of the Company’s business plan and strategy, to enhance shareholder value; and to reflect the Company’s commitment to pay for performance. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m), in order to preserve the Company’s tax deduction for compensation paid under the Plan to Covered Employees.

Plan Administration; Delegation

The Plan is administered by Compensation Committee, or such other committee or sub-committee as may be appointed by either the Board or the Compensation Committee to administer the Plan; provided however, that, in respect of the administration of any Award that is intended to satisfy Section 162(m) of the Code, such administration may be done by a sub-committee or sub-group of at least two directors, each of whom shall be an “outside director” within the meaning of Section 162(m) and the regulations thereunder (the “Committee”). Except with respect to awards to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m), or as otherwise required for compliance with other applicable law or applicable exchange listing requirements, the Committee may delegate any or all of its authority under the Plan to any employee or committee of employees of the Company, including but not limited to, the Chief Executive Officer. The Committee has broad discretion in determining to whom awards will be made and the terms on which those awards may be made.

Eligibility

The Plan provides that the following types of employees are eligible for awards under the Plan: (A) for Annual Award eligibility, (i) an employee of the Company whose position is classified under the Company’s exempt salary program in salary grades 9 and above (or the equivalent of such grades) and who does not participate in the Company’s sales incentive plan, (ii) a regional or country general manager and any other key executive of the Company’s operations outside the United States who does not participate in a local incentive plan, and/or (iii) such other key employees of the Company as the Committee may designate from time to time, and (B) for Long-Term Award eligibility, such key employees of the Company as the Committee may designate from time to time. Each year, the Company recommends employees for participation in the annual incentive compensation program(s) under the Plan. In determining Participants, and the Performance Factors relating to each Award, the Committee takes into account such factors as the Committee deems relevant while accomplishing the purposes of the Plan. As of March 31, 2010, approximately 430 employees, including the Named Executive Officers, were eligible to participate in the Company’s 2010 Bonus Program and approximately 54 employees, including the Named Executive Officers, were eligible to participate in the Company’s 2010 LTIP Program.

Unless the Committee otherwise determines and except as provided in the Plan, no person may participate in the Plan or receive any Award under the Plan unless he or she is actively employed as of the date of payment of an Award and shall have signed and shall be in full compliance with (A) the Company’s Employee Agreement as to Confidentiality and Non-Competition and the Company’s Code of Business Conduct (as each may be amended from time to time by the Company), and (B) to the extent applicable, any applicable employment agreement.

Awards and Performance Periods

The Plan provides for both Annual Awards and Long-Term Awards.

An Annual Award is an incentive compensation award payable to a Participant which is contingent upon the attainment of certain Performance Factors with respect to a designated Annual Award Performance Period. An Annual Award Performance Period means the calendar year or any other period the Committee may determine covering an Annual Award; provided, however, that an Annual Award Performance Period for a Participant who becomes employed by the Company during an on-going Annual Award Performance Period may be a shorter period that commences with such employee’s date of commencement of employment. A Long-Term Award means an incentive compensation award payable to a Participant which is contingent upon the attainment of certain Performance Factors with respect to a designated Long-Term Award Performance Period. A Long-Term Award Performance Period means the calendar year or any other period the Committee may determine covering a Long-Term Award; provided, however, that a Long-Term Award Performance Period for a Participant who becomes employed by the Company during an on-going Long-Term Award Performance Period may be a shorter period that commences with such employee’s date of commencement of employment.

The maximum amount payable to any participant with respect to any Award for the given Performance Period may not exceed $3.5 million.

Performance Objective Attainment Required for Award Payment

The Plan provides for the payment of awards to participants if, and only to the extent that, goals established by the Committee are met with respect to the applicable Performance Period.

Performance Factors

Performance Factors means the criteria and objectives determined by the Committee, which must be met during a Performance Period as a condition of payment to a Participant of an Annual Award or a Long-Term Award, as the case may be. In general, subject to the Plan, not later than 90 days after the beginning of an Annual Award Performance Period or Long-Term Award Performance Period, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the eligible Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Award Performance Period. Awards, including the terms and conditions of such Awards, are communicated to Participants in such form as the Committee from time to time approves. Unless otherwise provided by the Committee in connection with specified terminations of employment, or as otherwise provided in the Plan, payment in respect of Awards shall be made only to the extent that the Committee determines that the Performance Factors with respect to the Performance Period have been attained.

Performance Factors may include any or all of the following, or any combination thereof:

(a) stock price; (b) fair market value; (c) book value; (d) third party appraised value; (e) market share; (f) total shareholder return; (g) earnings per share; (h) cash flow, including, without limitation, cash flow from operations and/or free cash flow; (i) return on equity, assets, capital or investment; (j) net income; (k) operating profit or income; (l) operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs; (m) gross or net sales; (n) expense targets; (o) working capital targets, including, without limitation, those relating to inventory, accounts receivable and/or capital and display spending; (p) operating margin; (q) productivity improvement; (r) cost, expense or debt reduction; (s) gross margin; (t) earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT,” “EBITA,” “EBITDA” or as may otherwise be adjusted by the Company); (u) revenue; (v) unit sales; (w) earnings from continuing operations; (x) asset management (e.g., inventory and receivable levels); (y) planning accuracy (as measured by comparing planned results to actual results); (z) customer satisfaction based on market share or other relevant factors; (aa) implementation or completion of critical projects or processes, including, without limitation, growing consumption of the Company’s products, enhancing new product development, enhancing demand, supply and financial business planning processes, completing asset dispositions, engaging in capital markets transactions to refinance all or a portion of the Company’s indebtedness, reducing interest expense or otherwise strengthening the Company’s balance sheet, reducing selling, general and administrative (SG&A) expenses, ensuring Company products are in stock at retail, consolidating plants, and improving employee satisfaction surveys with quantifiable results; and (bb) management of employees, including training, development and succession planning processes based on achievement of determinable results from such activities and processes.

Performance Factors for participants other than Covered Employees may be developed by each department head, subject to the approval of the Company’s President and Chief Executive Officer and its Executive Vice President, Human Resources.

Performance Factors may relate to the performance of the Company, a Subsidiary or any portion of a Business Unit, and may be expressed on an aggregate, per share (outstanding or fully diluted), per unit or other basis. The Committee, in its sole discretion, may determine to express Performance Factors, among other methods, in terms of attaining a specified level of a particular criteria, attainment of a percentage increase or decrease in a particular criteria, or as applied to the performance of the Company, a Subsidiary or a Business Unit, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines) or a combination thereof, or otherwise. While Performance Factors may relate to the performance of the Company, a Subsidiary or any portion of a Business Unit, the Company has historically set Performance Factors based on Company-wide performance such as consolidated worldwide EBITDA and free cash flow.

Personal performance objectives may be developed and established with appropriate standards of performance for participants other than Covered Employees individually by each Participant’s department head, approved by the Company’s Executive Vice President, Human Resources (or his designee) and reviewed with the Participant.

Performance Factors may include a threshold level of performance below which no payment will be made and levels of performance at which specified percentages of payment will be made.

Committee Certification of Performance Factor Attainment

Before any awards for a particular Performance Period can be paid to Covered Employees, the Compensation Committee must certify the extent to which Performance Factors for that Performance Period have been attained.

Effect of Termination of Employment

A participant generally will receive an award only if the participant is employed by the Company on the date that awards are distributed. However, awards may be paid and, if appropriate, prorated, in the sole discretion of the Compensation Committee, in the event a participant’s employment terminates prior to the date awards are distributed for a particular Performance Period, whether due to death, disability, retirement or for a reason other than that which would disqualify such participant from eligibility to receive separation pay under the Revlon Executive Severance Pay.

Limitation of Committee’s Discretion

To be qualified pursuant to Section 162(m), the amount of an award payable to a Covered Employee upon attainment of a specified Performance Factor cannot be increased by the Compensation Committee at its discretion, but may be decreased by the Compensation Committee. However, the Compensation Committee may at its discretion make appropriate adjustments to Performance Factors to reflect the impact of extraordinary items (as defined in the Plan) which are not reflected in such objectives to the extent permitted pursuant to Section 162(m).

Amendments to or Termination of Revlon Executive Incentive Compensation Plan

The Board or the Compensation Committee reserves the right to alter, amend, suspend or terminate the Plan at any time during or after a Performance Period. However, if stockholder approval for any such amendment would be required in order for the Plan to remain compliant with Section 162(m), and such stockholder approval is not obtained, then the failure to obtain such stockholder approval shall not render the Plan or the subject amendment ineffective; rather, the Plan shall continue in full force and effect, as amended, without regard to Section 162(m) as to such amended terms. No amendment may adversely affect any of the rights of any participant under any award following the end of the Performance Period to which the award relates.

New Plan Benefits

Amounts that will be received or paid to participants pursuant to the Plan in respect of 2010 are conditioned upon achievement during 2010 of Performance Factors set by the Compensation Committee and the Compensation Committee’s certification of the extent of the achievement of those results, which will not be considered until the first quarter of 2011, following the finalization of the Company’s 2010 financial results, and such grantees remaining employed with the Company on each payment date (i.e., March 2011, March 2012 and March 2013). Therefore, until the Company’s 2010 financial results are determined, the exact amounts of the awards to participants under the Plan for 2010, if any, are not determinable. Accordingly, the New Plan Benefits Table below reflects the potentially realizable value of 2010 awards under the Plan at target. Under each of the Company’s 2010 Bonus Program and 2010 LTIP Program established under the Plan, these target awards, if and when paid, may range from 0% to 150% of the respective target amounts (with any LTIP award being payable in equal installments over a 3-year payout period (i.e., March 2011, March 2012 and March 2013), provided the executive is employed with the Company on each respective payment date), based upon and subject to the extent of the Company’s achievement of its relevant Performance Factors under the particular program and the executive’s satisfaction of his/her individual performance objectives.

New Plan Benefits Table

Potentially Realizable Benefits at Target under Revlon Executive Incentive Compensation Plan

	Potentially Realizable	Potentially Realizable
	Dollar Value of Plan	Dollar Value of Plan
	Benefit under 2010 Bonus	Benefit under 2010 LTIP
	Program, at 100% of	Program at 100% of
Name & Position	Target	Target

Alan T. Ennis,	$910,000	2011 — $	400,000
President and Chief Executive Officer		2012 — $	400,000
		2013 — $	400,000
Chris Elshaw,	$548,625	2011 — $	166,666
Executive Vice President and Chief		2012 — $	166,666
Operating Officer		2013 — $	166,666
Robert K. Kretzman,	$557,284	2011 — $	166,666
Executive Vice President, HR, Chief		2012 — $	166,666
Legal Officer and General Counsel		2013 — $	166,666
Steven Berns,	$337,500	2011 — $	166,666
Executive Vice President and Chief		2012 — $	166,666
Financial Officer		2013 — $	166,666
Executive Officer Group	$2,353,409	2011 — $	900,000
(4 individuals)		2012 — $	900,000
		2013 — $	900,000
Non-Executive Director Group	—		—
Non-Executive Officer Employee Group	$13,640,416	2011 — $	1,246,666
		2012 — $	1,246,666
		2013 — $	1,246,666

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF KPMG LLP

The Audit Committee of the Board of Directors has selected, subject to ratification by the Company’s stockholders, KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2010.

The Sarbanes-Oxley Act of 2002 and Section 10A of the Exchange Act require that the Audit Committee of the Board of Directors be directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s independent registered public accounting firm. Ratification by the stockholders of the selection of KPMG LLP is not required by law, the Company’s By-laws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP for stockholder ratification to ascertain stockholders’ views on the matter.

KPMG LLP has audited the consolidated financial statements of the Company and its predecessors for more than the past six consecutive years. Representatives of KPMG LLP are expected to be present at the 2010 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Audit Committee reviews audit and non-audit services performed by KPMG LLP, as well as the fees charged by KPMG LLP for such services. In its review of non-audit service fees, the Audit Committee received and discussed with KPMG LLP their annual written report on KPMG LLP’s independence from the Company and its management, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP that firm’s independence. The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence. Additional information concerning the Audit Committee and its activities with KPMG LLP can be found in the following sections of this Proxy Statement: “Board of Directors and its Committees” and “Audit Committee Report.” Information regarding the aggregate fees billed by KPMG LLP for services rendered to the Company for the fiscal years ended December 31, 2009 and December 31, 2008 can be found below under “Audit Fees.”

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010 requires the affirmative vote of the holders of a majority of the total number of votes of Voting Capital Stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting, voting as a single class. With respect to Proposal No. 3, all proxies properly submitted to the Company, unless such proxies are revoked prior to their being voted on, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010. In determining whether Proposal No. 3 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against Proposal No. 3. Brokers will have discretionary authority to vote on Proposal No. 3 (ratification of the Company’s selection of its independent registered public accounting firm for 2010) absent instructions from the beneficial owner of the shares, as this is a “routine” proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt Proposal No. 3.

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.

AUDIT FEES

The Board of Directors of Revlon, Inc. maintains its Audit Committee in accordance with applicable SEC rules and the NYSE’s listing standards. In accordance with its charter, a printable and current copy of which is available at www.revloninc.com under the heading Investor Relations (Corporate Governance), the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the audit work of Revlon, Inc.’s independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review or attest services for Revlon, Inc. The independent auditors, KPMG LLP, report directly to the Audit Committee and the Audit Committee is directly responsible for, among other things, reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules. The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by KPMG LLP. The Audit Committee also has the authority to approve services to be provided by KPMG LLP at its meetings and by unanimous written consents.

For each year since 2005, the Audit Committee has approved an Audit Committee Pre-Approval Policy. During 2009, an electronic printable copy of the 2009 Audit Committee Pre-Approval Policy was available at www.revloninc.com under the heading Investor Relations (Corporate Governance). A copy of the Audit Committee Pre-Approval Policy in effect for 2010 is attached as Annex D and an electronic printable copy of such policy is currently available at www.revloninc.com under the heading Investor Relations (Corporate Governance).

The aggregate fees billed for professional services by KPMG LLP in 2009 and 2008 for these various services for Revlon, Inc. and Products Corporation in the aggregate were (in millions):

Types of Fees	2009	2008

Audit Fees	3.7	4.6
Audit-Related Fees	0.7	0.2
Tax Fees	0.2	0.3
All Other Fees	—	—

TOTAL FEES	4.6	5.1

In the above table, in accordance with the SEC definitions and rules, (A) “audit fees” are fees the Company paid KPMG LLP for professional services rendered for the audits of (i) Revlon, Inc.’s and Products Corporation’s annual financial statements; (ii) the effectiveness of Revlon, Inc.’s internal control over financial reporting; and (iii) the review of financial statements included in Revlon, Inc.’s and Products Corporation’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; (B) “audit-related fees” are fees billed by KPMG LLP for assurance and related services that are traditionally performed by the auditor, including services performed by KPMG LLP related to employee benefit plan audits and certain transactions, including the Exchange Offer consummated by Revlon, Inc. in October 2009 and Products Corporation’s November 2009 refinancing of its 9 1/2% Senior Notes due April 2011 with its new 9 3/4% Senior Secured Notes due November 2015 (the “9 3/4% Senior Secured Notes”), and attest services not required by statute or regulation; (C) “tax fees” are fees for permissible tax compliance, tax advice and tax planning; and (D) “all other fees” are fees billed by KPMG LLP to the Company for any permissible services not included in the first three categories.

All of the services performed by KPMG LLP for the Company during 2009 and 2008 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan, no later than December 22, 2010 (provided, however, if the date of the annual stockholders’ meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials). The Company’s By-laws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act (i.e., proposals that are not to be included in the proxy statement, but to be otherwise considered at the annual meeting) must comply with the requirements of Article II, Section 3 of the Company’s By-laws and must be received by the Company’s Secretary by no earlier than March 5, 2011 and by no later than April 4, 2011 (provided, however, that if the 2011 annual stockholders’ meeting is called for a date that is not within 30 days before or after the 1-year anniversary of the 2010 Annual Meeting date, the stockholder’s notice in order to be timely must be received by the Company’s Secretary not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the 2011 annual stockholders’ meeting is mailed or such public disclosure of the date of the 2011 annual stockholders’ meeting is made).

VOTING THROUGH THE INTERNET OR BY TELEPHONE

Our stockholders voting through the Internet or telephone should understand that there may be costs associated with such voting methods, such as usage charges from Internet access providers or telephone companies, which must be borne by the stockholder. To vote by telephone if you are a stockholder of record of our Voting Capital Stock as of the Record Date, call toll free 1-800-690-6903 and follow the instructions provided by the recorded message. To vote by telephone if you are a beneficial owner of our Voting Capital Stock as of the Record Date (i.e.,

your shares are held in a brokerage account or by another nominee), call the toll free number listed on your voting instruction form or follow the instructions provided by your broker. To vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website. In either case, have your Control Number(s) listed on your Internet Notice or proxy available for voting.

ADDITIONAL INFORMATION

The Company will provide shareholders with a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC on February 25, 2010, including financial statements and financial statement schedules, without charge, upon written request to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, NY 10017, attention: Michael T. Sheehan (or via email to michael.sheehan@revlon.com). In order to ensure timely delivery of such documents prior to the 2010 Annual Meeting, any request should be sent to the Company promptly.

For your convenience, please note that current electronic printable copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as a copy of our Internet Notice and this Proxy Statement, are available on the Company’s website at www.revloninc.com under the heading SEC Filings, as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. In addition, electronic printable copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence, Code of Business Conduct, Audit Committee Pre-Approval Policy and the current charters of the Audit Committee, Compensation Committee and Governance Committee are available at www.revloninc.com under the heading Corporate Governance. Any person wishing to receive an electronic copy of Revlon’s 2009 Form 10-K, without charge, may send an email making such a request and including a return email address to michael.sheehan@revlon.com (note that the Company’s ability to respond may be subject to file size limitations imposed by Internet service providers and e-mail services).

OTHER BUSINESS

Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2010 Annual Meeting. However, if any other matters properly come before the 2010 Annual Meeting, the persons designated by the Company as proxies may vote the shares of Voting Capital Stock that they represent in their discretion.

By Order of the Board of Directors

Michael T. Sheehan
Senior Vice President, Deputy General Counsel and
Secretary

New York, New York
April 21, 2010

Annex A

REVLON, INC. BOARD GUIDELINES FOR ASSESSING DIRECTOR INDEPENDENCE

Any member of the Board of Directors of Revlon, Inc. (the “Company”) satisfying the following guidelines shall be “independent”:

1. No Material Relationship with the Company.  Such Director does not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), as determined by the Board of Directors after taking into account all relevant facts and circumstances. For purposes of these guidelines, any transaction, relationship or arrangement that does not exceed the guidelines set forth in Sections (2) to (7) are immaterial and are not required to be considered by the Board;

2. Employment with the Company.  Such director is not, and within the last three years has not been, employed by the Company, nor are any of his or her Immediate Family members employed, or within the last three years have been employed, as an executive officer of, the Company;

3. Direct Compensation from the Company of Less than $120,000.  The Director has not received, and none of his or her Immediate Family members have received, more than $120,000 in direct compensation from the Company during any 12-month period within the last three years. In calculating such compensation, the following will be excluded — (i) Director and committee fees and pension or other forms of deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service), (ii) compensation paid to a Director for service as an interim Chairman, CEO or other executive officer, (iii) compensation paid to an Immediate Family member for service as an employee of the Company (other than as an executive officer), and (iv) dividend or interest income and bona fide and documented reimbursed business expenses;

4. No Material Business Dealings.  The Director is not a current employee of, nor are any of the Director’s Immediate Family members a current executive officer of, a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year of such other company);

5. No Affiliation with the Company’s Auditor.  The Director is not a current partner or employee of a firm that is the Company’s internal or external auditor; no Immediate Family member of the Director is a current (i) partner of such a firm or (ii) employee of such a firm and personally works on the Company’s audit; and the Director and his or her Immediate Family members must not have been within the last three years a partner or employee of such a firm and who personally worked on the Company’s audit within that time;

6. No Interlocking Directorates.  The Director is not, and within the last three years has not been, employed, and no Immediate Family member of the Director is, and within the last three years has not been, employed, as an executive officer of another company where either the Company’s Chief Executive Officer or Chief Financial Officer or any other executive officer of the Company at the same time serves or served on such other company’s compensation committee; and

7. No Material Charitable Contributions.  The Director has not been an executive officer of a tax exempt organization to which the Company has made charitable contributions exceeding the greater of (1) $1 million per year or (2) 2% of the tax exempt organization’s annual consolidated gross revenues from all sources, in each case as measured during the tax exempt organization’s last completed fiscal year.

For purposes of these guidelines —

1. references to the “Company” in items 1 through 7 above include any parent and subsidiary entities within Revlon, Inc.’s consolidated group;

2. references to a member of a Director’s “Immediate Family” include his or her spouse, parents, children, siblings, mother- and father-in-law, daughters- and sons-in-law, sisters- and brothers-in-law and anyone who share

A-1

such Director’s home (excluding employees); provided that individuals who are no longer Immediate Family members as a result of legal separation or divorce, or those who have died or become incapacitated, as well as step-children that do not share such Director’s home or the in-laws of such step-children, do not need to be considered; and

3. the term “executive officer” means a president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller) of the Company, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company’s parent or subsidiaries shall be deemed “executive officers” of the Company if they perform such policy-making functions for the Company.

Last updated as of September, 2008.

A-2

Annex B

2009 Comparison Group

Towers Perrin U.S. General Industry Executive Database — Total Sample*

3M
7-Eleven
A&P
A.H. Belo
A.T. Cross
AAA Northern California, Utah & Nevada
AAA of Science
AARP
Abbott Laboratories
ABC
Abercrombie & Fitch
Accenture
ACH Food
adidas America
Advance Publications
Advanced Medical Optics (1)
Advanced Micro Devices
Aegon USA
Aerojet
Aetna
AFLAC
Agilent Technologies
AGL Resources
Agrium U.S.
AIG
Air Products and Chemicals
Alcatel-Lucent
Alcoa
Alexander & Baldwin (1)
Allbritton Communications — KATV
Allegheny Energy
Allergan
Allete
Alliant Energy
Alliant Techsystems
Allianz
Allstate
ALM
Alstom Power
Altria Group
Amazon.com
Ameren
American Airlines
American Crystal Sugar (1)
American Electric Power
American Family Insurance
American Transmission
American United Life
American Water Works
Ameriprise Financial
Ameritrade
Ameron
AMETEK (1)
Amgen
Anadarko Petroleum
Anchor Danly
Ann Taylor Stores (1)
APL
Applera (1)
Appleton Papers (1)
Applied Materials
ARAMARK
Arby’s Restaurant Group (1)
Archer Daniels Midland
Arclin USA
Areva NP
Armstrong World Industries
Arrow Electronics
Arysta LifeScience North America (1)
Ashmore Energy International
Associated Banc-Corp
AstraZeneca
AT&T
Austria Microsystems
Auto Club Group
Automatic Data Processing
Avaya
Avis Budget Group
Avista
Avon (2)
AXA Equitable
B&W Y-12
BAE Systems
Ball
Banco do Brasil
Bank of America
Bank of the West
Barr Pharmaceuticals (1)
Barrick Gold of North America
Baxter International
Bayer
Bayer CropScience
BB&T
bebe stores
Beckman Coulter (1)
BELCO Holdings
Belo
BG US Services
BIC (1) (2)
Big Lots
Biogen Idec (1)
Bio-Rad Laboratories (1)
Black Hills
Blockbuster
Blue Cross Blue Shield of Florida
Blue Shield of California
Blyth (1) (2)
Bob Evans Farms (1)
Boehringer Ingelheim
Boeing
Bombardier Transportation
Booz Allen Hamilton
Boston Scientific
Bovis Lend Lease
Boy Scouts of America
BP
Bracco Diagnostics (1)
Brady (1)
Bremer Financial
Bristol-Myers Squibb
Building Materials Holding
Bunge
Burger King (1)
Burlington Northern Santa Fe
Bush Brothers
CA
Cablevision Systems
California Independent System Operator
Calpine
Cameron International
Campbell Soup
Capital Blue Cross
Capital One Financial
Capitol Broadcasting — WRAL
Cardinal Health
Cargill
Carlson Companies
Carpenter Technology (1)
CashNetUSA (1)
Catalent Pharma Solutions (1)
Caterpillar
Catholic Healthcare West
CB Richard Ellis Group
Cedar Rapids TV — KCRG
Celgene (1)
CenterPoint Energy
Centex
Century Aluminum
Cephalon (1)
Ceridian (1)
CH2M Hill
Chanel
Cheniere Energy
Chesapeake (1)
Chevron
Chicago Mercantile Exchange
Chiquita Brands
Choice Hotels International
Chrysler
CHS
CIGNA
Cisco Systems
CIT Group
CITGO Petroleum
Citizens Bank
City Public Service
Cleco
CMS Energy
CNA
COACH (1)
Cobank
Coca-Cola
Colgate-Palmolive (2)
Colorado Springs Utilities
Columbia Sportswear
Columbian Financial Group
Comerica
Commerce Insurance
Compass Bancshares
Connell
ConocoPhillips
Consolidated Edison
Constellation Energy
Continental Automotive Systems
Convergys (1)
Corning
Corporate Executive Board
Corporate Express US (2)
Covidien
Cox Enterprises
Crown Castle (1)
CSX
Cubic (1)
Cullen/Frost Bankers
CUNA Mutual
Curtiss-Wright
Cushman & Wakefield
CVS Caremark
Daiichi Sankyo
Daimler Trucks North America
Dannon
Day & Zimmerman (1)
DCP Midstream
De Lage Landen Financial Services
Dean Foods
Delphi
Deluxe (1)
DENSO
Dentsply (1)
Devon Energy
Diageo North America
Direct Energy (1)
Discovery Communications (1)
Dispatch Broadcast Group - WBNS
Dominion Resources
Donaldson (1)
Dow Chemical
Dow Jones
Duke Energy
DuPont
Dynegy
E.ON U.S.
E.W. Scripps (1)
Eastman Chemical

Eastman Kodak
Eaton
eBay
Ecolab
EDS
Eisai
El Paso Corporation
Electric Power Research Institute
Eli Lilly
Elsevier Science
Embarq
EMC
EMCOR Group
Emerson
Enbridge Energy
Endo Pharmaceuticals (1)
Energen
Energy Future Holdings
Energy Northwest
Entergy
EPCO
Equifax (1)
Equity Office Properties
Erie Insurance
Ernst & Young
ESRI
Essilor of America
Evening Post Publishing — KOAA
Evergreen Packaging (2)
Exelon
Exterran (1)
ExxonMobil
Fairchild Controls
Fannie Mae
FANUC Robotics America
Farmers Group
Federal Home Loan Bank of San
Francisco
Federal Reserve Bank of Cleveland
Federal Reserve Bank of Dallas
Federal Reserve Bank of Philadelphia
Federal Reserve Bank of San Francisco
Federal Reserve Bank of St. Louis
Federal-Mogul
Ferrellgas
Ferrero USA
Fidelity Investments
Fifth Third Bancorp
FINRA
Fireman’s Fund Insurance
First Horizon National
FirstEnergy
Fiserv
Fleetwood Enterprises (1)
Flint Group USA (1) (2)
Fluor
Ford
Forest Laboratories
Fortune Brands
Forum Communications — WDAY
Fox Networks Group
FPL Group
Freddie Mac
Freedom Communications
Freeport-McMoRan Copper & Gold
G&K Services (1)
Gannett
Gap
Gates
GATX (1)
GE Healthcare
Genentech
General Atomics (1)
General Dynamics
General Mills
General Motors
Genworth Financial
Genzyme
GEO Group (1)
Getty Images (1)
GlaxoSmithKline
Global Crossing
Goodrich
Gorton’s
Great-West Life Annuity
Greif (1)
GS1
GTECH (1)
Guaranty Bank
Guardian Life
Guideposts
GXS
H.B. Fuller (1)
Hanesbrands
Hannaford
Harland Clarke (1) (2)
Harley-Davidson
Harman International Industries
Harris
Harris Bank
Harris Enterprises
Harry Winston
Hartford Financial Services
Hasbro
Hawaiian Electric
Hayes Lemmerz (1)
HBO
HCA Healthcare
Health Care Services
Health Net
Healthways
Henry Schein
Hercules (1)
Herman Miller (1)
Hershey
Hertz
Hess
Hewlett-Packard
Hexion Specialty Chemicals
HNI (1)
HNTB
Hoffmann-La Roche
Hologic
Honeywell
Hormel Foods
Hospira (1)
Hot Topic
Houghton Mifflin (1)
HSBC North America
Hubbard Broadcasting
Humana
Hunt Consolidated (1)
Huntington Bancshares
Hyatt Hotels
IAC/InterActive
IBM
IDACORP
Idearc Media
IDEX (1)
IKON Office Solutions
IMS Health (1)
Independence Blue Cross
IndyMac
ING
Integrys Energy Group
Intel
International Flavors & Fragrances (1)
International Game Technology (1)
International Paper
Interstate Bakeries
Invensys Controls
Invitrogen
ION Geophysical
Iron Mountain (1)
Irvine Company (1)
Irving Oil
Irwin Financial
Itochu International
J. Crew
J.C. Penney Company
J.M. Smucker (1)
J.R. Simplot
Jack in the Box (1)
Jacobs Engineering
JEA
JM Family
John Hancock
Johns-Manville
Johnson & Johnson
Johnson Controls
Joint Commission
Jostens (1)
Kaiser Foundation Health Plan
Kaman Industrial Technologies (1)
KCTS Television
Kellogg
Kennametal (1)
Kerzner International (1)
KeyCorp
Kimberly-Clark (2)
Kindred Healthcare
King Pharmaceuticals
Kiplinger
KLA-Tencor (1)
Knight
Koch Industries
Kohler
Kohl’s
Kroger
L.L. Bean
L-3 Communications
Lafarge North America
Land O’Lakes
Leggett and Platt
Lenovo
Level 3 Communications
Levi Strauss
LexisNexis
Lexmark International
LG Electronics USA
Liberty Mutual
Limited
Lincoln Financial
Lockheed Martin
Loews
Logitech
LOMA
Longs Drug Stores
Lord
Lorillard Tobacco (2)
Lower Colorado River authority
Luck Stone
M&T Bank
Magellan Midstream Partners (1)
Makino (1)
Marathon Oil
Marriott International
Marsh
Marshall & Ilsley
Martin Marietta Materials (1)
Mary Kay (1)
Masco
Massachusetts Mutual
MasterCard
Mattel
Mazda North American Operations
McClatchy (1)
McDermott
McDonald’s
McGraw-Hill
McKesson
MDS Pharma Services (1)
MDU Resources
MeadWestvaco
Medco Health Solutions
Media General (1)
Medtronic
Mellon Financial
Merck
Mercury Insurance
MessageLabs
Metavante Technologies (1)
MetLife
MetroPCS Communications (1)
MGE Energy
Micron Technology
Microsoft
Millennium Pharmaceuticals
Millipore (1)
Mirant Corporation
MOL America
Molson Coors Brewing
Monaco Coach (1)

MoneyGram International
Monsanto
Morgan Murphy Stations — WISC
Motorola
Mountain America
Mueller Water Products (1)
Munich Re America
Nalco
Nash-Finch
National CineMedia
National Geographic Society
National Renewable Energy Laboratory
National Semiconductor (1)
National Starch & Chemical
Nationwide
Navistar International
NCCI Holdings
NCR
Neoris USA
Nestle USA
New York Life
New York Power Authority
New York Times (1)
Nicor
NIKE (2)
Nokia
Noranda Aluminum (1)
Norfolk Southern
Nortel Networks
Northeast Utilities
Northrop Grumman
NorthWestern Energy
Northwestern Mutual
Norvartis Consumer Health(2)
Norvarties Pharmaceuticals
Novo Nordisk Pharmaceuticals
Novus Print Media Network
NRG Energy
NSTAR
NW Natural
NXP Semi-Conductor
Nycomed US
Nypro (1) (2)
Oak Ridge National Laboratory
Occidental Petroleum
OGE Energy
Omaha Public Power
Omnova Solutions
OneBeacon Insurance
Open Text
Optos North America
Oshkosh Truck
Otter Tail
Owens Corning
Owens-Illinois
Pacific Gas & Electric
Pacific Life
PacifiCorp
Panasonic of North America
Parker Hannifin
Parsons
Pearson Education
People’s Bank
Pepco Holdings
PepsiAmericas
PepsiCo
PerkinElmer (1)
PetSmart
Pfizer
Phillips-Van Heusen
Phoenix Companies
Pinnacle West Capital
Pitney Bowes
PJM Interconnection
Plexus
Plymouth Rock Assurance
PMC-Sierra
PMI Group
PNC Financial Services
PNM Resources
PolyOne (1)
Popular
Portland General Electric
Potash
PPG Industries
PPL
Praxair
Principal Financial
Pro-Build Holdings
Progress Energy
Progressive
Providence Health System
Prudential Financial
Public Service Enterprise Group
Puget Energy
Pulte Homes
Purdue Pharma (1)
QUALCOMM
Quebecor World — US (2)
Quintiles (1)
Qwest Communications
R.R. Donnelley
Ralcorp Holdings (1)
Raley’s Superstores
Rayonier (1)
RBC Dain Rauscher
Reader’s Digest
Reed Business Information
Reed Elsevier
Reed Exhibitions
Regions Financial
Reliant Resources
Revlon (1) (2)
Reynolds American (2)
RF Micro Devices (1)
RGA Reinsurance Group of America
Rich Products (1)
Rio Tinto
Robert Bosch
Roche Diagnostics
Roche Palo Alto
Rockwell Automation
Rockwell Collins
Rohm and Haas
Rolls-Royce North America
Ryder System
S.C. Johnson (2)
Safety-Kleen Systems (1)
SAIC
Salt River Project
Sanofi Pasteur
Sanofi-Aventis
Sara Lee
Sarkes Tarzian — KTVN
Sarkes Tarzian — WRCB
SAS Institute (1)
SCA Americas
SCANA
Schering-Plough
Schlumberger
Schneider Electric
Scholastic
Schreiber Foods (1)
Schurz — KYTV
Schurz — WAGT
Schwan’s
Scotts Miracle-Gro (1)
Seagate Technology
Sealed Air
Securian Financial Group
Securitas Security Services USA
Sempra Energy
SENCORP
Sensata Technologies (1)
SES Global
Shaw Industries (2)
Shell Oil
Sherwin-Williams (2)
Shire Pharmaceuticals (1)
Siemens
Sigma-Aldrich (1)
Sinclair Broadcast Group
Sirius Satellite Radio (1)
SLM
Smith & Nephew (1)
Smiths Detection
Smurfit-Stone Container
Sodexho
Solvay Pharmaceuticals
Sonoco Products
Sony Corporation of America
Sony Ericsson Mobile Communications
South Financial Group
Southern Company Services
Sovereign Bancorp
Spectra Energy
Spirit AeroSystems
Springs Global US (1)
Sprint Nextel
Stanford University
Stantec (1)
Staples
Starbucks
Starwood Hotels & Resorts
State Farm Insurance
State Street
Steelcase (1)
Sterling Bancshares
Stewart & Stevenson (1)
STP Nuclear Operating
SUEZ Energy North America
Sun Life Financial
Sunbeam Television — WHDH
SunGard Data Systems
Sunoco
SunTrust Bank
SuperValu Stores
SVB Financial
Swift Newspapers
Sybron Dental Specialties
Syngenta Crop Protection
Synovus
Takeda Pharmaceutical
Targa Resources
Target
Taubman Centers
TD Banknorth
TeleTech Holdings (1)
Tellabs
Temple-Inland
Tenet Healthcare
Tennessee Valley Authority
Teradata (1)
Terex
Terra Industries (1)
Tesoro
Texas Instruments
Textron
Thomas & Betts (1)
Thomson Reuters Markets
Division Americas
Thrivent Financial for Lutherans
TIAA-CREF
Time Warner
Time Warner Cable
Timex
T-Mobile
Toro (1)
Trane
Trans Union
TransCanada
Travelers
Travelport
Tribune
Tupperware (1)(2)
Twin Cities Public Television — TPT
Tyco Electronics
U.S. Bancorp
U.S. Foodservice
UCB
UIL Holdings
Ulticom
Underwriters Laboratories (1)
Unifi
Unilever United States
Union Bank of California
Union Pacific
Uni-Select USA (1)
UniSource Energy
Unisys
United Airlines
United Rentals

United States Cellular
United Technologies
United Water Resources
UnitedHealth
Unitil
Universal Studios Orlando
University of Texas — M.D. Anderson Cancer Center
Univision Communications
Unum Group
USAA
USG
Valero Energy
Vanguard
Verizon
Viacom
Virgin Mobile USA (1)
Visa USA
Visiting Nurse Service
Vistar (1)
Visteon
Volvo Group North America
Voyager Learning Company
Vulcan
Vulcan Materials (1)
Wachovia
Wackenhut Services
Walt Disney
Warnaco
Washington Mutual
Washington Savannah River
Waste Management
Webster Bank
Wellcare Health Plans
Wellpoint
Wells Fargo
Wendy’s International (1)
Westar Energy
Western Digital
Westinghouse Electric
Whirlpool
Whole Foods Market
Williams Companies
Wisconsin Energy
Wm. Wrigley Jr.
Wolters Kluwer US
Wray Edwin — KTBS
Wyeth
Wyndham Worldwide
Xcel Energy
Xerox
Yahoo!
Young Broadcasting — KRON
Yum! Brands
Zale
Zimmer Holdings
Zurich North America

*	The Towers Perrin “Total Sample” executive database of companies reflected in this Annex B was used to benchmark Named Executive Officers’ 2009 total compensation. In cases where sub-categories of this database provided more comparable roles and responsibilities against which to benchmark, those more comparable sectors were used. Mr. Kennedy’s total compensation was benchmarked against the Total Sample database; Mr. Ennis’, Mr. Kretzman’s and Mr. Berns’ compensation was benchmarked against the Towers Perrin executive database sector of $1 — $3 billion revenue companies; and Mr. Elshaw’s compensation was benchmarked against the Towers Perrin industry database of companies within the Consumer Products, Non-Durable Goods sector.

(1)	These companies are within the sub-category of $1 — $3 billion revenue companies.

(2)	These companies are within the sub-category of Consumer Products, Non-Durable goods companies.

Annex C

REVLON
EXECUTIVE INCENTIVE COMPENSATION PLAN

(Effective as of January 1, 2010)

Section 1.  Purpose.  The purpose of this Revlon Executive Incentive Compensation Plan is to provide an annual cash incentive program and a long-term cash incentive program intended to:

•	attract, retain and incentivize eligible executives and other employees necessary to operate the Company;

•	incentivize participants to achieve objectives tied to achievement of the Company’s business plan and strategy to enhance shareholder value;

•	reflect the Company’s commitment to pay for performance; and

•	in the case of Covered Employees, be directly related to the Company’s performance results and be contingent upon the achievement of certain corporate goals during any Annual Award Performance Period or Long-Term Award Performance Period, as the case may be, for which the Plan is intended to satisfy the requirements of Section 162(m).

Section 2.  Definitions.  The following terms, as used in this Plan, have the following meanings:

“Annual Award” means an incentive compensation award payable to a Participant pursuant to Section 5 of this Plan, which is contingent upon the attainment of certain Performance Factors with respect to a designated Annual Award Performance Period.

“Annual Award Performance Period” means the calendar year or any other period the Committee may determine covering an Annual Award, provided, however, that an Annual Award Performance Period for a Participant who becomes employed by the Company during an on-going Annual Award Performance Period may be a shorter period that commences with such employee’s date of commencement of employment.

“Award” means an Annual Award and/or a Long-Term Award payable to a Participant under this Plan, as the case may be.

“Board” means Revlon, Inc.’s Board of Directors.

“Business Unit” means a Group or Division, product line or any combination thereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

“Committee” means the Compensation Committee of the Board, or such other committee or sub-committee as may be appointed by either the Board or the Compensation Committee of the Board to administer this Plan in accordance with Section 3 of this Plan, provided however, that, in respect of the administration of any Award that is intended to satisfy Section 162(m), such administration may be done by a sub-committee or sub-group of at least two directors, each of whom shall be an “outside director” within the meaning of Section 162(m).

“Company” means Revlon Consumer Products Corporation, a Delaware corporation, and its participating affiliates.

“Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

“Disability” means permanent disability, as determined pursuant to the Company’s long-term disability plans or policies in effect at the time of such disability and applicable to a Participant.

“Division” means any of the Company’s business units that may be designated as a division for purposes of this Plan from time to time.

“Eligible Employee” means (A) for Annual Award eligibility, (i) an employee of the Company whose position is classified under the Company’s exempt salary program in salary grades 9 and above (or the equivalent of such grades) and who does not participate in the Company’s sales incentive plan, (ii) a regional or country general manager and any other key executive of the Company’s operations outside the United States who does not participate in a local incentive plan, and/or (iii) such other key employees of the Company as the Committee may designate from time to time, and (B) for Long-Term Award eligibility, such key employees of the Company as the Committee may designate from time to time.

“Group” means a major business unit of the Company reporting directly to the Company level.

“Long-Term Award” means an incentive compensation award payable to a Participant pursuant to Section 6 of this Plan, which is contingent upon the attainment of certain Performance Factors with respect to a designated Long-Term Award Performance Period.

“Long-Term Award Performance Period” means the calendar year or any other period the Committee may determine covering a Long-Term Award, provided, however, that a Long-Term Award Performance Period for a Participant who becomes employed by the Company during an on-going Long-Term Award Performance Period may be a shorter period that commences with such employee’s date of commencement of employment.

“Participant” means, with respect to any respective Performance Period, each Eligible Employee who receives (or is eligible to receive) an Annual Award or a Long-Term Award in accordance with Section 4 of this Plan.

“Performance Factors” means the criteria and objectives determined by the Committee, which must be met during a Performance Period as a condition of payment to a Participant of an Annual Award or a Long-Term Award, as the case may be. Performance Factors may include any or all of the following, or any combination thereof:

(a) stock price;

(b) fair market value;

(c) book value;

(d) third party appraised value;

(e) market share;

(f) total shareholder return;

(g) earnings per share;

(h) cash flow, including, without limitation, cash flow from operations and/or free cash flow;

(i) return on equity, assets, capital or investment;

(j) net income;

(k) operating profit or income;

(l)	operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs;

(m) gross or net sales;

(n) expense targets;

(o)	working capital targets, including, without limitation, those relating to inventory, accounts receivable and/or capital and display spending;

(p) operating margin;

(q) productivity improvement;

(r) cost, expense or debt reduction;

(s) gross margin;

(t)	earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA,” “EBITDA” or as may otherwise be adjusted by the Company);

(u) revenue;

(v) unit sales;

(w) earnings from continuing operations;

(x) asset management (e.g., inventory and receivable levels);

(y) planning accuracy (as measured by comparing planned results to actual results);

(z) customer satisfaction based on market share or other relevant factors;

(aa)	implementation or completion of critical projects or processes, including, without limitation, growing consumption of the Company’s products, enhancing new product development, enhancing demand, supply and financial business planning processes, completing asset dispositions, engaging in capital markets transactions to refinance all or a portion of the Company’s indebtedness, reducing interest expense or otherwise strengthening the Company’s balance sheet, reducing Selling, General and Administrative expenses, ensuring Company products are in stock at retail, consolidating plants, and improving employee satisfaction surveys with quantifiable results; and

(bb)	management of employees, including training, development and succession planning processes based on achievement of determinable results from such activities and processes.

Performance Factors may relate to the performance of the Company, a Subsidiary or any portion of a Business Unit, and may be expressed on an aggregate, per share (outstanding or fully diluted), per unit or other basis. The Committee, in its sole discretion, may determine to express Performance Factors, among other methods, in terms of attaining a specified level of a particular criteria, attainment of a percentage increase or decrease in a particular criteria, or as applied to the performance of the Company, a Subsidiary or a Business Unit, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines) or a combination thereof, or otherwise.

Subject to final review and approval by the Committee, Performance Factors (other than with respect to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m)) may also be developed by each Company Department Head and approved by the Company’s President and Chief Executive Officer and the Company’s senior-most Human Resources officer. In addition, Performance Factors (other than with respect to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m)) may be based on personal performance objectives that are specific to each individual and that are based upon, among other things, contribution to specific projects and/or overall performance, as measured under the Company’s performance evaluation process as in effect from time to time. Personal performance objectives may be developed by each Participant’s Department Head, approved by the Company’s senior-most Human Resources officer (or his designee) and reviewed with the Participant.

Performance Factors may include:

(i) a threshold level of performance below which no payment shall be made;

(ii)	levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid;

(iii) a target level of performance at which the full Award shall be paid;

(iv)	levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid; or

(v) a maximum level of performance above which no additional payment shall be made.

Performance Factors may also specify that payments for levels of performance between specified levels will be interpolated.

The Committee (subject to its power to delegate pursuant to Section 3(c) of the Plan) shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved, provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of “extraordinary items” not reflected when such goals were established. For purposes of this Plan, “extraordinary items” means:

(1) any profit or loss attributable to acquisitions or dispositions of stock or assets;

(2)	any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board, or adopted by the Company or its Subsidiaries after the goal is established;

(3) all items of gain, loss or expense related to the Company’s restructuring charges;

(4)	all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of assets;

(5) all items of gain, loss or expense related to discontinued operations;

(6) the impact of capital expenditures;

(7) the impact of share repurchases and other changes in the number of outstanding shares;

(8) the impact of foreign exchange rates;

(9)	all items of gain, loss or expense related to changes in customer business models, to the extent permissible under Section 162(m);

(10) such other items as may be prescribed by Section 162(m); and

(11) such other items required by applicable law, regulation or rule.

“Performance Period” means an Annual Award Performance Period and/or a Long-Term Award Performance Period under this Plan, as the case may be.

“Plan” means this Revlon Executive Incentive Compensation Plan (as in effect from time to time).

“Retirement” means the voluntary termination of a Participant’s employment on or after the later of the date the Participant attains age 62 or the fifth anniversary of the date such Participant commenced employment with the Company.

“Section 162(m)” shall mean Code section 162(m) and the Treasury regulations, notices and rulings thereunder.

“Section 409A” shall mean Code section 409A and the Treasury regulations, notices and rulings thereunder.

“Subsidiary” means any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

Section 3.  Administration.

(a) In General.  The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion (but subject to and not inconsistent with the terms of this Plan), to administer this Plan and to exercise all powers and authorities either specifically granted to it under this Plan or necessary or advisable in the administration of this Plan. The Committee’s authority includes, without limitation, the authority to:

(i) grant Awards;

(ii) determine the Participants to whom and the time or times at which Awards shall be granted from the group of Eligible Employees;

(iii) determine the amount of Awards, which may be stated in dollars or, provided a maximum Award amount is specified, as a percentage of base salary or otherwise;

(iv) determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award;

(v) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered;

(vi) make adjustments in the Performance Factors in recognition of “extraordinary items” (as defined above);

(vii) construe and interpret this Plan and any Award;

(viii) prescribe, amend and rescind rules and regulations relating to this Plan; and

(ix) make all other determinations deemed necessary or advisable for the administration of this Plan.

(b) Committee Members.  The Committee shall consist of two or more persons. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

(c) Delegation.  Except with respect to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m), or as otherwise required for compliance with other applicable law or applicable exchange listing requirements, the Committee may delegate any or all of its authority under this Plan to any employee or committee of employees of the Company, including but not limited to, the Chief Executive Officer. Any such delegate shall have all of the rights, obligations, discretion and protection otherwise applicable to the Committee under this Plan.

Section 4.  Eligibility.  The Committee shall designate the Participants. In determining Participants and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant while accomplishing the purposes of this Plan. Unless the Committee otherwise determines and except as provided in Sections 5(e), (f) or (g) and Sections 6(e), (f) or (g) of this Plan, no person may participate in the Plan or receive any Award under this Plan unless he or she is actively employed as of the date of payment of an Award and shall have signed and shall be in full compliance with (A) the Company’s Employee Agreement as to Confidentiality and Non-Competition and the Company’s Code of Business Conduct (as each may be amended from time to time by the Company) and (B) to the extent applicable, any applicable employment agreement.

Section 5.  Annual Award Program.

(a) In General.  Not later than 90 days after the beginning of an Annual Award Performance Period (or, if earlier, on or prior to the date on which 25% of such Annual Award Performance Period has elapsed) or such shorter period, if any, as may be required by applicable law, including Section 162(m), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Annual Award Performance Period and the Performance Factors applicable to each Annual Award for each Participant with respect to such Annual Award Performance Period; provided, however, that with respect to any Participants who are not Covered Employees or for any Annual Award Performance Period for which the Plan is not intended to satisfy the requirements of Section 162(m), the Committee shall make such written specification either within 90 days after the beginning of such Annual Award Performance Period or as soon as practicable thereafter. Annual Awards, including the terms and conditions of such Annual Awards, shall be communicated to Participants in such form as the Committee from time to time approves. Unless otherwise provided by the Committee in connection with specified terminations of employment, or except as set forth below in this Section 5, payment in respect of Annual Awards shall be made only to the extent that the Committee determines that the Performance Factors with respect to the Annual Award Performance Period have been attained.

(b) Special Provisions Regarding Annual Awards.  Notwithstanding anything to the contrary contained in this Plan, in no event shall payment in respect of Annual Awards granted to any Participant attributable to an Annual Award Performance Period exceed $3.5 million. The Committee may, in its sole discretion, decrease the amount of an Annual Award payable upon attainment of specified Performance Factors, but in no event may the Committee increase the amount of an Annual Award payable upon attainment of specified Performance Factors to a Covered Employee in respect of any Annual Award Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m).

(c) Time and Form of Payment of Annual Awards — In General.  Except as may otherwise be provided or permissible to satisfy the requirements of the Code or other applicable laws, all payments in respect of Annual Awards for an Annual Award Performance Period shall be made, in cash, by the 15th day of the third month following the end of the Annual Award Performance Period.

(d) Payment of Annual Awards to Covered Employees.  In addition to the provisions set forth in subsection 5(c) above, in the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Factors have been certified by the Committee.

(e) Payment of Annual Awards to Actively Employed Employees.  Unless otherwise provided by the Committee, and except as provided in the following sentence, a Participant must be actively employed by the Company as of the date of payment of an Annual Award in order to be eligible to receive payment in respect of such Annual Award. With respect to any Participant whose employment is terminated at any time prior to the expiration of an Annual Award Performance Period or thereafter but prior to the date of payment (if any) for such Annual Award Performance Period as a result of death, Disability, Retirement, or by the Company for a reason other than that which would disqualify such Participant from eligibility to receive separation pay under the Revlon Executive Severance Pay Plan as in effect on the date of this Plan, the Committee may (but has no obligation to), in its sole discretion, determine to provide such Participant payment under his or her Annual Award for such Annual Award Performance Period at the time payment is made to other Participants in respect of such Annual Award Performance Period (which payment may be prorated, if the Committee so provides, based on the number of days such Participant was employed during such Annual Award Performance Period, or as the Committee otherwise determines is appropriate).

(f) Payment of Annual Awards to Transferred Employees; Change of Assignment.  If a Participant has a change of assignment or transfer during an Annual Award Performance Period, the Committee may, in its sole discretion, determine that such Participant’s Annual Award be calculated for each position on a pro-rated basis. Similarly, the Committee may, in its sole discretion, determine that an Eligible Employee who is newly hired or who becomes eligible to join this Plan after the start of the Annual Award Performance Period, shall be eligible for a pro-rated Annual Award based on the percentage of the Annual Award Performance Period actually worked while a Participant.

(g) Payment of Annual Awards — Leaves of Absence.  If a Participant takes an approved leave of absence of more than three months during all or part of an Annual Award Performance Period, the Committee may, in its sole discretion, determine that such Participant shall be eligible for a pro-rated Annual Award based on the percentage of the Annual Award Performance Period that such Participant was actively employed.

Section 6.  Long-Term Award Program.

(a) In General.  Not later than 90 days after the beginning of a Long-Term Award Performance Period or such period, if any, as may be required by Section 162(m), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Long-Term Award Performance Period and the Performance Factors applicable to each Long-Term Award for each Participant with respect to such Long-Term Award Performance Period; provided, however, that with respect to any Participants who are not Covered Employees or for any Long-Term Award Performance Period for which the Plan is not intended to satisfy the requirements of Section 162(m), the Committee shall make such written specification either within 90 days after the beginning of such Long-Term Award Performance Period or as soon as practicable thereafter. Long-Term Awards, including the terms and conditions of such Long-Term Awards, shall be communicated to Participants in such form as the Committee from time to time approves. Unless otherwise provided by the Committee in connection with specified terminations of employment, or except as set forth below in this Section 6, payment in respect of Long-Term Awards shall be made only to the extent that the Committee determines that the Performance Factors with respect to the Long-Term Award Performance Period (and any portion thereof, as applicable) have been attained.

(b) Special Provisions Regarding Long-Term Awards.  Notwithstanding anything to the contrary contained in this Plan, in no event shall payment in respect of Long-Term Awards granted to any Participant attributable to a Long-Term Award Performance Period exceed $3.5 million. The Committee may, in its sole discretion, decrease the amount of a Long-Term Award payable upon attainment of specified Performance Factors, but in no event may the Committee increase the amount of a Long-Term Award payable upon attainment of specified Performance Factors to a Covered Employee in respect of any Long-Term Award Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m).

(c) Time and Form of Payment of Long-Term Awards — In General.  Except as may otherwise be provided or permissible to satisfy the requirements of the Code or other applicable laws, all payments in respect of Long-Term Awards for a Long-Term Award Performance Period shall be made, in cash, by the 15th day of the third month following the end of the Long-Term Award Performance Period or in partial payments at such other times or intervals as the Committee may determine.

(d) Payment of Long-Term Awards to Covered Employees.  In addition to the provisions set forth in subsection 6(c) above, in the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Factors has been certified by the Committee.

(e) Payment of Long-Term Awards to Actively Employed Employees.  Unless otherwise provided by the Committee, and except as provided in the following sentence or under Section 6(i), a Participant must be actively employed by the Company as of the date(s) of payment of a Long-Term Award in order to be eligible to receive payment(s) in respect of such Long-Term Award. In the event of a Long Term Award made in partial payments as provided in paragraph 6(c) above, a Participant who ceases to be actively employed after receipt of a partial payment shall forfeit any partial payments which would otherwise be made after he or she ceases to be actively employed. With respect to any Participant whose employment is terminated at any time prior to the expiration of a Long-Term Award Performance Period or thereafter but prior to the date of payment (if any) for such Long-Term Award Performance Period as a result of death, Disability, Retirement, or by the Company for a reason other than that which would disqualify such Participant from eligibility to receive separation pay under the Revlon Executive Severance Pay Plan as in effect on the date of this Plan, the Committee may (but has no obligation to), in its sole discretion, determine to provide such Participant payment under his or her Long-Term Award for such Long-Term Award Performance Period at the time payments are made to other Participants in respect of such Long-Term Award Performance Period (which payment(s) may be prorated, if the Committee so provides, based on the number of days such Participant was employed during such Long-Term Award Performance Period, or as the Committee otherwise determines is appropriate).

(f) Payment of Long-Term Awards to Transferred Employees; Change of Assignment.  If a Participant has a change of assignment or transfer during a Long-Term Award Performance Period, the Committee may, in its sole discretion, determine that such Participant’s Long-Term Award be calculated for each position on a pro-rated basis. Similarly, the Committee may, in its sole discretion, determine that an Eligible Employee who is newly hired or who becomes eligible to join this Plan after the start of the Long-Term Award Performance Period, shall be eligible for a pro-rated Long-Term Award based on the percentage of the Long-Term Award Performance Period actually worked while a Participant.

(g) Payment of Long-Term Awards — Leaves of Absence.  If a Participant takes an approved leave of absence of more than three months during all or part of a Long-Term Award Performance Period, the Committee may, in its sole discretion, determine that such Participant shall be eligible for a pro-rated Long-Term Award based on the percentage of the Long-Term Award Performance Period that such Participant was actively employed.

(h) Code Section 409A.  Notwithstanding any provision of this Section 6 to the contrary, it is intended that any agreement under which any Participant has been afforded a discretionary benefit under Section 6(e), above, shall satisfy or be exempt from the requirements of Section 409A, including, but not limited to, the granting of each such award in writing and the inclusion of the specifics of the requirements for vesting and the timing and the form of payment, as well as restrictions on payment, if any, to “specified employees,” as such term is defined under Code Section 409A, and requirements, if any, for “separation from service,” as such term is defined under Code

Section 409A. For purposes of Code Section 409A, each such agreement shall be treated as a separate plan and each of a series of payments under each such agreement shall be treated as a separate payment.

(i) Change in Control.

(1) Change in Control, Generally.

(A) Pro Rated Payments if Change in Control Occurring During a Performance Period.  Upon a Change in Control during a Performance Period, Long-Term Awards related to such Performance Period shall be paid at target on a prorated basis (based on the number of days elapsed during the Long-Term Award Performance Period) within 60 days following such Change in Control.

(B) Payments if Change in Control After a Performance Period.  Upon a Change in Control after a Performance Period as to which the respective Performance Factors had been achieved, but before the payment of the Long-Term Awards for such period, such Long-Term Awards shall be paid within 60 days following such Change in Control.

(2) Successor Benefits upon Change in Control.  If, in connection with a Change in Control, a Successor Entity assumes the Plan, does not terminate the Plan or provides Participants with comparable benefits as those provided by this Plan, then the provisions of Sections 6(i)(1) above shall not apply.

(3) Discretionary Benefits Not Affected.  Notwithstanding the foregoing, any Participant whose employment with the Company has terminated and who has been afforded a discretionary benefit under Section 6(e) above shall not receive any further benefit upon a Change in Control under this Section 6(i).

(4) Certain Defined Terms.  For purposes of this Section 6(i), the following defined terms shall have the meanings ascribed thereto, below:

“Change in Control” means the occurrence of any of the following events:

(i) any Person, other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this definition a Person will be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Revlon, Inc.; provided, that under such circumstances the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Revlon, Inc. (for the purposes of this clause (i) and clause (iii), such other Person will be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other Person beneficially owns, directly or indirectly, more than 50% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such parent corporation);

(ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Revlon, Inc. (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Revlon, Inc. was approved by a vote of 66 2/3% of the directors of Revlon, Inc. then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Revlon, Inc. then in office; or

(iii) the shareholders of Revlon, Inc. approve a plan of complete liquidation or dissolution of Revlon, Inc. or there is consummated an agreement for the sale or disposition by Revlon, Inc. of all or substantially all of Revlon, Inc.’s assets to an entity in which any Person, other than one or more Permitted Holders, is or becomes the Beneficial Owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this definition a Person will be deemed to have “beneficial ownership” of all shares that any Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of securities of such entity representing 50% or more of the combined voting power of such entity’s Voting Stock, and the Permitted Holders “beneficially own” (as so defined) directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the Voting Stock of such entity than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such entity.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Revlon, Inc. immediately prior to such transaction or series of transactions continue to have substantially the same combined voting power of the Voting Stock in an entity which owns all or substantially all of the assets of Revlon, Inc. immediately following such transaction or series of transactions.

For purposes of this definition of “Change in Control,” the following terms shall have the meanings ascribed thereto below:

“Capital Stock” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Permitted Holders” means Ronald O. Perelman (or in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative (collectively, “heirs”)) or any Person controlled, directly or indirectly, by Ronald O. Perelman or his heirs.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Revlon, Inc. or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Revlon, Inc. or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Revlon, Inc. in substantially the same proportions as their ownership of stock of Revlon, Inc.

“Preferred Stock,” as applied to the Capital Stock of Revlon, Inc., means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of Revlon, Inc., over shares of Capital Stock of any other class of Revlon, Inc.

“Revlon, Inc.  ” means Revlon, Inc. together with its subsidiaries, including, without limitation, the Company.

“Voting Stock” means all classes of Capital Stock of Revlon, Inc. then outstanding and normally entitled to vote in the election of Directors.

“Successor Entity” means the entity which succeeds to the Company’s business, operations or material assets in connection with a Change in Control, whether by operation of law, merger or consolidation, asset sale, re-organization or otherwise.

Section 7.  General Provisions.

(a) Compliance with Legal Requirements.  This Plan and the granting and payment of Awards and the other obligations of the Company under this Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. No payment under any Award granted hereunder shall be made in the event it would trigger a breach or default under, or otherwise be restricted by, any of the Company’s governing debt instruments, and Participants shall have no claim in respect to any such Award or portion thereof in such circumstances.

(b) Nontransferability.  Awards shall not be transferable by a Participant, except upon a Participant’s death following the end of a Performance Period but prior to the date payment(s) is (are) made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with

Section 7(i) or, in the absence thereof, by will or the laws of descent and distribution. No Participant’s rights under the Plan may be assigned, attached, pledged or alienated by operation of law or otherwise.

(c) No Right To Continued Employment.  Nothing in this Plan or in any Award granted pursuant to this Plan shall confer upon any Participant the right to continue in the Company’s employ or to be entitled to any remuneration or benefits not set forth in this Plan, or to interfere with or limit in any way whatever rights the Company may otherwise have to terminate such Participant’s employment or change such Participant’s remuneration or otherwise establish the terms and conditions of such Participant’s employment.

(d) Withholding Taxes.  Where a Participant or other person is entitled to receive a payment pursuant to an Award, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e) Amendment, Termination and Duration of the Plan.  The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate this Plan, in whole or in part, for any or no reason, without advance notice to any Participant, provided, however, that if stockholder approval for any such amendment would be required in order for the Plan to remain compliant with Section 162(m), and such stockholder approval is not obtained, then the failure to obtain such stockholder approval shall not render the Plan or the subject amendment ineffective; rather, the Plan shall continue in full force and effect, as amended, but subject to any non-compliance with Section 162(m). Notwithstanding the foregoing, no amendment shall adversely affect any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates, provided, however, that the exercise of the Committee’s discretion pursuant to Section 5(b) and Section 6(b) of this Plan to increase or decrease the amount of an Award shall not be deemed an amendment of this Plan.

(f) Participant Rights.  No Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment for Participants.

(g) Unfunded Status of Awards.  The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(h) Governing Law.  This Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof. This Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

(i) Beneficiary.  A Participant may file a written designation of a beneficiary with the Committee (on a form as may be prescribed by the Committee), solely to specify that an Award to such Participant may be transferable upon such Participant’s death following the end of a Performance Period but prior to the date payment is made pursuant to this Plan. A Participant may, from time to time, amend or revoke any such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 7(b) of this Plan, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

(j) Interpretation.  This Plan is designed and intended to be exempt from, or to the extent applicable, comply with Section 162(m) and Section 409A, and all provisions of this Plan shall be construed in a manner to so comply.

(k) Effective Date.  This Plan shall be effective as of January 1, 2010, provided, however, that, for purposes of the Company’s compliance with Section 162(m), this Plan shall be subject to approval by the Company’s stockholders at the annual meeting of the Company’s stockholders to be held in 2010 (or any adjournment thereof), or as otherwise permitted under the Delaware General Corporation Law, as is required to satisfy the conditions of Section 162(m).

Annex D

REVLON, INC.

2010 AUDIT COMMITTEE PRE-APPROVAL POLICY

I. Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor, KPMG LLP (“KPMG LLP” or the “independent auditor”), in order to assure that KPMG LLP’s provision of such services do not impair its independence. Unless a type of service to be provided by the independent auditor is within the pre-approved services and dollar limits set forth in the appendices attached to this Policy, the provision of such service by the independent auditor will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit Services, Audit-Related Services, Tax Services and All Other Services that have the general pre-approval of the Audit Committee for 2010, as well as the applicable dollar limits for the particular services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on its subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

II. Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members for Audit-Related, Tax Services or All Other Services (each as defined below) to be provided by the independent auditor (but excluding Annual Audit Services referred to in Section III below and prohibited services referred to in Section VII below). Specifically, the Chairman of the Audit Committee may approve services which are not Annual Audit Services referred to in Section III below or prohibited services referred to in Section VII below if the fees as to any applicable project will not exceed $35,000, provided that the independent auditor complies with any applicable rules or requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at least quarterly on the services provided by KPMG LLP and the approximate fees paid or payable to KPMG LLP for such services during the preceding quarter, including a report on any services pre-approved during such quarter by the Chairman of the Audit Committee pursuant to this Section II.

III. Audit Services

The terms and fees of the annual Audit Services engagement, including, without limitation, the independent auditor’s services in connection with the audit of the Company’s annual financial statements, the independent auditor’s review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and the independent auditor’s testing and attestation on management’s report on the effectiveness of the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the foregoing annual Audit Services engagement, the Audit Committee may grant pre-approval for other Audit Services, which are those services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years and other services that generally only the independent auditor reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The Audit Committee has pre-approved the other Audit Services listed in Appendix A, provided that such services do not exceed the pre-approved fees set forth on Appendix A. All other Audit Services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor, and in each case which are not covered by the Audit Services described in Section III. Such services could include, among other things, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, attest services and internal control reviews that are not required by statute and regulation and consultations concerning financial accounting and reporting standards. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved the Audit-Related Services listed in Appendix B, provided that such services do not exceed the pre-approved fees set forth on Appendix B. All other Audit-Related Services not listed in Appendix B must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above. As to all non-audit internal control services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed non-audit internal control service; (2) discuss with the Audit Committee any potential effects on the independent auditor’s independence that could be caused by the independent auditor’s performance of the proposed non-audit internal control service; and (3) document the substance of such discussions with the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company, such as (i) tax compliance (e.g., preparing original and amended state and federal corporate tax returns, planning for estimated tax payments and preparation of tax return extensions); (ii) tax advice; and (iii) tax planning, without impairing the auditor’s independence. Tax advice and tax planning could include, without limitation, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans and request for rulings or technical advice from taxing authorities. However, the Audit Committee will not permit the retention of the independent auditor (or any affiliate of the independent auditor) in connection with the provision of any prohibited tax service listed in Exhibit 1 to the Company or its affiliates, as the PCAOB has determined that such prohibited tax services would impair the independent auditor’s independence.

The Audit Committee has pre-approved the Tax Services listed in Appendix C, provided that such services do not exceed the pre-approved fees set forth on Appendix C. All other Tax Services for the Company not listed in Appendix C must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above, provided that the independent auditor complies with any applicable rules and the following requirements to document the applicable Tax Services to the Audit Committee and to discuss such services with the Audit Committee.

As to all Tax Services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed Tax Service, the proposed fee structure for the engagement and any agreement between the independent auditor and the Company and its affiliates relating to the proposed Tax Service; (2) describe in writing to the Audit Committee any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the independent auditor or any of its affiliates and any person (other than the Company and its affiliates) with respect to the promoting, marketing or recommending of any transaction covered by the Tax Service; (3) discuss with the Audit Committee any potential effects of the proposed Tax Services on the independence of the independent auditor; and (4) document the substance of such discussions with the Audit Committee.

VI. All Other Services

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor, provided such All Other Services may not include Audit Services referred to in Section III above or prohibited services referred to in Section VII below. The Audit Committee has pre-approved the All Other Services listed in Appendix D, provided that such services do not exceed the pre-approved fees set forth on Appendix D. Permissible All Other Services other than those listed in Appendix D must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above.

VII.  Prohibited Services

The Company will not retain its independent auditors for any services that are “prohibited services” as defined by applicable statutes or regulations, as may be in effect from time to time, including, without limitation, those services prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s or the PCAOB’s rules and regulations and such other rules and regulations as may be promulgated thereunder from time to time. Attached to this policy as Exhibit 1 is a current list of the SEC’s and PCAOB’s prohibited non-audit services, including prohibited tax services.

VIII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any services proposed to be provided by the independent auditors during a fiscal year exceeding these levels will require specific pre-approval by the Audit Committee.

IX. Procedures

Requests or applications to provide services that require specific approval by the Audit Committee may be submitted to the Audit Committee by the independent auditor and any of the Company’s Chief Financial Officer, Corporate Controller or Chief Legal Officer.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2010

Dated: October 28, 2009

Total Pre-Approved
Annual Fees for
Pre-Approved Audit
Service	Services:

Statutory audits or financial audits for subsidiaries of the Company	$50,000
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2010

Dated: October 28, 2009

Total Pre-Approved
Annual Fees for
Pre-Approved
Audit-Related
Service	Services:

1. Due diligence services pertaining to potential business acquisitions/dispositions	$200,000
2. Financial statement audits of employee benefit plans
3. Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
4. Attest services and internal control reviews not required by statute or regulation
5. Audit work in connection with liquidations and contract terminations; legal entity dissolution/restructuring assistance; and inventory audits

The foregoing pre-approval of non-audit internal control services identified on this Appendix B is subject in all cases to compliance with Section IV of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix C

Pre-Approved Tax Services for Fiscal Year 2010*

Dated: October 28, 2009

Total Pre-Approved Annual Fees for
Service	Pre-Approved Tax Services:

1. U.S. federal, state and local tax compliance, including, without limitation, review of income, franchise and other tax returns	$300,000
2. International tax compliance, including, without limitation, review of income, franchise and other tax returns
3. U.S. federal, state and local tax advice, including, without limitation, general tax advisory services
4. International tax advice, including, without limitation, intercompany pricing and advanced pricing agreement services, general tax advisory services and tax audits and appeals services

*	The foregoing pre-approval of Tax Services identified on this Appendix C is subject in all cases to compliance with Section V of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix D

Pre-Approved All Other Services for Fiscal Year 2010

Dated: October 28, 2009

Total Pre-Approved
Annual Fees for
Pre-Approved
Service	All Other Services:

All Other Services approved by the Chairman of the Audit Committee pursuant to Section II of this policy, provided that the independent auditor complies with any applicable rules and requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee (and in each case excluding Audit Services described in Section III and prohibited services described in Section VII).
$35,000 per project

Exhibit 1

I.	PROHIBITED NON-AUDIT SERVICES

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Each of these prohibited services is subject to applicable exceptions under the SEC’s rules.

II.	PROHIBITED TAX SERVICES

The PCAOB has determined the following services to be “Prohibited Tax Services” for the independent auditor (including any affiliate of the independent auditor, as defined in PCAOB Rule 3501(a)(i)):

•	any service or product by the independent auditor or any of its affiliates for the Company and its affiliates for a contingent fee or a commission, including any fee established for the sale of a product or the performance of any service pursuant to an arrangement in which no fee would be payable unless a specified finding or result is attained or the amount of the fee is otherwise dependent on the finding or result of such product or service, taking into account any rights to reimbursements, refunds or other repayments that could modify the amount received in a manner that make it contingent on a finding or result (excluding fees where the amount is fixed by courts or other public authorities and is not dependent on a finding or result), or the independent auditor or any of its affiliates receives, directly or indirectly, a contingent fee or commission;

•	non-audit services by the independent auditor or any of its affiliates for the Company and its affiliates related to marketing, planning or opining in favor of the tax treatment of a “confidential transaction” as defined under PCAOB Rule 3501(c)(i) or an “aggressive tax position transaction” (including, without limitation, any transaction that is a “listed transaction” under applicable U.S. Treasury regulations) that was (i) initially recommended, directly or indirectly, by the independent auditor or another tax advisor with which the independent auditor has a formal agreement or other arrangement related to the promotion of such transactions, and (ii) a significant purpose of which is tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws; and

•	tax services by the independent auditor or any of its affiliates for persons that serve in a financial reporting oversight role at the Company or its affiliates, including any employee who is in a position to, or does, exercise influence over the contents of the Company’s financial statements or any employee who prepares the financial statements, including, without limitation, the Company’s chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position, including for any immediate family member of such employees (being such employee’s spouse, spousal equivalent and dependents), but excluding tax services for (i) any person that serve in a financial reporting oversight role for the Company or its affiliates solely because such person serves as a member of the Board of Directors, the Audit Committee, any other Board committee or similar management or governing body of the Company or its affiliates (in each case who do not otherwise occupy an employment position in a financial oversight role), (ii) any person serving in a financial reporting oversight role at the Company or its affiliates only because of such person’s relationship to an affiliate of the Company if such affiliate’s financial statements (1) are not material to the Company’s consolidated financial statements or (2) are audited by an auditor other than the Company’s independent auditor or its associated persons and (iii) employees who were not in a financial reporting oversight role for the Company or its affiliates before a hiring, promotion or other change in employment event and the tax services were provided by the independent auditor or any of its affiliates to such person pursuant to an engagement in process before the hiring, promotion or other change in employment event, provided that such tax services are completed on or before 180 days after the hiring or promotion event.

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐

1.	Election of Directors Nominees

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	Proposal to approve the Revlon Executive Incentive Compensation Plan.	☐	☐	☐

3	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
REVLON, INC.
To be held on June 3, 2010 at 10:00 A.M. Eastern Time
at Revlon, Inc. Research Center, 2121 Route 27, Edison, NJ 08818.
Please date, sign and mail
your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

REVLON, INC.
Proxy for June 3, 2010 Annual Meeting of Stockholders
CLASS A COMMON STOCK
REVLON, INC.
Proxy For June 3, 2010 Annual Meeting of Stockholders
The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 8, 2010, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 3, 2010 or any postponement or adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELEVEN NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date (or if you hold voting capital stock through the 401(k) Plan by May 28, 2010). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date (or if you hold voting capital stock through the 401(k) Plan by May 28, 2010). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐

1.	Election of Directors Nominees

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	Proposal to approve the Revlon Executive Incentive Compensation Plan.	☐	☐	☐

3	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
REVLON, INC.
To be held on June 3, 2010 at 10:00 A.M. Eastern Time
at Revlon, Inc. Research Center, 2121 Route 27, Edison, NJ 08818.
Please date, sign and mail
your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

REVLON, INC.
Proxy for June 3, 2010 Annual Meeting of Stockholders
CLASS B COMMON STOCK
REVLON, INC.
Proxy For June 3, 2010 Annual Meeting of Stockholders
The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class B Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 8, 2010, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 3, 2010 or any postponement or adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELEVEN NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date (or if you hold voting capital stock through the 401(k) Plan by May 28, 2010). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date (or if you hold voting capital stock through the 401(k) Plan by May 28, 2010). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐

1.	Election of Directors Nominees

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	Proposal to approve the Revlon Executive Incentive Compensation Plan.	☐	☐	☐

3	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
REVLON, INC.
To be held on June 3, 2010 at 10:00 A.M. Eastern Time
at Revlon, Inc. Research Center, 2121 Route 27, Edison, NJ 08818.
Please date, sign and mail
your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

REVLON, INC.
Proxy for June 3, 2010 Annual Meeting of Stockholders
Revlon Employees’ Savings, Investment and
Profit Sharing Plan (The “Plan”) Participants
REVLON, INC.
Proxy For June 3, 2010 Annual Meeting of Stockholders
The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the Plan for the account of the undersigned at the close of business on April 8, 2010, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 3, 2010 or any postponement or adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELEVEN NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

REVLON, INC.
237 PARK AVENUE
NEW YORK, NY 10017
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date (or if you hold voting capital stock through the 401(k) Plan by May 28, 2010). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date (or if you hold voting capital stock through the 401(k) Plan by May 28, 2010). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐

1.	Election of Directors Nominees

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Paul J. Bohan	04 Alan T. Ennis	05 Meyer Feldberg
06 David L. Kennedy	07 Debra L. Lee	08 Tamara Mellon	09 Barry F. Schwartz	10 Richard J. Santagati
11 Kathi P. Seifert

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	Proposal to approve the Revlon Executive Incentive Compensation Plan.	☐	☐	☐

3	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
REVLON, INC.
To be held on June 3, 2010 at 10:00 A.M. Eastern Time
at Revlon, Inc. Research Center, 2121 Route 27, Edison, NJ 08818.
Please date, sign and mail
your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

REVLON, INC.
Proxy for June 3, 2010 Annual Meeting of Stockholders
Series A Preferred Stock
REVLON, INC.
Proxy For June 3, 2010 Annual Meeting of Stockholders
The undersigned hereby appoints Robert K. Kretzman, Michael T. Sheehan and Marc R. Esterman as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Series A Preferred Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 8, 2010, at the Annual Meeting of Stockholders to be held at 10:00 A.M. on June 3, 2010 or any postponement or adjournment thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELEVEN NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side